          Confidential Material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.6

                                              HARVARD/ARSENAL/ATHENAHEALTH LEASE

                                   ----------

             HARVARD REAL ESTATE SERVICES, HOLYOKE CENTER, SUITE 800
                       CAMBRIDGE, MASSACHUSETTS 02138-3826

                                   ----------

                                      LEASE

                                     BETWEEN

                    PRESIDENT AND FELLOWS OF HARVARD COLLEGE

                                   AS LANDLORD

                                       AND

                               ATHENAHEALTH, INC.

                                    AS TENANT

                          DATED AS OF NOVEMBER 8, 2004

                                   ----------

                          OFFICE OF THE GENERAL COUNSEL
                               HARVARD UNIVERSITY

                                   ----------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1. - PARTIES, PREMISES, AND DEFINITIONS.........................       1
   Section 1.1.    Parties, Premises....................................       1
   Section 1.2.    Definitions..........................................       1
   Section 1.3.    Exhibits.............................................       6

ARTICLE 2. - LEASING CLAUSES............................................       6
   Section 2.1.    Grant of Lease.......................................       6
   Section 2.2.    Encumbrances, Common Facilities, Exceptions, and
                   Reservations.........................................       6
   Section 2.3.    Use: Hours of Access.................................       6
   Section 2.4.    Lease Term: Possession...............................       7
   Section 2.5.    Payment of Rent......................................       7
   Section 2.6.    Application of Payments: Check Endorsements..........       7
   Section 2.7.    Parking Spaces/Bicvcles.............................        7
           2.7.1.  Additional Parking...................................       8
   Section 2.8.    Transportation Services of the Complex...............       8
   Section 2.9.    Second Floor Building 311 Premises...................       9
           2.9.1.  Delayed Delivery Date................................       9
   Section 2.10.   Ancillary Uses of the Premises.......................      10
   Section 2.11.   Entry Premises and Terrace Premises..................      10

ARTICLE 3. - RENT.......................................................      10
   Section 3.1.    Basic Rent...........................................      10
           3.1.1.  Lease Year Defined...................................      10
           3.1.2.  Late Payments, Additional Rent.......................      10
           3.1.3.  Other Additional Rent................................      11
   Section 3.2.    Expense Allocation...................................      11
           3.2.1.  Expense Allocation Proration.........................      12
           3.2.2.  Complex Operating Costs Defined......................      12
           3.2.3.  Building Operating Costs Defined.....................      13
           3.2.4.  Exclusions from Operating Costs......................      14
           3.2.5.  Method of Payment....................................      15
           3.2.6.  Record Keeping.......................................      16
           3.2.7.  Inspection and Audit Rights..........................      16

ARTICLE 4. - REIMBURSEMENT FOR REAL ESTATE TAXES........................      17
   Section 4.1.    Tenant to Reimburse Landlord for Real Estate Taxes...      17
   Section 4.2.    Payment of the Tax Reimbursement.....................      18
   Section 4.3.    Abatement............................................      18
   Section 4.4.    Landlord's Right to Recover..........................      19

ARTICLE 5. - COVENANTS..................................................      19
   Section 5.1.    Tenant's Covenants...................................      19
           5.1.1.  Rent and other Payments; Independent Covenant........      19

           5.1.2.  Care of Premises.....................................      19
           5.1.3.  Glass................................................      20
           5.1.4.  Yielding Up of Premises on Termination or
                   Expiration, Security Interests.......................      20
           5.1.5.  Overloading, Nuisance, Flammables, Increase in
                   Insurance Premiums...................................      20
           5.1.6.  No Obstruction; Rules and Regulations................      21
           5.1.7.  Compliance with Laws:  Safety; Health................      21
           5.1.8.  No Assignment or Subletting..........................      21
           5.1.9.  Landlord's Consent Required for Tenant's
                   Alterations..........................................      25
           5.1.10. Licenses and Permits.................................      26
           5.1.11. Indemnification......................................      26
           5.1.12. Enforcement Costs....................................      27
           5.1.13. No Interference......................................      27
           5.1.14. Delivery of Financial Statements.....................      27
           5.1.15. No Violation.........................................      28
           5.1.16. Use..................................................      28
           5.1.17. Keys.................................................      28
           5.1.18. Security Alarm.......................................      28
           5.1.19. No Parking...........................................      28
           5.1.20. Insurance............................................      28
           5.1.21. Subordination........................................      30
           5.1.22. Harvard Name.........................................      30
           5.1.23. Tenant's Managers....................................      31
           5.1.24. Tenant's Expense, Personal Property Taxes............      31
           5.1.25. Hazardous Materials..................................      31
           5.1.26. Existing Environmental Conditions....................      32
           5.1.27. Tenant's Business Name...............................      32
   Section 5.2.    Landlord's Covenants.................................      32
           5.2.1.  Quiet Eniovment......................................      32
           5.2.2.  Landlord's Default...................................      32
           5.2.3.  Landlord's Insurance.................................      33
   Section 5.3.    Notice to Mortgagee and Ground Lessor................      33
   Section 5.4.    HIPAA................................................      33

ARTICLE 6. - TENANT'S DEFAULT...........................................      33
   Section 6.1.    Event of Default.....................................      33
           6.1.1.  Written Notice of Termination........................      35
           6.1.2.  Bankruptcy...........................................      35
   Section 6.2.    Tenant's Obligations After Termination...............      35
           6.2.1.  Evidence of Value....................................      36
   Section 6.3.    Other Matters Relating to Termination................      36
           6.3.1.  Landlord's Right to Relet............................      36
           6.3.2.  Landlord's Other Remedies............................      37
           6.3.3.  Right to Equitable Relief............................      37
           6.3.4.  Landlord's Right To Cure Tenant's Default............      37

ARTICLE 7. - LETTER OF CREDIT...........................................      37
   Section 7.1.    Definitions..........................................      37
   Section 7.2.    Requirements of Letter of Credit, Amount, Form.......      37
   Section 7.3.    Decrease in Amount of Letter of Credit...............      38
           7.3.1.  Reduction Deliveries.................................      38
           7.3.2.  Amendment to Letter of Credit........................      39
   Section 7.4.    Landlord's Rights Upon an Event of Default...........      39

ARTICLE 8. - GENERAL MATTERS............................................      39
   Section 8.1.    Condition of Premises................................      39
   Section 8.2.    Casualty and Eminent Domain..........................      40
           8.2.1.  Casualty, Partial Taking.............................      40
           8.2.2.  Total Takin//Partial Taking..........................      40
           8.2.3.  Restoration..........................................      41
           8.2.4.  Landlord's Right to Damages..........................      41
   Section 8.3.    Access to Premises; Landlord's Right to Repair
                   and Alter............................................      41
           8.3.1.  Viewing, Inspecting, Repairing.......................      41
           8.3.2.  Landlord Alterations, Pest Extermination.............      42
           8.3.3.  Right to Remove Certain Items and Improvements.......      42
           8.3.4.  Right to Affix "For Rent" Sign.......................      42
           8.3.5.  Right to Modify Complex..............................      42
   Section 8.4.    Amendment, Severability..............................      43
   Section 8.5.    Cumulative Effect....................................      43
   Section 8.6.    Estoppel Certificates................................      43
   Section 8.7.    Brokers..............................................      43
   Section 8.8.    When Lease is Binding on Landlord....................      44
   Section 8.9.    Transfer of Complex..................................      44
   Section 8.10.   Holding Over.........................................      44
   Section 8.11.   Captions; Rules of Construction......................      44
   Section 8.12.   Notices..............................................      45
   Section 8.13.   No Waiver, No Exhaustion of Rights...................      46
   Section 8.14.   Representative Capacity..............................      47
   Section 8.15.   No Invalidity........................................      47
   Section 8.16.   No Recording.........................................      47
   Section 8.17.   Time to Commence Actions; No Jury Trial..............      47
   Section 8.18.   Landlord's Right to Erect Obstructions...............      47
   Section 8.19.   Effect of Unavoidable Delays.........................      47
   Section 8.20.   No Representations or Inducements....................      48
   Section 8.21.   Formalities of Execution.............................      48
   Section 8.22.   Community Outreach Agreement.........................      48
   Section 8.23.   Patriot Act..........................................      48

ARTICLE 9. - ADDITIONAL PROVISIONS......................................      49
   Section 9.1.    Services to the Premises.............................      49
   Section 9.2.    Electricity..........................................      49
           9.2.1.  Replacement Lamps/Bulbs..............................      49
           9.2.2.  Selection of Power Providers/Interruption of
                   Utility Service......................................      49

           9.2.3.  Alterations to Electrical Equipment..................      50
           9.2.4.  Additional Electricity Requirements..................      50
   Section 9.3.    Water................................................      51
   Section 9.4.    Elevators, Heat, Air Conditioning, Cleaning..........      51
           9.4.1.  Elevators............................................      51
           9.4.2.  Heating, Venting and Air Conditioning: for the
                   Building 97 Premises.................................      51
           9.4.3.  Heating, Venting and Air Conditioning for the
                   Building 311 Premises................................      51
           9.4.4.  Cleaning.............................................      51
           9.4.5.  Common Area Maintenance/Repairs......................      51
   Section 9.5.    Energy Conservation..................................      52
   Section 9.6.    Premises Population..................................      52
   Section 9.7.    Security.............................................      52
   Section 9.8.    Loading Docks........................................      52
   Section 9.9.    Telecommunication Service Provider...................      53
   Section 9.10.   Signage..............................................      53
   Section 9.11.   Rooftop Equipment and Communication Devices..........      53

ARTICLE 10. - OPTION TO EXTEND LEASE TERM...............................      53
   Section 10.1.   Tenant's Option to Extend............................      53
   Section 10.2.   Determination of Rent for the Extension Term.........      54
   Section 10.3.   Costs and Expenses...................................      55
   Section 10.4.   Continuation of Terms and Conditions.................      55
   Section 10.5.   Definition...........................................      55

                                    EXHIBITS

ExhibitA   Rules and Regulations
B          Form of Transmittal Letter
C          Form of Letter of Credit
C-1        Approved Form of Letter of Credit
D          Floor Plan of Premises
D-1        Floor Plan of Building 97 Premises
D-2        Floor Plan of Building 311 Premises
E          Site Plan
F          Work Letter
G          List of Environmental Restrictions
H          Cleaning Specifications
I          Base Building Specifications
I-1        Building 97 Base Building Specifications
1-2        Building 311 Base Building Specifications
J          Existing Lease Obligations
K          Lease Rider Lease Rider
L          Shuttle Bus Schedule
L-1        4th Shuttle Bus Schedule

                 ARTICLE 1. - PARTIES, PREMISES, AND DEFINITIONS

     Section 1.1. Parties, Premises. The parties to this Lease ("Landlord" and "Tenant") and the premises ("Premises") covered hereby are as follows:

     LANDLORD: President and Fellows of Harvard College, a Massachusetts educational and charitable corporation.

     TENANT: athenahealth, Inc.

     TENANT'S MAILING ADDRESS: One Moody Street, Waltham, Massachusetts 02453.

     TENANT'S BUSINESS NAME: athenahealth.

     DATE OF THIS LEASE: November 8, 2004.

     PREMISES: The space shown on the plan attached hereto as Exhibits D-1 and D-2 and containing approximately 133,616 rentable square feet of space comprised of (i) all of Building 97 as shown on the plans attached hereto as Exhibit D-1, containing approximately 21,000 rentable square feet of space, and including the Terrace Premises (the "Building 97 Premises"), (ii) portions of the second and third floors of Building 311 as shown on the plans attached hereto as Exhibit D-2, containing approximately 112,616 rentable square feet of space (the "Building 311 Premises").

     ADDRESS OF PREMISES: Building 97 is located at 300 North Beacon Street, the Arsenal on the Charles, Watertown, MA 02472 and Building 311 is located at 311 Arsenal Street, the Arsenal on the Charles, Watertown, MA 02472.

     Section 1.2. Definitions. As used herein, the following terms have the following meanings.

     ADDITIONAL RENT: The additional rent payable by Tenant under Section 3.2 and Article 4 of this Lease, any Construction Rent payable by Tenant under the Work Letter, and Existing Lease Additional Rent payments under Exhibit J.

     ART/THEATRE CENTER: The space designated to be used as an art/theatre center and located in a portion of Building 312 in the Complex.

     ART/THEATRE CENTER COSTS: All costs incurred by Landlord in operating up to 10,000 square feet of the Art/Theatre Center, including, but not limited to utilities, and normal, regularly-occurring maintenance and repairs to the public areas, exterior glass, and Structural Components of Building 312 to the extent required to be paid by Landlord under the lease for the Art/Theatre Center, but excluding any expenses of any artists or arts related activities or functions within the Art/Theatre Center.

     AUTHORIZATIONS: All franchises, licenses, permits, approvals, variances, certificates, special permits, and other consents issued by Governmental Authorities pursuant to Legal

          Confidential Material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Requirements that are or may be required for, or applicable to, the use and occupancy of the Premises and the conduct or continuation of the Permitted Use therein.

     BASIC RENT:

         Period            Annual Basic Rent   Monthly Basic Rent
         ------            -----------------   ------------------
Lease Year 1 (commencing
   on the Rent
   Commencement Date)        $ *                  $ *
Lease Year 2                 $ *                  $ *
Lease Year 3                 $ *                  $ *
Lease Year 4                 $ *                  $ *
Lease Year 5                 $ *                  $ *
Lease Year 6                 $ *                  $ *
Lease Year 7                 $ *                  $ *
Lease Year 8                 $ *                  $ *
Lease Year 9                 $ *                  $ *
Lease Year 10                $ *                  $ *

See Section 3.1.

     Brokers: Beal and Company, Inc. (Broker for Landlord) and Grubb & Ellis Company (Broker for Tenant). See Section 8.7.

     BUILDING OPERATING COSTS: See Section 3.2.3.

     BUILDING SYSTEMS: All mechanical, HVAC, plumbing, and electrical systems within and serving the Buildings exclusively.

     BUILDING 97. "Building 97" shall mean the building known as Building 97, as shown on the Site Plan. Building 97 contains approximately 21,000 rentable square feet of space.

     BUILDING 311. "Building 311" shall mean the building known as Building 311, as shown on the Site Plan. Building 311 contains approximately 366,112 rentable square feet of space.

     BUILDINGS: The term "Buildings" shall mean, collectively, the buildings known as Building 97 and Building 311.

     BUSINESS HOURS: Mondays through Fridays, excepting legal holidays, from 7:00 a.m. to 7:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 3:00 p.m.

     BUSINESS DAYS: All days except Saturdays, Sundays, days observed as holidays by the federal government, including, New Year's Day, Martin Luther King Day, President's Day, Patriots Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Christmas Day (or the day of observance of such holiday where the holiday falls on a Saturday or Sunday).

     COMMON FACILITIES: Public or common lobbies, hallways, stairways, shaftways, street entrances, elevators (if any), mechanical and electrical rooms, mechanical systems and equipment serving more than one tenant, and if the portion of the Premises on any floor includes less than the entire floor, the common toilets, corridors, and lobby of such floor; and the access roads, driveways, parking areas, the Parking Garage, loading areas, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas, and other areas or facilities that are located within the Complex and designated by Landlord from time to time for the non-exclusive use of tenants and other occupants of the Complex, and the services provided to tenants from time to time as an amenity of the Complex. Lobbies, hallways, and toilets, if any, solely serving the Tenant and located wholly within the Premises are part of the Premises, and are not Common Facilities, except to the extent deemed necessary by Landlord so that Landlord can operate and manage the Buildings in accordance with Legal Requirements and Insurance Requirements.

     COMPLEX: The real property and improvements thereon known as "The Arsenal on the Charles," located on Arsenal Street and North Beacon Street, Watertown, Massachusetts, being shown on the Site Plan.

     COMPLEX OPERATING COSTS: See Section 3.2.2.

     CONSTRUCTION WORK: See Section 5.1.9.

     DEDUCTIBLE COSTS: See Section 5.1.8.5.

     EVENT OF DEFAULT: See Article 6.

     ENVIRONMENTAL RESTRICTIONS: See Section 5.1.25.

     ENTRY PREMISES: A portion of the Building 311 Premises consisting of the lobby area on the second floor of Building 311, and labeled "Entry Premises" on Exhibit D-2.

     EXISTING LEASE OBLIGATIONS: See Exhibit J.

     EXISTING TENANT: See Section 2.9.

     EXTENSION TERM: A portion of the Lease Term constituting two successive terms of five years (each an "Extension Term"). The first Extension Term shall commence on the day after the Lease Expiration Date, if this Lease is validly extended. (See Article 10).

     FISCAL YEAR: Landlord's annual accounting period ending on June 30 each year, or such other fiscal year as Landlord may from time to time adopt.

     GOVERNMENTAL AUTHORITY: The United States of America, The Commonwealth of Massachusetts, the municipality in which the Premises are located, the county in which said municipality is located, and any political subdivision of any of them and any agency, department, commission, court, board, bureau, or instrumentality of any of them.

     HAZARDOUS MATERIAL(S): See Section 5.1.25.

     HIPAA: See Section 5.1.4.

     INITIAL LEASE TERM: The period commencing on the Lease Commencement Date and ending on the Lease Expiration Date, unless sooner terminated as provided in this Lease.

     INSURANCE REQUIREMENTS: All terms and provisions of any policy of insurance maintained by Landlord or Tenant and applicable to all or any part of the Premises, the Buildings, or the Complex and all requirements of the issuer of any such policy and all orders, rules, regulations, and other requirements of the National Board of Fire Underwriters (and any other body exercising similar functions) applicable to or affecting any condition, operation, use, or occupancy of the Premises, the Buildings, the Complex, the sidewalks adjoining the Complex, or any part or parts of either.

     INVOLUNTARY RATE: An annual rate equal to the lesser of (i) Prime Rate plus 10% (i.e. plus 1,000 basis points); or (ii) 18% (which is a daily rate of ..0493150685%), but if such interest rate should ever exceed that permitted by law, the highest interest rate permitted by law shall be applicable.

     LANDLORD'S APPROVAL LETTER. See Exhibit F.

     LATE PAYMENTS: See Section 3.1.2.

     LEASE COMMENCEMENT DATE: The date of execution and delivery of the Lease by Landlord, and delivery to, and acceptance by Landlord of the Letter of Credit pursuant to the terms of Exhibit B provided that with respect to the Second Floor Building 311 Premises and the Entry Premises, the Lease Commencement Date shall be the Second Floor Lease Commencement Date (as defined in Section 2.9).

     LEASE EXPIRATION DATE: The date that is ten years after the Rent Commencement Date, or such earlier date upon which the Lease Term may expire or be terminated pursuant to any of the conditions or other provisions of this Lease or pursuant to law.

     LEASE RIDER: The Lease Rider attached to this Lease as Exhibit K. The terms of the Lease Rider are incorporated herein by reference as if set forth in this Lease.

     LEASE TERM: The Initial Lease Term. If this Lease provides for a right to extend the term of this Lease, and if Tenant validly so extends this Lease, then during the applicable Extension Term, references to "Lease Term" shall be deemed to refer to the applicable Extension Term.

     LEASE YEAR: See Section 3.1.1.

     LEGAL REQUIREMENTS: All statutes, codes, acts, and ordinances including zoning by-laws and ordinances, building, health, and, safety codes, historic preservation laws, and environmental protection laws (and all rules and regulations thereunder), all executive orders and other administrative orders, the terms and conditions of all Authorizations, and all judgments, decrees, injunctions, and other judicial orders of or by any Governmental Authority that may at any time

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


be applicable to parts or appurtenances of the Premises, the Buildings, the Common Facilities or the Complex, or the sidewalks adjoining the Complex, or to any condition or use thereof.

     LETTER OF CREDIT: See Article 7. The Letter of Credit is in the original face amount of $ *.

     MINIMUM LIABILITY INSURANCE COVERAGE: $5,000,000. See Section 5.1.20.

     OCCUPANCY DATE: The date on which Tenant initially occupies all or any part of the Premises for the conduct of the Permitted Use.

     OTHER ADDITIONAL RENT: See Section 3.1.3.

     PARKING GARAGE: The parking garage included in the Common Facilities of the Complex and shown on the Site Plan.

     PERMITTED USE: The Premises shall be used for general office use, and for any other uses as Landlord may approve in its reasonable discretion, and for the ancillary uses set forth in Section 2.10, subject in all cases to the provisions of the Lease, and no other uses. The Entry Premises and the Terrace Premises shall be used for the uses specified in Section 2.11, and for no other uses.

     PRIME RATE: The "Prime Rate" as calculated and published by The Wall Street Journal, or if discontinued, such other standard as shall then be recognized by the banking community as having replaced the "prime rate."

     RENT: The total of Basic Rent, Additional Rent, and other additional rent.

     RENT COMMENCEMENT DATE: July 1, 2005, except that if Tenant occupies all or any portion of the Premises for the conduct of the Permitted Use prior to April 1, 2005, Tenant shall pay Rent on all such occupied portions of the Premises beginning on the date that is ninety days after such occupancy date. Landlord will send Tenant a written notice setting forth the Rent Commencement Date.

     RENT PAYMENT DAY: See Section 2.5.

     RENTABLE SQUARE FEET OF THE COMPLEX: The rentable square feet of all the buildings in the Complex, excluding the Parking Garage, the Art/Theatre Center and the management office, currently estimated to be 743,176.

     ROOFTOP EQUIPMENT: See Exhibit K.

     RULES AND REGULATIONS: See Section 5.1.6.

     SECOND FLOOR BUILDING 311 PREMISES: A portion of the Building 311 Premises comprised of space on the second floor of Building 311 and labeled "Second Floor Building 311 Premises" on Exhibit D-2 and containing approximately 25,235 rentable square feet.

     SECOND FLOOR LEASE COMMENCEMENT DATE: See Section 2.9.

     SITE PLAN: The site plan of the Complex attached hereto as Exhibit E.

     STRUCTURAL COMPONENTS: All foundations, columns, structural walls (i.e., loadbearing walls), floors, perimeter walls of the Buildings (except for the inner surfaces thereof in the Premises), roof, exterior windows and glass, glass in any demising walls in the Building 311 Premises, and other structural components of the Buildings.

     TENANT: The term "tenant" means persons other than Tenant, who occupy space in the Complex other than the Premises, whether under a lease or otherwise.

     TENANT'S SHARE OF PARKING SPACES: 347 unreserved parking spaces located in the parking areas of the Complex, to be used in accordance with Section 2.7.

     TENANT'S WORK: See the Work Letter.

     TERRACE PREMISES: the outdoor space immediately east of, and adjacent to Building 97, and labeled "Terrace Premises" on Exhibit D-1.

     WORK LETTER: See Exhibit F.

     YEAR: References in this Lease to "year" or "Year" mean a 365-day (366-day in case of a leap year) period of time.

     Section 1.3. Exhibits. The Exhibits to this Lease are part of this Lease, are incorporated herein by reference, and are to be treated as part of this Lease for all purposes. Undertakings contained in such Exhibits are agreements on the part of Landlord and Tenant, as the case may be, to perform the obligations stated therein.

                          ARTICLE 2. - LEASING CLAUSES

     Section 2.1. Grant of Lease. Landlord hereby leases unto Tenant, and Tenant hereby takes and hires from Landlord, the Premises on the terms, covenants, provisions, and conditions set forth in this Lease.

     Section 2.2. Encumbrances, Common Facilities, Exceptions, and Reservations. The Premises are hereby leased subject to existing easements and party wall agreements and to recorded easements, restrictions, rights, and encumbrances. As part of this Lease, Tenant shall have the right to the non-exclusive use of the Common Facilities in common with Landlord and others from time to time thereto entitled. Tenant's rights to possession and use of the Premises and the Common Facilities are subject to the provisions of this Lease, applicable Insurance Requirements, the Rules and Regulations, and applicable Legal Requirements.

     Section 2.3. Use: Hours of Access. The Premises may be used (whether by the named Tenant, by any subsequent holder of the tenant interest hereunder, or by others) only for the Permitted Use, and no others. Tenant covenants to use the Premises only for the Permitted Use.

Subject to the provisions of Section 2.2, Tenant will have access to the Premises on a 24 hour per day, 7 day per week basis.

     Section 2.4. Lease Term: Possession. The Premises are hereby leased by Landlord to Tenant for the Lease Term. Except for the Second Floor Building 311 Premises, and the Entry Premises, which shall be delivered in accordance with
Section 2.9 below, Landlord shall deliver possession of the remaining Premises to Tenant as of the Lease Commencement Date.

     Section 2.5. Payment of Rent. Tenant hereby agrees to pay Landlord the Rent as defined in this Lease. All Rent payments are due to Landlord on the first day of each calendar month (the "RENT PAYMENT DAY") unless otherwise specifically provided. In all cases, Rent shall be paid either by recent check drawn on a bank payable to "Harvard University" and shall be mailed or delivered c/o Beal & Company, Inc., 177 Milk Street, Boston, Massachusetts 02109, Attention: Accounts Receivable, or such other address as Landlord may from time to time by notice direct or by wire transfer of immediate available federal funds to a bank account designated by Landlord or Landlord's managing agent.

     Section 2.6. Application of Payments: Check Endorsements. Regardless of how the payment is characterized by Tenant (or the person making payment on behalf of Tenant) at the time of payment or otherwise, any payment made by or on behalf of Tenant to Landlord may be applied by Landlord, in Landlord's sole election, to Rent or any other amount due from Tenant to Landlord. No acceptance by Landlord of a sum less than the Rent or any other amount then due shall be deemed to be other than on account of the next due installment of such Rent or other amount, and Landlord shall be permitted to apply such lesser amount to Rent or any other amount then due, regardless of how Tenant characterizes the payment. Landlord, by notice to Tenant, may require Tenant to pay Rent and any other amounts due from Tenant to Landlord by an "electronic funds transfer" system arranged by and among Tenant, Tenant's bank, and Landlord. No endorsement or statement by Tenant on any check or in any letter or writing accompanying any check or payment (regardless of how payment is made) shall be deemed an accord and satisfaction, whether under common law or M.G.L. c. 106 Section 3-311 or other law or statute, and Landlord may accept such check or payment to Landlord's exclusive benefit without prejudice to Landlord's right to recover the balance of such installment or to pursue any other remedy under this Lease or otherwise. IN NO EVENT SHALL TENANT ASSERT ACCORD AND SATISFACTION UNDER M.G.L. C. 106 SECTION 3-311, UNLESS THE CHECK AND ANY ACCOMPANYING DOCUMENTS ARE DELIVERED TO THE OFFICE OF THE GENERAL COUNSEL, HARVARD UNIVERSITY, HOLYOKE CENTER, SUITE 980, CAMBRIDGE, MASSACHUSETTS 02138-3834, ATTENTION: ROBERT E. MCGAW, JNIVERSITY ATTORNEY.

     Section 2.7. Parking Spaces/Bicycles. Tenant shall have the right (subject to the Rules and Regulations) to use Tenant's Share of Parking Spaces without additional charge (except pursuant to Section 3.2), which shall be on a non-exclusive, unreserved basis, except that seventeen of Tenant's parking spaces will be located immediately adjacent to Building 97, in an area to be designated by Landlord, and will be marked with signage as "Reserved Parking." Landlord reserves the right to (i) designate areas where Tenant should park; and
(ii) implement a parking management plan for the Complex which may include the designation of certain areas or spaces for Tenant's Share of unreserved Parking Spaces or the issuance of access cards/parking passes for each parking space.

          2.7.1. Additional Parking. If at any time Tenant determines that Tenant's Share of Parking Spaces is materially inadequate for Tenant's use of the Premises, and such material inadequacy is resulting in an inability for Tenant's employees to find available parking in the Complex, Tenant may send a notice to Landlord ("Tenant's Parking Notice") requesting that Landlord determine if alternative parking management procedures can be implemented to address Tenant's shortage of parking. Landlord agrees that after receipt of Tenant's Parking Notice, and provided that no Event of Default shall have occurred and be continuing under this Lease or that Tenant is not otherwise in default in the performance of any of the terms, covenants or conditions contained in this Lease, Landlord will endeavor to implement alternative measures in order to address the shortage described in Tenant's Parking Notice, which measures may include: (i) designating a specific area of the Parking Garage for Tenant's Share of Parking Spaces; (ii) allowing Tenant to tandem park on a designated level in the Parking Garage; or (iii) initiating a valet parking program. All Landlord's reasonable costs and expenses incurred in connection with implementing and maintaining any alternative parking management procedures under this Section 2.7.1 shall be payable by Tenant as other additional rent. Landlord shall not be required to (i) implement any measure that violates Legal Requirements; or (ii) implement any measure that would result in a violation of the permits and approvals for the Complex.

     Section 2.8. Transportation Services of the Complex. Tenant shall, subject to seating availability, also have the right to use the limited transportation services provided by Landlord from the Complex to Harvard Square in Cambridge, Massachusetts. Two shuttle buses shall operate, continuously between the Complex and Harvard Square during Business Days between the hours of 7:00 a.m. and 8:00 p.m., and a third shuttle bus shall operate between the Complex to Harvard Square during Business Days between the hours of 7:00 a.m. and 9:00 a.m. The shuttle buses shall operate substantially in accordance with the schedule attached hereto as Exhibit L subject to weather and traffic conditions. In addition, Tenant shall have the right, exercisable by delivery of notice to Landlord at any time prior to July 1, 2005, to request that Landlord add a fourth shuttle bus. Within 60 days of receipt of Tenant's notice, Landlord will cause to be added a fourth shuttle bus to operate between 7:00 a.m. and 9:00 a.m. substantially in accordance with the schedule attached hereto as Exhibit L-1, subject to weather and traffic conditions. The costs and expense of operating the fourth shuttle bus for the initial 60 day period shall be paid by Tenant to Landlord as other additional rent. At the end of the 60 day period, Landlord shall assess demand for the fourth shuttle bus, and if Landlord determines that all four shuttle buses are operating at 70% or more occupancy, then Landlord shall continue operating the fourth shuttle bus, and the costs and expense of operating such bus shall be included in Complex Operating Costs. If Landlord at any time after the initial 60 day period determines that all four shuttle buses are operating at 70% or less occupancy, then Landlord may discontinue the fourth shuttle bus, unless Tenant by notice to Landlord elects to pay for the cost and expense of such fourth shuttle bus, in which case the fourth shuttle bus will be operated until such time as Tenant by notice to Landlord elect to cease paying for such cost and expense. This Lease does not affect Landlord's right (without Tenant's request) to add shuttle bus service if Landlord deems it appropriate based on demand and ridership, and include the cost and expense thereof in Complex Operating Costs. If over a sustained representative period of time there is a lessening in demand for the shuttle bus services, such operations, including the schedule of such operations may be altered provided Landlord notifies Tenant in writing no less than fourteen Business Days in advance of such alteration. If over a two-week period of time there is an increase in demand for the shuttle buses resulting in the shuttle buses operating at full capacity between the hours of 8:00 a.m. and 9:00 a.m., and provided that such increase in demand is not the result of some temporary condition, Tenant may thereafter notify Landlord of such increase in demand, and Landlord, within a reasonable time after recipt of such notice, will alter such operations to meet the increased demand. No fee shall be charged to any passenger that boards a shuttle bus operated by Landlord under this Section 2.8, provided that all costs of operating such shuttle bus service shall be included in Complex Operating Costs.

     Section 2.9. Second Floor Building 311 Premises. The Second Floor Building 311 Premises is currently leased to another tenant (the "EXISTING TENANT"). Existing Tenant is expected to vacate the Second Floor Building 311 Premises on or before January 1, 2005. Upon Existing Tenant's vacating of the Second Floor Building 311 Premises, Landlord shall send Tenant a notice stating the date upon which the Landlord will deliver to Tenant possession of the Second Floor Building 311 Premises and the Entry Premises, which date shall be no later than five Business Days after the date that Existing Tenant vacates the Second Floor Building 311 Premises (the "SECOND FLOOR, LEASE COMMENCEMENT DATE").

          2.9.1. Delayed Delivery Date. If the Second Floor Lease Commencement Date occurs after January 1, 2005, the Rent Commencement Date with respect only to portions of the Premises not occupied by Tenant as of July 1, 2005 (the "Unoccu ied Space "), shall be postponed on a day by day basis for each day after January 1, 2005 until the Second Floor Commencement Date. For example, if the Second Floor Lease Commencement Date was January 15, 2005, the Rent Commencement Date for the Unoccupied Space would be July 15, 2005, but the Rent Commencement Date for the remaining Premises would be determined in accordance with the definition of Rent Commencement Date set forth in Section 1.2. If the Second Floor Lease Commencement Date has not occurred by January 30, 2005, Landlord agrees to reimburse Tenant for any increase in the cost of Tenant's Work directly attributable to the delivery of the Second Floor Building 311 Premises after January 1, 2005, provided that Tenant uses reasonable efforts to minimize any such increased costs ("DELAY COSTS"). If the Second Floor Lease Commencement Date has not occurred by March 1, 2005, Landlord will deliver to Tenant a notice promptly thereafter setting forth the estimated Second Floor Lease Commencement Date ("LANDLORD'S NOTICE"), and Tenant may elect, by delivery of notice to Landlord within twenty days of Tenant's receipt of Landlord's Notice, but prior to the Second Floor Lease Commencement Date ("TENANT'S NOTICE"), to relocate Tenant's data center from the Second Floor Building 311 Premises to another portion of the Premises (the "DATA CENTER RELOCATION"). Tenant's Notice shall include change orders from the General Contractor reflecting the cost of the Data Center Relocation ("DATA CENTER RELOCATION COSTS"), and a revised construction schedule evidencing the number of days, if any, that Tenant's construction schedule will be delayed as a result of the Data Center Relocation ("DATA CENTER DELAY DAYS"). Landlord agrees to reimburse Tenant for any Data Center Relocation Costs, provided that Tenant uses reasonable efforts to minimize any such increased costs. Delay Costs and Data Center Relocation Costs may be added to any Tenant's Statement submitted in accordance with Section 5 of the Work Letter, and shall be payable in the same manner as Landlord's Contribution. In addition, the Rent Commencement Date for the Unoccupied Space shall be moved back on a day for day basis for each Data Center Delay Day. For example, if the Data

Center Relocation results in 15 Data Center Delay Days, the Rent Commencement Date for the Unoccupied Space would be July 15, 2005. Notwithstanding anything herein to the contrary, until the occurrence of the Second Floor Lease Commencement Date, the defined terms "Tenant's Share of Parking Spaces", "Tenant's Operating Costs Share", and "Tenant's Tax Share" shall be deemed revised to exclude the Second Floor Building 311 Premises.

     Section 2.10. Ancillary Uses of the Premises. Tenant shall have the right to use a portion of the Premises for the following ancillary uses, provided such ancillary uses shall not occupy more than 5% of the Premises: (i) a catered cafeteria serving only Tenant's employees, business guests and invitees, and
(ii) a store for the sole purpose of selling athenathealth paraphernalia to Tenant's employees, business guests and invitees.

     Section 2.11. Entry Premises and Terrace Premises. Tenant shall have the right to use the Entry Premises solely as a reception area for visitors to Tenant's offices, subject to the rights of other persons in Building 311 to enter and exit Building 311 by the stairway that is located adjacent to the Entry Premises. Tenant's use of the Entry Premises shall not at any time interfere with the rights of others to use the stairway. Tenant shall have the right to the exclusive use of the Terrace Premises solely as an outdoor terrace and a seasonal lunch and break area for its employees, guests and invitees. The Terrace Premises may include tables and chairs and the installation of lighting and outdoor fixtures, all subject to the prior approval of Landlord pursuant to the Work Letter. Any excavation or subsurface work in, on, or under the Terrace Premises shall be performed in compliance with the Environmental Restrictions, Legal Requirements, and the terms and conditions of this Lease.

                                ARTICLE 3. - RENT

     Section 3.1. Basic Rent. Tenant shall pay the Basic Rent, as set forth in the table in Section 1.2 of the Lease, annually to Landlord during the Lease Term commencing on the Rent Commencement Date, by equal monthly installment payments in advance, on each Rent Payment Day. If the Rent Commencement Date does not occur on the first day of a calendar month, the first monthly installment of Basic Rent shall be appropriately prorated. If the Lease Expiration Date does not occur on the last day of a calendar month, the installment of Basic Rent for such partial month shall be prorated.

          3.1.1. Lease Year Defined. The term "LEASE YEAR" shall mean the period running from the Lease Commencement Date to the first anniversary of the Rent Commencement Date, and thereafter, a Lease Year shall mean each successive year-long period commencing on an anniversary of the Rent Commencement Date.

          3.1.2. Late Payments, Additional Rent. If any installment of Rent is not received by Landlord by the tenth day after the due date then, in such event, as a late charge and as other additional rent hereunder, Tenant shall pay to Landlord, together with such installment or payment an amount equal to five percent of the installment of Rent that was not paid when due (the "LATE PAYMENT PENALTY"). If any installment of Rent is not received by Landlord by the thirtieth day after Tenant's receipt of a default notice from Landlord (the "INTEREST GRACE PERIOD END DATE") then, in such event, as other additional rent, Tenant shall pay to Landlord, together with such installment or payment and Late Payment Penalty, interest on the unpaid installment or payment at the Involuntary Rate, computed from the Interest Grace Period End Date through the date that the installment or payment is received by Landlord; provided, however, if Landlord sends two such default notices to Tenant during the Lease Term, thereafter interest shall accrue on any unpaid installment of Rent at the Involuntary Rate from the due date of such installment until the date such installment is paid to Landlord. Tenant shall not be required, however, to pay interest at a rate prohibited by applicable law.

          3.1.3. Other Additional Rent. Unless otherwise expressly stated herein, all payments due to Landlord from Tenant under this Lease, other than Basic Rent and Additional Rent, are deemed to be "OTHER ADDITIONAL RENT." Wherever in this Lease payments due Landlord from Tenant are other additional rent, the same shall be due and payable in full on the next Rent Payment Day except that one-time or non-recurring items that are charged as other additional rent shall be due on the later to occur of thirty days after the date of written demand or the next Rent Payment Date, unless otherwise expressly stated.

     Section 3.2. Expense Allocation. Tenant shall pay to Landlord as Additional Rent with respect to each Lease Year, the Expense Allocation, as such term is described in this Section 3.2.

     NOTWITHSTANDING REFERENCE IN THIS SECTION 3.2 OR IN ANY OTHER PROVISION OF THIS LEASE TO A COST, EXPENSE, OR DISBURSEMENT PAID BY OR INCURRED BY LANDLORD, LANDLORD SHALL HAVE NO OBLIGATION TO INCUR THE COST (OR TO PERFORM THE WORK OR OBLIGATION WITH REGARD THERETO) UNLESS SPECIFICALLY AND EXPRESSLY SET FORTH IN ARTICLE 9 OR OTHER PROVISION OF THIS LEASE.

     The following definitions are applicable to Section 3.2:

     "FISCAL YEAR": Landlord's fiscal year used for accounting purposes, being Year-long periods beginning on July 1 and ending on the following June 30.

     "BASE COST YEAR": Fiscal Year 2006, commencing on July 1, 2005.

     "COST YEAR": A Fiscal Year for which the Expense Allocation is applicable.

     "TENANT'S OPERATING COSTS SHARE": 100% of Building Operating Costs for Building 97 and 30.76% of Building Operating Costs for Building 311 (the percentage calculated by dividing the rentable square feet of the Building 311 Premises (112,616) by the rentable square feet of Building 311 (366,112)).

     "EXPENSE ALLOCATION" shall mean, with respect to each Cost Year during the Lease Term, an amount equal to Tenant's Operating Costs Share of the increase in Building Operating Costs for such Cost Year over the Building Operating Costs for the Base Cost Year.

     "INITIAL EXPENSE ALLOCATION" shall mean one-twelfth of Landlord's estimate of Tenant's Operating Costs Share of the increase in Building Operating Costs for Fiscal Year 2006 over the Building Operating Costs for the Base Cost Year. Landlord shall provide Tenant with the amount of the Initial Expense Allocation at least thirty days prior to the one-year anniversary of the Rent Commencement Date.

          3.2.1. Expense Allocation Proration. The Expense Allocation will be prorated for any partial Cost Year occurring within the Lease Term, or that exists as a result of the earlier termination of this Lease.

          3.2.2. Complex Operating Costs Defined. "COMPLEX OPERATING COSTS" shall include, without limitation, all expenses, costs, and disbursements of every kind and nature (and taxes thereon (excluding any income taxes) that Landlord shall pay or become obligated to pay during the Cost Year in question) in connection with (i) the repair, safety, management, ownership, operation, cleaning, equipping, protecting, insuring, lighting, repainting, and maintenance of the Common Facilities, including the Parking Garage and the management office, but exclusive of the Building and exclusive of the other buildings in the Complex; (ii) the cost of operating any amenities in the Complex available to all tenants of the Complex, including, without limitation, the Art/Theatre Center Costs, transportation services, and any subsidy provided by Landlord for or with respect to any such amenity; and (iii) the cost to maintain and repair buildings within the Complex that are used exclusive by or partially in common by all tenants or by Landlord or Landlord's agents in the management of the Complex, including, without limitation, the Parking Garage, and the management office. Complex Operating Costs include the following expenses, costs, expenditures, and disbursements as calculated and reasonably allocated by
Landlord: salaries, but not for anyone above the level of property manager, wages, and bonuses paid to, and any hospitalization, medical, surgical, union, and general welfare benefits, group life insurance, pension, retirement, or life insurance plans, and other benefits or similar expenses (collectively, "WAGES") relating to employees of Landlord (or employees, agents, contractors, subcontractors, or others whose Wages are chargeable to Landlord) engaged solely in the operation, repair, safety, management, security, or maintenance of the Complex or in the provision of any services provided to tenants or occupants of the Complex, and social security, unemployment insurance contributions, and other payroll taxes and disability and workmen's compensation coverage imposed by any governmental law or regulation, union contract, or otherwise, with respect to such employees; the cost of any management office maintained by Landlord or Landlord's agents solely for and with respect to the management of the Complex; the cost of gas, steam, water, sewer, heat, air conditioning, ventilation, and other fuel and utilities, and the cost of electricity and lighting furnished to the common areas of the Complex; the cost incurred by Landlord in connection with any change of any company providing electricity service, including maintenance, repair, installation, and service costs associated therewith; the cost, premiums, and charges for public liability, property damage, fire and extended coverage, rent, liquor liability, fidelity, worker's compensation, boiler, plate glass, and any other insurance carried by Landlord with respect to the Complex; and the costs of snow, ice, trash, and rubbish removal; the cost of exterior landscaping, lawn mowing, hedge trimming, fertilizing, replacing shrubs and other vegetation, seeding, weeding, sodding, watering, and caring for the Complex; and the cost of cleaning, repairing, maintaining, and replacing any sidewalks, driveways, and curbs adjacent to the Complex; the cost of hand tools and other movable equipment used in the operation, cleaning, repair, safety, management, security, or maintenance of the Complex (collectively, the "TOOL EXPENSE"), provided that if the cost of all or any portion of the Tool Expense should, in accordance with generally accepted accounting principles, be depreciated or amortized rather than expended in the Cost Year incurred, the Tool Expense or such portion thereof, shall be depreciated or amortized, as the case may be, on a straight-line basis over its useful life, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time the Tool Expense or such portion is incurred; the cost of rental of any tools and equipment; the cost of all repair, and cleaning supplies and materials; the cost of uniforms, work clothes, and laundering and dry cleaning; and the cost of telephone, computing, copying, office supplies, and stationery; the cost of cleaning, guard, watchman, security personnel, security service, or security system for the Complex; the cost of all management, maintenance, alarm service, janitorial, elevator maintenance, window cleaning, rubbish removal, landscaping service, and other service agreements; and the charges of independent contractors and consultants performing work included within this definition of Complex Operating Costs, including any contractors or consultants performing work with respect to the furnishing of electrical energy to the Complex or the computation of the cost thereof, reasonable and customary management fees as may be charged by Landlord or Landlord's managing agent; legal, accounting (including data processing charges), auditing expenses only for the audit of operating expenses, and other professional fees and disbursements incurred in connection with the ownership, operation, and management of the Complex; the cost of applying for and pursuing abatements of Real Estate Taxes; local association fees and dues; and the costs of obtaining licenses and permits and making required filings with governmental and financing entities; and the cost of capital expenditures for the common areas of the Complex made (i) to maintain the condition of the Complex as a first-class office park in suburban Watertown; or (ii) by reason of any Legal Requirement or any Insurance Requirement, and the cost of capital expenditures for the common areas of the Complex made that are intended or expected to reduce or moderate the Complex Operating Costs may be added into.Complex Operating Costs for the Cost Year in which incurred and in subsequent Cost Years, by amortization on a straight-line basis over the estimated useful life of such item as reasonably determined by Landlord in accordance with generally accepted accounting principles, consistently applied, in effect at the time the capital expenditure is incurred, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time of the expenditure. Notwithstanding the foregoing sentence, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Complex Operating Costs including, without limitation, energy-related costs, and that such projected savings will, on an annual basis ("COMPLEX PROJECTED ANNUAL SAVINGS"), exceed the amortization or depreciation of such capital expenditure computed as aforesaid, then and in such events, for the purposes of determining Complex Operating Costs, the depreciation or amortization of such capital expenditure shall be accelerated to reflect an annual amount equal to the Complex Projected Annual Savings; and in such circumstances, the increased depreciation or amortization (in the amount of the Complex Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest as aforesaid. The allocation of Complex Operating Costs among the various buildings in the Complex shall be on the basis of the ratio of the total rentable square feet of each building in the Complex to the Rentable Square Feet of the Complex.

          3.2.3. Building Operating Costs Defined. "BUILDING OPERATING COSTS" shall include, without limitation, all expenses, costs, and disbursements of every kind and nature (and taxes thereon (excluding any income taxes) that Landlord shall pay or become obligated to pay during the Cost Year in question) in connection with (i) the repair, safety, management, ownership, operation, cleaning, equipping, protecting, lighting, painting, decorating, heating, air conditioning, ventilating, and maintenance of the Buildings, and (ii) with respect to Building 311, the costs of interior landscaping and elevator service, and the provision of any services to tenants and occupants of Building 311. Building Operating Costs include the cost of capital expenditures for the Buildings made (i) to maintain the Buildings or (ii) by reason of any Legal Requirement effective subsequent to the Lease Commencement Date or any Insurance Requirement, and the cost of capital expenditures made that are intended or expected to reduce or moderate the Building Operating Costs may be added into Building Operating Costs for the Cost Year in which incurred and in subsequent Cost Years, by amortization on a straight-line basis over the estimated useful life of such item as reasonably determined by Landlord in accordance with generally accepted accounting principles, consistently applied, in effect at the time the capital expenditure is incurred, with an interest factor equal to the Prime Rate plus two percentage points (2.00%) existing at the time of the expenditure. Notwithstanding the foregoing sentence, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Building Operating Costs including, without limitation, energy-related costs, and that such projected savings will, on an annual basis ("BUILDING PROJECTED ANNUAL SAVINGS"), exceed the amortization or depreciation of such capital expenditure computed as aforesaid, then and in such events, for the purposes of determining Building Operating Costs, the depreciation or amortization of such capital expenditure shall be accelerated to reflect an annual amount equal to the Building Projected Annual Savings; and in such circumstances, the increased depreciation or amortization (in the amount of the Building Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the capital item in question, together with interest as aforesaid. A portion of Complex Operating Costs shall be included in Building Operating Costs in accordance with Section 3.2.2, provided that no cost is counted in both Complex Operating Costs and in Building Operating Costs.

          3.2.4. Exclusions from Operating Costs. Notwithstanding anything to the contrary set forth in the Lease, neither Complex Operating Costs nor Building Operating Costs (collectively, "OPERATING COSTS") shall include the following:

               (i) Any ground lease or underlying lease rental;

               (ii) Bad debt expenses and interest, principal, points and fees on debts or amortization on any mortgage or other debt instrument encumbering the Complex;

               (iii) Costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed by third-parties or by other tenants;

               (iv) Depreciation, amortization, interest payments, or capital expenditures, except as permitted in Sections 3.2.2, and 3.2.3;

               (v) Marketing costs, including lease commissions, attorneys' fees (in connection with the negotiation and preparation of letters of intent, leases, subleases and/or assignments), space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Complex, and costs incurred with respect to the installation of other tenants' improvements;

               (vi) Expenses in connection with the enforcement of Landlord's rights against Tenant or other tenants and occupants of the Complex;

               (vii) Costs incurred in connection with the sale, financing or refinancing of the Buildings;

               (viii) Accounting costs for either the owner or property, IT support, human resources support, or any other home office costs of the owner or property manager, not related solely to the on-site operation of the Complex;

               (ix) Fines, interest, and penalties incurred due to the late payment of real estate taxes, Complex Operating Costs, or Building Operating Costs;

               (x) Expenses in connection with services or other benefits that are not offered to Tenant or for which Tenant is charged for directly;

               (xi) Organizational expenses associated with the creation- and operation of the entity which constitutes Landlord;

               (xii) Charitable contributions or other donations greater than $5,000.00 in the aggregate per Cost Year;

               (xiii) Expenses in connection with the construction of new buildings at the Complex; and

               (xiv) Expenses resulting from Landlord's gross negligence or willful misconduct.

          3.2.5. Method of Payment. Payment of the Expense Allocation is described below.

               3.2.5.1. Initial Method of Payment. Commencing on the one-year anniversary of the Rent Commencement Date, Tenant shall pay one-twelfth of each of the Initial Expense Allocation until Landlord furnishes to Tenant an Annual Operating Estimate as described below.

               3.2.5.2. Annual Operating Estimate. Landlord will, within ninety days of the end of each Fiscal Year after the Base Cost Year, furnish to Tenant a written estimate ("ANNUAL OPERATING ESTIMATE") of the Building Operating Costs for each of the Buildings and Expense Allocation for the current Fiscal Year. During such Fiscal Year, commencing on the first day of the first calendar month of the Fiscal Year after the Base Cost Year, Tenant shall pay each month on the Rent Payment Day one-twelfth of the estimated Expense Allocation until Tenant receives another Annual Operating Estimate. If the Annual Operating Estimate shall be furnished to Tenant after the commencement of a Fiscal Year, then Tenant shall promptly pay to Landlord an amount equal to the portion of such increase allocable to the part of the current Cost Year that shall have elapsed, and such payment shall be made within thirty days following the date that the Annual Estimate is furnished to Tenant. At any time during a Cost Year (but no more frequently than quarterly), Landlord shall be entitled to update and revise the Annual Operating Estimate if there is an increase in the Building Operating Costs during the Cost Year.

               3.2.5.3. Occupancy of Building and Complex. If the actual percentage of occupancy of Building 311 or the Complex is less than one hundred percent for any Cost Year, including the Base Cost Year, the Operating Costs incurred shall be reasonably projected by Landlord to be the estimated Operating Costs that would have been incurred if Building 311 and the Complex were one hundred percent occupied for such Cost Year (with all tenants paying full rent, as contrasted with free rent, half rent, or like rent concession), and with such services and utilities being supplied to all tenants, and such projected amount shall be included in Operating Costs for such Cost Year.

               3.2.5.4. Year-End Adjustments. Commencing with the end of the Base Cost Year, Landlord shall within four months after the end of each Cost Year furnish to Tenant a statement ("ANNUAL OPERATING STATEMENT") of the actual Building Operating Costs for each of the Buildings and Complex Operating Costs and, with respect to each Cost Year after the Base Cost Year, the Expense Allocation for the Cost Year then ended. Landlord and Tenant shall annually make such adjustments (described below) as may be necessary based on each such Annual Operating Statement, so that for each respective Cost Year (a portion thereof in the case of partial Lease Years, in which case as such amount shall be prorated) Tenant will have paid the amount of the actual Expense Allocation for the Cost Year, as follows:

     (a) Underpayment by Tenant. If the Expense Allocation for the Cost Year as shown on the Annual Operating Statement exceeds the total payments made by Tenant with respect to estimates of same for the Cost Year, then Tenant shall pay Landlord the deficiency within thirty days after receipt of the Annual Operating Statement.

     (b) Overpayment by Tenant. If the Expense Allocation for the Cost Year as shown on the Annual Operating Statement is less than the total monthly payments made by Tenant with respect to estimates of same for the Cost Year, Landlord shall give Tenant a credit (in the amount of such excess) against Rent or other payments next coming due, unless the Lease has expired, in which case Landlord shall pay to Tenant, within thirty days of the date of delivery to Tenant of such Annual Operating Statement, such excess after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant. If an Event of Default exists under this Lease when this Lease terminates or expires, then any adjustment payments to be made by Landlord to Tenant may be reduced by (and Landlord may retain) any amounts owed by Tenant to Landlord, whether under this Lease or otherwise.

               3.2.6. Record Keeping. Landlord shall keep full and accurate books of account covering Operating Costs, and the Annual Operating Statement shall accurately reflect same and Tenant's share thereof. The books of account and all supporting documents shall be retained by Landlord for a period of at least three years after the delivery to Tenant of each Annual Operating Statement. Unless Tenant sends Landlord Tenant's Audit Notice in compliance with
Section 3.2.7, then Tenant shall be deemed to have waived its right to object to the calculation of Expense Allocation for the year in question and the calculation of the Expense Allocation set forth on such statement shall be final.

               3.2.7. Inspection and Audit Rights. Upon Tenant's written request given within sixty days after Landlord delivers to Tenant the Annual Operating Statement ("TENANT'S AUDIT NOTICE"), Tenant shall have the right to inspect or audit Landlord's books of account and all


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

supporting documents with respect to matters set forth in the Annual Operating Statement. No audit or inspection shall extend to periods of time before the Lease Commencement Date. Tenant's audit or inspection shall commence no later than thirty days after Tenant's Audit Notice, and shall be conducted only at Landlord's offices or the offices of Landlord's property manager during business hours reasonably designated by Landlord, and shall be completed no later than, 120 days after Tenant's Audit Notice. However, any unreasonable delays by Landlord shall extend the permitted time for the audit on a day for day basis. Tenant shall pay all costs of such audit or inspection. An audit may be made only by a reputable firm first approved by Landlord, which approval shall not be unreasonably withheld. As a condition to performing any such inspection or audit, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form reasonably acceptable to Landlord, agreeing to keep confidential any information that it discovers about Landlord, the Buildings or the Complex in connection with such examination. Tenant may not conduct an inspection or have an audit performed under this Section 3.2.7 more than once with respect to any Fiscal Year. Landlord shall keep full and accurate books of account covering the Building Operating Costs and the Annual Operating Statement shall accurately reflect same and Tenant's share thereof.

               3.2.7.1. Results of Audit. If Tenant's inspection or audit reveals an overcharge to Tenant of the greater of (i) more than five percent of the annual Expense Allocation, and (ii) $1,500.00, then Landlord shall reimburse Tenant for up to $5,000.00 of the reasonable costs of such audit or inspection within thirty days of receipt of a reasonably detailed invoice therefor. Landlord shall refund to Tenant any overpayment of Expense Allocation, and Tenant shall pay to Landlord any underpayment of Expense Allocation as revealed by such audit or inspection within thirty days after notification thereof, and in each instance together with interest at the annual rate of the Prime Rate plus three percent.

                ARTICLE 4. - REIMBURSEMENT FOR REAL ESTATE TAXES

     Section 4.1. Tenant to Reimburse Landlord for Real Estate Taxes. Tenant covenants and agrees to pay to Landlord as Additional Rent during the Lease Term, the Tax Reimbursement in accordance with this Article 4. The following terms apply:

     (a) "TAX YEAR" means the tax fiscal year commencing on July 1 and ending on the following June 30. If a taxing authority imposing real estate taxes adopts some other tax fiscal year, the term "Tax Year" shall, as to that taxing authority, mean such adopted tax fiscal year, and appropriate adjustments shall be made by Landlord and Tenant with respect to the transition period.

     (b) "BASE TAX YEAR" means the tax Fiscal Year commencing on July 1, 2004 and ending on June 30, 2005.

     (c) "REAL ESTATE TAXES" means, as to any given Tax Year, the total of all taxes (excluding any succession, transfer, or gift taxes and any income taxes, franchise taxes, any taxes on rentals, inheritance taxes, estate taxes, excise taxes, capital stock taxes, and excluding any penalties or interest incurred by Landlord due to Landlord's failure to make timely payment of Real Estate Taxes) and assessments, water, sewer, and other rents, rates, charges, excises, levies, fees, and all other charges, that are for the Tax Year levied, assessed, or imposed by any


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

governmental authority, upon, against or with respect to the Complex including the buildings in the Complex, the Parking Garage, and the land and common areas of the Complex or rentals, use, or occupancy of the same and, as to any of the same for the first time levied, assessed, or imposed in the future, whether they are in replacement, substitution, or addition of or to Real Estate Taxes theretofore in effect. Landlord agrees to cause betterment assessments to be paid over the longest period permitted by law, and, as to such betterment assessments, only installments (together with any interest thereon) coming due during the Tax Year in question shall be added into "Real Estate Taxes" for such Tax Year. If during any Tax Year, Landlord makes payments as calculated under that certain "Memorandum of Understanding with respect to Payment In Lieu of Taxes," between the Town of Watertown and Landlord dated as of July 1, 2002, as the same may be amended (the "MOU"), Real Estate Taxes shall mean the aggregate payment made by Landlord under the MOU in such Tax Year, provided that the Base Tax Year also includes the aggregate payment made by Landlord under the MOU in the Base Tax Year.

     (d) "TENANT'S TAX SHARE" 17.98% (the percentage calculated by dividing the rentable square feet of the Premises (133,616) by the Rentable Square Feet of the Complex (743,176)). Tenant's Tax Share shall be adjusted proportionately if the Rentable Square Feet of the Complex is increased or decreased.

     (e) "TAX REIMBURSEMENT" shall mean with respect to each Tax Year during the Lease Term after the Base Tax Year, an amount equal to Tenant's Tax Share of the increase in Real Estate Taxes for such Tax Year over Real Estate Taxes for the Base Tax Year.

     Section 4.2. Payment of the Tax Reimbursement. Landlord shall annually estimate the Tax Reimbursement and, commencing on the one-year anniversary of the Rent Commencement Date, one-twelfth of the amount estimated shall be paid on each Rent Payment Day, whether or not the Real Estate Taxes are due and payable to the applicable taxing authority. Within sixty days after Landlord furnishes Tenant with a copy of the bill(s) for real estate taxes for a Tax Year, Landlord and Tenant shall make an adjustment, with payment to Landlord in the case that Tenant owes additional amounts to Landlord, or with a credit given by Landlord to Tenant against the Tax Reimbursement next coming due, so that Landlord shall receive the entire amount of the Tax Reimbursement with respect to such Tax Year and no more. If at the end of the Lease Term this Lease shall be in effect for less than a full Tax Year, the Tax Reimbursement for that Tax Year shall be prorated based on the number of days this Lease shall be in effect during such Tax Year. If this Lease expires or is terminated during a Tax Year, the adjustment referred to above shall occur upon such expiration or termination, or, if necessary, as soon thereafter as accurate information as to the Real Estate Taxes for the Tax Year is known, except that Landlord shall refund to Tenant any such excess payment, but Landlord may deduct from any adjustment due Tenant, any unpaid Rent or other claims that Landlord may have against Tenant.

     Section 4.3. Abatement. Nothing contained in this Lease shall obligate Landlord to seek any abatement of Real Estate Taxes. If Landlord shall seek an abatement (or otherwise contest with a taxing authority the Real Estate Taxes), and if, after Tenant shall have made a payment to reimburse Landlord on account of such Real Estate Taxes, Landlord shall receive a refund with respect to a Tax Year of any portion of the Real Estate Taxes on which such payment shall have been based, then of the net refund (i.e., the amount of the refund remaining


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

after deducting all expenses (including reasonable attorneys' fees and expenses) incurred by Landlord in obtaining such refund), Landlord shall grant Tenant a credit against Rent next coming due in the amount of Tenant's Tax Share; provided, however, that Landlord need not pay Tenant as aforesaid more than the amount paid by Tenant to Landlord under Section 4.2 for the Lease Year(s) in question. If this Lease expires before Tenant realizes the benefit of the total amount of the credit to which Tenant is entitled under this Section 4.3, then Landlord shall pay Tenant the amount of the outstanding credit within thirty days after the expiration of this Lease after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant, and, if Landlord receives a refund of Real Estate Taxes after the expiration of this Lease that would have resulted in a credit to Tenant under this Section 4.3, then Landlord shall pay to Tenant the amount of such credit within thirty days after the date that Landlord receives the refund from the taxing authority, after first deducting for any unpaid Rent or other claims that Landlord may have against Tenant.

     Section 4.4. Landlord's Right to Recover. Tenant covenants and agrees to pay the Tax Reimbursement when due as provided in this Article 4, for any breach of which Landlord shall have the rights and remedies set forth in Article 6.

                             ARTICLE 5. - COVENANTS

     Section 5.1. Tenant's Covenants. Tenant covenants and agrees that during the Lease Term and such further time as Tenant holds any part of the Premises, Tenant shall pay or perform, as the case may be, the following as set forth below:

          5.1.1. Rent and other Payments; Independent Covenant. Tenant covenants to pay when due (without any offset, deduction, or abatement whatever, except as provided in this Lease in Section 8.2.3, Section 9.2.2, and Exhibits F and J) the Rent, including all charges for electricity and other utilities and services that are delivered or attributable to the Premises. The foregoing covenant of Tenant is an independent covenant and Tenant shall have no right to withhold or abate any payment of Rent or other payment, or to set off any amount against the Rent or other payment then due and payable, except as provided in this Lease in
Section 5.2.2, Section 8.2.3, Section 9.2.2, and Exhibits F and J. Tenant hereby acknowledges and agrees that it has been represented by counsel of its choice and has participated fully in the negotiation of this Lease, that Tenant understands that the remedies available to Tenant in the event of a default by Landlord may be more limited than those that would otherwise be available to Tenant under the common law in the absence of certain provisions of this Lease, and that the so-called "dependent covenants" rule as developed under the common law (including, without limitation, the statement of such rule as set forth in the Restatement (Second) of Property, Section 7.1) shall not apply to this Lease or to the relationship of landlord and tenant created hereunder.

          5.1.2. Care of Premises. Damage by fire, other casualty, eminent domain, and reasonable wear and use excepted, Tenant covenants to keep the Premises substantially in as good order, repair, and condition as the same are in at the commencement of the Initial Lease Term, or may, in accordance with the terms of this Lease, be put in thereafter, to keep the Premises clean and neat; and to conform to Landlord's reasonable requests from time to time relating to the appearance of the Premises, such requests to be reasonably consistent with keeping the appearance of the Premises to the general standard of the Complex. The exception


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

of reasonable wear and use contained in this Section 5.1.2 shall not be construed to permit Tenant to maintain the Premises in anything less than good, serviceable, and tenantable condition, damage by fire, other casualty or eminent domain excepted. Tenant shall not cause damage to the Premises or the fixtures and appurtenances therein, including, without limitation, the Building Systems and Structural Components, and Tenant shall keep the Premises in a safe and sanitary condition. Tenant shall not be required to make repairs, alterations, or replacements to the Building Systems or Structural Components, except that if such repairs, alterations, or replacements are required due to (i) Tenant's negligence or wrongful acts or omissions, or (ii) the fact that Tenant has caused or permitted use of or damage to Building Systems in violation of Legal Requirements or Insurance Requirements, then in either such case Landlord may cause such repairs, alterations, or replacements to be performed at Tenant's sole expense. Tenant shall make, at Tenant's sole expense, all repairs, alterations, and replacements to any Building Systems that are installed by Tenant or at Tenant's direction, regardless of the event occasioning the need therefor.

          5.1.3. Glass. Damage by fire or other insured casualty excepted, Tenant covenants to keep all interior glass within the Premises, if any, including that in doors, (but excluding glass that is part of demising walls in the Building 311 Premises), whole and in good condition, and to replace promptly any glass that Tenant may damage or break with glass of the same quality.

          5.1.4. Yielding Up of Premises on Termination or Expiration, Security Interests. Tenant covenants that at the expiration or earlier termination of this Lease, Tenant shall promptly remove Tenant's personal property, goods and effects, (including any signage), and peaceably yield up immediately the Premises (together with any additions and improvements made thereto, except for items removed by Tenant in accordance with the terms of this Lease), clean, and in good order, repair, and condition, damage by fire, other casualty, eminent domain and reasonable wear and use (as described in Section 5.1.2) excepted. All alterations and fixtures shall be left in the Premises at the expiration of the Lease Term, except that with respect to alterations installed by Tenant pursuant to 5.1.9, Landlord may, at the time of approval of such alterations, require removal of such alterations, and with respect to alterations installed as part of Tenant's Work, Landlord may require removal of such alterations by the terms of Landlord's Approval Letter (see Exhibit F). If removal of any alterations or fixtures or any of Tenant's other goods, effects, personal property or signage causes any damage (other than minor damage due to removal of artwork, decorations and work station and data fixtures) to the Premises, Tenant shall promptly repair same, or, at Landlord's election, pay to Landlord money sufficient to cover the cost (as reasonably estimated by Landlord) for restoring the Premises. All goods, effects, or personal property remaining in or on the Premises after the Tenant vacates the Premises or after the termination or expiration of this Lease (whichever first occurs) shall be deemed abandoned, and Landlord shall have the right to remove same at Tenant's expense and use, sell, or destroy same as Landlord may elect. Tenant shall not grant security interests in any alterations or fixtures.

          5.1.5. Overloading, Nuisance, Flammables, Increase in Insurance Premiums. Tenant covenants not to injure, overload the capacity of the Building Systems and Structural Components, or deface the Premises, the Buildings or any part of the Complex, nor permit on the Premises any flammable fluids or chemicals or any nuisance or emission from the Premises of any objectionable noise or odor, nor permit any use of the Premises that is improper, contrary to law or ordinance, or liable to invalidate (or increase the premiums for) any insurance on the Buildings or its contents or liable to render necessary any alterations or additions to the Buildings. Tenant shall not permit to be released on the Premises, the Buildings, or any part of the Complex any Hazardous Materials. If for any reason Tenant's particular manner of use of the Premises (as opposed to office use generally) results in an increase of the premiums for the insurance of Landlord, Tenant shall on demand reimburse Landlord and such other tenants of the Buildings for all such insurance premium increases.

          5.1.6. No Obstruction; Rules and Regulations. Tenant covenants not to obstruct in any manner the lobbies, hallways, stairways, elevators, and other common facilities in Building 311, or the sidewalks or other approaches to the Buildings or any other Common Facilities of the Complex. Tenant covenants and agrees to comply with the rules and regulations attached hereto as Exhibit A, including such amendments thereto as Landlord may reasonably promulgate from time to time with regard to the care and use of the Premises, the Buildings, the Complex and the facilities, and approaches thereto. To the extent of any inconsistencies between the rules and regulations, and the terms of this Lease, the express terms of this Lease shall govern.

          5.1.7. Compliance with Laws: Safety; Health. Tenant covenants to keep the Premises in a safe and sanitary condition and to comply with and to keep the Premises in compliance with, all Legal Requirements and Insurance Requirements now or hereafter existing that are required by or arise as a result of the particular use made of the Premises by Tenant (as opposed to office use generally). Without limiting Tenant's obligations existing under any other provision of this Lease, if required by the foregoing sentence, Tenant covenants and agrees to make all required repairs, alterations, replacements, or additions in and to the Premises and to install any required devices or equipment. Landlord represents and covenants that the Premises, and access thereto, are in compliance with the Americans with Disabilities Act, 42 U.S. Code 12101 et seq., as it may be amended from time to time ("ADA") as of the Lease Commencement Date. If any of Tenant's Work or any other work in the Premises performed by Tenant, including any Construction Work, triggers the need for other alterations under either the ADA or other Legal Requirement, such alterations shall be performed by Tenant (or by Landlord, at Landlord's election, if the alterations are needed in areas of Building 311 other than the Building 311 Premises) in either case at Tenant's expense. Tenant is responsible for obtaining all permits and licenses from Governmental Authorities that are needed for Tenant to use the Premises.

          5.1.8. No Assignment or Subletting. As used in this Lease "SUBLETTING" includes transactions creating or resulting in one or more subleases, tenancies-at-will, licenses, concessions, or other occupancy arrangements. The instrument evidencing the Subletting is referred to herein as the "SUBLEASE". Except as permitted in Section 5.1.8.8 below, Tenant covenants not to engage in, or permit the assignment, transfer, mortgage, alienation, or pledge (collectively "ASSIGNMENT") of this Lease or any interest therein, nor engage in, or permit any Subletting of all or any part of the Premises, nor suffer any of the foregoing to occur, without Landlord's prior written approval in each instance. Landlord agrees that, subject to the provisions of this Section 5.1.8, including satisfaction of the conditions set forth in Section 5.1.8.5, and subject to Landlord's rights under Section 5.1.8.2 below, Landlord will not unreasonably withhold or delay its consent to a Subletting or Assignment and shall notify Tenant in writing of its consent or refusal to consent within eleven business days of receipt of Tenant's written notice to assign or sublet, such notice shall identify (i) the space to be sublet, (ii) the period of the sublet, and (iii) financial information for the proposed subtenant in form satisfactory to Landlord. Notwithstanding anything contained herein to the contrary, Landlord shall not be deemed to have acted unreasonably in its election not to consent to any such action on the part of Tenant because
(i) an Event of Default shall have occurred and be continuing under this Lease or Tenant shall otherwise be in default in the performance of the terms, covenants or conditions contained in this Lease, (ii) the proposed assignee or sublessee (the "PROPOSED TENANT") shall be an existing tenant or occupant of the Complex, (iii) such assignment or subletting shall cause Landlord to be in breach of any "exclusive use" or similar provision contained as of the Lease Commencement Date in any other lease for space in the Complex, (iv) in the reasonable judgment of Landlord, (x) the Proposed Tenant is of a character or is engaged in a business that would be deleterious to the reputation of the Complex, or (y) the Proposed Tenant is not sufficiently financially responsible to perform its obligations under any such Assignment or Subletting, except that the foregoing shall not be a condition to the approval of a Subletting for five percent or less of the total rentable square feet of the then current Premises, and for a term of five years or less, and, or (z) the Proposed Tenant or any of its partners, members, shareholders, employees or affiliates, or the business conducted by any of them, could pose a security risk for the Complex and/or its occupants, (v) the Proposed Tenant is a Governmental Authority; (vi) the portion of the Premises which Tenant proposes to Sublease including the means of ingress and egress thereto and the proposed use thereof, and the remaining portion of the Premises will violate any Legal Requirement, and (vii) the Proposed Tenant is a party with whom Landlord is then negotiating a lease for space in the Complex; provided, however, that the foregoing are merely examples of the reasons for which Landlord may reasonably not consent to any such actions by Tenant and shall not be deemed exclusive of any reason for reasonably making such election, whether similar or dissimilar to the foregoing examples.

               5.1.8.1. Transfers of Interests in Tenant. Except for transfers per Section 5.1.8.8, if at any time while this Lease is in effect, Tenant is a corporation (excluding a corporation the outstanding voting stock of which is listed on a recognized securities exchange), a trust (whether or not having shares of beneficial interest), a partnership or association, or otherwise not a natural person, and there shall occur any transfer (by one or more transfers) of a controlling portion of or controlling interest in the stock, partnership, membership, or beneficial interest, or other evidences of equity interests or voting interest of Tenant, such change in identity shall also constitute an Assignment for the purposes of this Section 5.1.8. The foregoing prohibition against Assignment and Subletting shall include voluntary and involuntary Assignment and Subletting, and Assignment and Subletting by operation of law, including corporate mergers or consolidations, and (if Tenant is a corporation or other entity) shall include Assignment of the controlling interest in the Tenant, except that transfers of stock or membership interests of Tenant (or other equity interest(s) tantamount to an equity interest) to members (who are not under a legal disability so as to prevent such member from performing the transferor's obligations) of the immediate families of the substantial owners of Tenant shall be permitted if they occur either (a) by inter vivos transfer if the transferor gives fourteen days prior written notice to Landlord of the proposed transfer including with the notice true copies of all documents that will evidence the transfer, the name, address, and family relationship of the proposed transferee, and information in such detail as Landlord may request about the transferee's creditworthiness and business experience or (b) by the terms of the duly probated will of the transferor.

               5.1.8.2. Landlord's Recapture Right. (a) Tenant shall, prior to offering or advertising (i) an Assignment, (ii) a Subletting of more than 40% of the Premises, or (iii) a Subletting that when combined with other Subleases in effect (but excluding Permitted Subleases), would result in more than 50% of the Premises being sublet, give a written notice (the "RECAPTURE NOTICE") to Landlord which: (i) states that Tenant desires to sublet all or any portion of the Premises or assign its interest in the Lease, (ii) identifies the affected portion of the Premises (the "RECAPTURE PREMISES"), (iii) identifies the period of time (the "RECAPTURE PERIOD") during which Tenant proposes to sublet the Recapture Premises or to assign its interest in the Lease, and (iv) offers to Landlord the election either to terminate the Lease with respect to the Recapture Premises, or to suspend the term of the Lease for the same period of time as the Recapture Period (i.e., the term of the Lease in respect of the Recapture Premises shall be terminated during the Recapture Period and Tenant's rental obligations shall be reduced in proportion to the ratio of the total rentable area of the Recapture Premises to the total rentable area of the Premises then demised to Tenant). Landlord shall have fifteen Business Days from Landlord's receipt of a Recapture Notice within which to respond to Tenant.

     (b) If Tenant does not enter into a Subletting or Assignment on the terms and conditions contained in the Recapture Notice on or before the date which is ninety days after the date of the Recapture Notice, then prior to entering into any Subletting or Assignment after such ninety day period, Tenant must deliver to Landlord a new Recapture Notice in accordance with Section 5.1.8.2(a) above.

     (c) If Landlord does not timely give written notice to Tenant accepting a Recapture Offer or declines to accept the same, then Tenant may, subject to the provisions of this Section 5.1.9, including satisfaction of the conditions set forth in Section 5.1.9.5, enter into such Subletting or Assignment.

               5.1.8.3. Listing of Names. The listing of any name other than that of Tenant, whether on the doors of the Premises or on a Building directory, or otherwise, shall not operate to vest in any such other person, firm, or corporation any right or interest in the Lease or in the Premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by Landlord by written notice to Tenant.

               5.1.8.4. Additional Rent from Assignment or Subletting. Except for Subletting or Assignment to Affiliates under Section 5.1.8.8, Tenant shall, within thirty days of receipt thereof, pay to Landlord as other additional rent, one hundred percent of any rent, sum, and other consideration to be paid or given in connection with any Subletting or Assignment, either initially or over time, after deducting the Deductible Costs in excess of Basic Rent attributed to the portion of the Premises being sublet or assigned, as if such amount were originally called for by the terms of this Lease. The term "DEDUCTIBLE COSTS" shall mean (A) reasonable documented actual out-of-pocket expenses paid for (i) legal services, including those incurred by Landlord and reimbursable pursuant to Section 5.1.8.9, (ii) brokerage fees and (iii) advertising expenses, architectural, engineering, third party project manager, and space planning fees, Tenant improvements, cost of removal or installation of interior walls or partitions, each as incurred by Tenant in connection with the Subletting or Assignment, and (B) reasonable actual out-of-pocket construction costs necessary in connection with the

Subletting or the Assignment, including costs of constructing demising walls necessary to demise the subleased space from the Premises.

               5.1.8.5. Conditions to Subletting or Assignment. Notwithstanding any contrary provision of this Lease, Tenant shall have no right to enter into a Subletting or Assignment unless on both (i) the date on which Tenant notifies Landlord of its intention to enter into a Subletting or Assignment and (ii) the date on which such Subletting or Assignment is to take effect, no Breach or Event of Default exists that, in either case, has not been cured. Any attempted Assignment or Subletting in violation of any of the provisions of this Lease shall be void; provided however that once Landlord consents in writing to an Assignment or Subletting, such Assignment or Subletting cannot thereafter be deemed void by reason of a Breach or Event of Default of Tenant existing on either of the dates set forth in the preceding sentence. No Assignment or Subletting shall in any way impair the continuing primary liability of Tenant hereunder (which after any such Assignment or Subletting shall be joint and several with the persons claiming under the Assignment or Subletting).

               5.1.8.6. Additional Provisions for Assignment. No Assignment shall be effective unless and until Tenant delivers to Landlord duplicate originals of the instrument of assignment (wherein the assignee assumes the performance of Tenant's obligations under this Lease provided, however, such assumption shall not relieve or reduce Tenant's obligations under this Lease) and all related documents. In the event of an Assignment, Landlord and the assignee thereunder may modify this Lease in any manner, without notice to Tenant and without Tenant's prior consent; provided, however, that Tenant shall not be liable for any such modified obligations.

               5.1.8.7. Additional Provisions for Subletting. No Subletting of all or any part of the Premises shall be effective unless and until Tenant delivers to Landlord duplicate originals of the Sublease and of all related documents. Tenant shall also deliver to Landlord true, correct and complete copies of any letters of credit held by Tenant under such Sublease. Any cash security deposits held by Tenant under any Sublease shall be deposited into trustee accounts and Tenant shall provide Landlord with the applicable account information prior to commencement of the term of such Sublease. The term of any Subletting shall expire no later than one day prior to the Lease Expiration bate. Any Subletting shall (a) be subject and subordinate to this Lease; (b) contain a provision prohibiting the subtenant from assigning the Sublease or subletting all or any part of the subleased premises except in accordance with the terms of this Lease; and (c) include an agreement by the subtenant and Tenant that in the event this Lease is terminated, such subtenant shall, at Landlord's request, attorn to Landlord on the terms of the Sublease, and the letters of credit and cash deposits held in trustee accounts shall be delivered in full to Landlord, and in such event such Sublease shall remain in full force and effect between Landlord and such subtenant as if the Lease had not been terminated, and such subtenant shall promptly execute such documents as Landlord shall reasonably request.

               5.1.8.8. Affiliates. Notwithstanding the third sentence in
Section 5.1.8 or anything to the contrary in Section 5.1.8.1, Tenant may enter into a Subletting or Assignment to Affiliates (as defined below) without Landlord's consent, provided, however, that (i) Tenant must provide Landlord with prior written notice of any proposed Subletting or Assignment to Affiliates, and such notice shall include as an attachment a copy of the proposed Sublease or

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Assignment and a description of the relationship between Tenant and the Affiliate, (ii) in all events Tenant shall remain primarily liable hereunder, and (iii) the Affiliate must be capitalized sufficiently to meet the assignee or subtenant obligations under the Assignment or Subletting as evidenced by a recent financial statement prepared consistently with Tenant's Financial Statement. Any Subletting or Assignment to an Affiliate will be subject to the terms and provisions of this Section 5.1.8. The term "AFFILIATES" shall mean an entity that is controlled by, is under common control with, or which controls athenahealth, Inc. For the purposes of this Section, "control" shall mean the ownership of more than fifty percent of the beneficial interest of the entity in question, together with rights to exercise more than fifty percent voting control over the entity. Tenant agrees to promptly provide Landlord with all documentation reasonably requested by Landlord evidencing the relationship between Tenant and the Affiliates, and current financial statements for the Affiliate. Tenant may enter into an Assignment of the Lease to any successor of Tenant by merger, consolidation or acquisition of all or substantially all the stock or assets of Tenant; provided that (A) Tenant shall deliver to Landlord reasonable advance notice of any such Assignment, (B) the net worth of Tenant's successor (determined in accordance with generally accepted accounting principles) immediately after such merger, consolidation or sale is equal to or greater than Tenant's net worth as of the Lease Commencement Date; and (C) any such Assignment shall comply with the terms and conditions in Sections 5.1.8.6, and 5.1.8.9.

               5.1.8.9. Landlord's Expense. Tenant shall pay to Landlord, promptly upon demand therefor, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord in connection with any Assignment or Subletting, provided that in no event shall Tenant be liable to pay Landlord in excess of $* per assignment or subletting under this Section 5.1.8.9.

          5.1.9. Landlord's Consent Required for Tenant's Alterations. Tenant covenants not to make in or to the Premises or the Buildings any construction work, alterations, or additions, or any holes in the walls, partitions, ceilings, or floors or to paint or place therein or thereon any signs or to place therein or thereon any awnings, aerials, flagpoles, or the like, or install data/telecommunications cabling and related equipment in any area outside of the Premises (collectively, "CONSTRUCTION WORK") without on each occasion obtaining the prior written consent of Landlord. Landlord's consent shall not be required in connection with hanging works of art or other decorative items on wall or partitions. In addition, Tenant may make non-structural alterations affecting only the interior of the Premises, and not affecting Building Systems, costing less than $50,000 in any one instance (or in the aggregate with respect to related alterations) without Landlord's prior written consent but with prior written notice to Landlord and subject to the provisions of this Lease, including this Section 5.1.9 (collectively, "PERMITTED ALTERATIONS"). Landlord's consent and approval under this Section 5.1.9 shall not be unreasonably withheld, conditioned or delayed, including any proposed installation of tel/data cabling; except that any alterations or additions affecting Structural Components or Building Systems, or visible from outside of the Premises, or affecting the exterior of the Buildings or the Common Facilities, shall be determined by Landlord in its sole discretion. Landlord's consent may be subject to reasonable conditions deemed appropriate by Landlord, including review of plans and specifications, reasonable approval of the contractors and subcontractors, and architect's certificate that the work complies with Legal Requirements, an architect's certificate of completion, and, if required by Legal Requirements, a certificate of the city building inspector of final completion. Tenant covenants to cause any Construction Work to be performed expeditiously, with first-class workmanship and materials and in compliance with all applicable Legal Requirements and Insurance Requirements; to pay for the same when due; to remove promptly (and not later than twenty-five days in any event), or bond to Landlord's satisfaction, any materialmen's or mechanics liens filed in connection therewith; and to save Landlord harmless and indemnified from all injury, loss, claims, costs, or damage to any person or property occasioned by or growing out of such Tenant Construction Work. If Landlord deems it appropriate to supervise any of the Construction Work other than Tenant's Work, Tenant shall pay the costs and expenses of such supervision, not to exceed three percent of the cost of the Construction Work. Tenant shall cause contractors employed by Tenant to carry worker's compensation insurance in accordance with statutory requirements and commercial general liability insurance and automobile liability insurance covering such contractors on or about the Premises, and such other appropriate insurance coverage as Landlord may require, in such reasonable amounts as Landlord shall reasonably require, and Tenant shall submit certificates evidencing such coverage to Landlord before the commencement of such Construction Work. Nothing in this Section 5.1.9 shall be deemed to waive the requirement that Tenant obtain Landlord's prior written consent to any such Construction Work except as otherwise set forth herein. Tenant will provide to Landlord as-built plans of the Premises promptly after the Construction Work is completed (except that asbuilt plans will not be required for any Construction Work not requiring a building permit, and for which no building permit was obtained, unless the work involves changes in electrical, wiring, tel/data cabling, plumbing, chemical handling, access doors, venting, or air handling systems, in which case as built plans shall be provided). Tenant will pay all increases in Real Estate Taxes attributable to the Construction Work.

          5.1.10. Licenses and Permits. Tenant covenants to procure, maintain, and observe any and all licenses, permits, special permits, variances, or other Authorizations required by reason of Tenant's use of the Premises or any Construction Work by Tenant that has been consented to by Landlord, and Tenant shall provide copies of same to Landlord. Landlord will cooperate reasonably with Tenant in Tenant's applications for any Authorizations, but Landlord shall not be obligated to incur expenses in connection therewith.

          5.1.11. Indemnification.

     (a) To the fullest extent permitted by law, Tenant covenants and agrees to defend (at its own cost and expense and with counsel approved by Landlord), save harmless, and indemnify Landlord:

               (i)  from all liability and claims of whatever nature

                    (1) arising from or related to the omission, fault, act, negligence, or misconduct (whether under this Lease or otherwise) of Tenant or of any employee, agent, contractor, licensee, or visitor of Tenant; or

                    (2) arising from any accident, injury, or damage whatsoever resulting to any person or property while on or about the Premises (except to the extent arising from any omission, fault, negligence, or other misconduct of Landlord or of Landlord's agents, contractors or employees); and

               (ii) from any actions, proceedings, judgments, expenses, and costs in connection with matters described in Section 5.1.11(a)(i) above (including reasonable attorneys fees and expenses), and including any claim of an employee of Tenant (including the subrogated claim) who is covered (or who should have been covered) in whole or in part by worker's compensation.

     (b) If Landlord is made a party or a third-party defendant to a legal or administrative proceeding (because Landlord as lessor of the Premises is an indispensable party or otherwise), which proceeding was initiated by Tenant based on acts or omissions of others or initiated by others based on acts or omissions of Tenant, Tenant shall reimburse Landlord, upon Landlord's request therefor, for all damages and expenses, including reasonable attorneys fees and expenses related thereto incurred by Landlord, and Landlord shall retain at all times sole discretion to select and direct the attorney(s) to represent Landlord in the proceeding.

     (c) The covenants and agreements set forth in this Section 5.1.11 shall continue in full force and effect for the longest period of time permitted by law, notwithstanding the expiration or termination of this Lease.

     (d) Provisions in this Lease that provide for Tenant's indemnity or exoneration of Landlord from liability shall be applied to the fullest extent permitted by law, and shall be construed or modified, as the case may be, so as to be in conformity with, and not in violation of, applicable laws limiting indemnities and exoneration.

          5.1.12. Enforcement Costs. Tenant covenants to pay as other additional rent, Landlord's expenses (including reasonable attorneys' fees and expenses), incurred in enforcing or demanding enforcement of any of Tenant's obligations under this Lease, provided Landlord prevails in any judicial proceeding finally adjudicating such enforcement action.

          5.1.13. No Interference. Tenant shall not permit employment of any contractor, worker, or mechanic in the Premises, if such employment will interfere, or cause any conflict, with other contractors, workers, or mechanics engaged in work in the Buildings or in other parts of the Complex, and upon the request of Landlord, Tenant shall cause all such contractors, workers, and mechanics to leave the Buildings and Complex immediately. Tenant shall submit a list of its proposed contractors to Landlord for approval, which approval shall not be unreasonably withheld. Tenant shall not permit any auction sale on or in the Premises or any other part of the Complex.

          5.1.14. Delivery of Financial Statements. Within one-hundred twenty days after the end of each of Tenant's fiscal years occurring during the Lease Term, Tenant shall deliver to Landlord, an annual financial statement of Tenant ("TENANT'S, FINANCIAL STATEMENT") for the then completed fiscal year prepared in accordance with generally accepted accounting principles consistently applied and certified by a nationally recognized accounting firm reasonably satisfactory to Landlord.

          5.1.15. No Violation. Tenant covenants not to permit any servants, licensees, employees, agents, invitees, or visitors of Tenant to violate any covenant or obligation of Tenant hereunder, or any of the rules and regulations from time to time promulgated by Landlord in such manner as Landlord may elect. Nothing herein obligates Landlord to enforce the rules and regulations, or the terms, conditions, or covenants of any lease as against any other tenant or occupant of the Complex. Landlord shall not be liable to Tenant for violations of such rules, regulations, terms, conditions, or covenants by any other tenant, or any servant, employee, invitee, licensee, agent, or visitor of any other tenant.

          5.1.16. Use. Tenant may not use all or any part of the Premises, the Common Facilities, the Buildings or the Complex in any manner that in Landlord's reasonable judgment would adversely affect the use and enjoyment of the Complex by any other tenant, occupant, visitor, or invitee, the character or reputation of the Complex.

          5.1.17. Keys. Upon expiration or termination of the Lease, Tenant covenants to deliver the keys (which includes access cards) of the Premises to Landlord. Tenant covenants not to change or replace any locks or any electronic access system nor shall new locks or electronic access system be added by Tenant without the written permission of Landlord, which permission shall not be unreasonably withheld. Tenant agrees that any locks or electronic access system so permitted to be installed shall become the property of Landlord and shall not be removed by Tenant.

          5.1.18. Security Alarm. Tenant covenants not to install any security alarms or systems without prior written consent from Landlord, which consent will not be withheld unreasonably by Landlord, provided such devices and systems are not incompatible with the Building's electronic card access system. Tenant shall be responsible for all costs associated with any Tenant installed security system. Tenant covenants to supply Landlord keys, devices, or instructions, as the case may be, for deactivating said security alarms or systems. Any such security alarms or systems shall become part of the real estate at the election of Landlord.

          5.1.19. No Parking. Tenant covenants not to park automobiles, motorcycles, other vehicles, or bicycles on any part of the Complex, except in accordance with Section 2.7, provided that Landlord shall provide bike racks at the Complex that are convenient to the Buildings.

          5.1.20. Insurance.

     (a) Types. Tenant covenants to maintain at all times during the Lease Term for the mutual benefit of Landlord and Tenant with respect to the Premises and Tenant's property therein a fully-paid commercial general liability insurance policy written on an occurrence basis, with a so-called "broadening endorsement" (or in the socalled "broad form") insuring, without limitation, contractual liability, bodily injury (including death), personal injury, products liability (and, if applicable, garage keepers liability, inn keepers liability, liquor liability, fire legal liability, and, if there is an elevator in the Buildings, elevator liability), with an endorsement deleting the "care, custody, and control" exclusion and with a combined single limit equal to the Minimum Liability Insurance Coverage (with an annual aggregate limit greater than two times the Minimum Liability Insurance Coverage) with respect to bodily injury, personal injury, and property damage. If Tenant conducts business at locations other than the Premises, the insurance policy shall contain an endorsement that the aggregate limit in the policy shall apply to the Premises without regard to the Tenant's other locations. Tenant shall also maintain at all times during the Lease Term
(i) an all-risk or special form coverage protecting Tenant against loss of or damage to Tenant's alterations, improvements, inventory, and other personal property situated in the Premises to the full replacement value of the property so insured; and (ii) business interruption insurance with limits of liability representing loss of at least approximately six months of income.

     (b) General Description. Each such commercial general liability insurance policy (and any so-called "umbrella policy" carried by Tenant) shall name Landlord as additional insured and Tenant as insured and shall be issued by companies licensed to do business in Massachusetts having current A.M. Best and Company ratings of A or better and financial size rating of class VIII or higher, have deductibles satisfactory to Landlord, and be otherwise satisfactory to Landlord, and with respect to Landlord shall be noncancellable and not subject to modification without thirty days, prior written notice to Landlord by registered or certified mail return receipt requested at the same address as herein provided for notices from Tenant to Landlord. Tenant covenants to deliver to Landlord, before the Lease Commencement Date, and before the commencement of each Lease Year but in any event at least thirty days before the expiration date of any existing policy (and before each renewal thereof), a certificate of insurance for each policy describing the insurance that will be in effect for such Lease Year, and if Tenant fails to do so, Landlord, without thereby waiving or limiting any other right or remedy that Landlord may have, shall have the right but not the obligation to obtain insurance for Tenant and the cost of obtaining such insurance and the premiums therefor shall be other additional rent. If the Initial Lease Term is extended pursuant to Article 10, the minimum limits of such insurance policies for the Extension Term shall be increased as Landlord may reasonably request from time to time. At any time, and from time to time, upon Landlord's request, Tenant will forthwith deliver to Landlord a true copy of each such insurance policy. Upon Landlord's request, Tenant shall require Tenant's insurance company to explain to Landlord in writing the nature and extent of the coverage and the exclusions, if any, provided by such policy or policies.

     (c) Non-liability. Neither Landlord nor any of its affiliated or subsidiary corporations, nor their respective agents, officers, members of governing boards, or employees shall be liable to Tenant or Tenant's agents, officers, directors, shareholders, partners, principals, invitees, contractors, licensees, trespassers, or persons occupying or using the Premises, or persons claiming by or through any of same, for injury, loss, or damage to person or property (including Tenant's tenant improvements, betterments, fixtures, equipment, appliances, personal property, and the like) including those resulting from any accident or occurrence in or upon the Premises, Buildings or Complex, except to the extent arising from the negligence of Landlord. If any property of Tenant is entrusted to Landlord or Landlord's agent, such person shall be deemed to be acting as Tenant's agent.

               5.1.20.1. Waiver of Subrogation. Subject to Section 5.1.20.2 below, any insurance policies carried by Tenant or by Landlord covering the Premises, including policies covering contents, fire, and casualty insurance, shall expressly waive any right on the part of the insurer against Tenant and Landlord respectively by subrogation or otherwise. Tenant and Landlord agree that its policies will contain such waiver clause or endorsement if such waiver clause or endorsement is available from such insurer, whether or not an additional premium is required. With respect to claims that Tenant may have against Landlord for fire or casualty damage to any or all of the Premises, property on the Premises, the Buildings, or other property in the Complex (including business interruption caused thereby), which claims are covered by insurance payable to and protecting Tenant, or would have been so covered had Tenant obtained the insurance required under this Lease, Tenant hereby waives all claims to the extent of Tenant's insurance coverage or to the extent of the insurance coverage Tenant would have had if Tenant obtained the insurance required under this Lease. The foregoing waiver shall apply to claims for damage whether such damage is caused wholly or partially by Landlord or its agents, employees, tenants, subtenants, licensees, or assignees.

               5.1.20.2. No Waiver of Subrogation for Harvard. Notwithstanding the waiver of subrogation set forth above in Section 5.1.20.1, if President and Fellows of Harvard College ("Harvard"), or any affiliate of, or related entity to Harvard is the Landlord under this Lease, than with respect to claims that Landlord may have against Tenant for fire or casualty damage to any or all of the Premises, the Buildings, or the Complex, Landlord does not waive such claims against Tenant, and Landlord expressly reserves and retains the right to recover against Tenant such claims, provided, however, Landlord agrees that Tenant's liability for any such claims shall not exceed the greater of (i) Tenant's actual commercial general liability insurance coverage at the time of the claim, or (ii) the commercial general liability insurance coverage that Tenant is obligated to maintain pursuant to Section 5.1.20 above.

          5.1.21. Subordination. Tenant covenants that at the request of Landlord from time to time, Tenant shall subordinate this Lease, and Tenant's rights hereunder, to any mortgage, provided that the holder of such mortgage enters into an SNDA Agreement (as defined below) with Tenant. Upon Landlord's request, Tenant agrees to enter into an agreement with the holder of any mortgage, on the mortgagee's customary form (an "SNDA AGREEMENT"). As of the date of this Lease, there is no mortgage encumbering the Complex. The SNDA Agreement shall provide that the holder agrees that, in the event of a foreclosure of the mortgage, by entry or by sale, deed in lieu of foreclosure or the holder or its successors otherwise obtaining possession of, or title to, the Premises, Tenant, if Tenant is not then in default beyond applicable grace and cure periods with respect to any of the covenants or conditions of this Lease to be performed or observed by Tenant, shall peaceably hold and enjoy the Premises and enjoy all of its rights hereunder for the remainder of the Lease Term upon the same terms, covenants, and conditions as in this Lease contained and without hindrance or interruption from such holder, and Tenant agrees, among other things, that in the event of such entry or foreclosure, to recognize such holder or any other person acquiring title to the Premises as Landlord hereunder for the balance of the Lease Term. The SNDA Agreement shall also provide that no said holder shall be deemed to be the owner of the Complex until said holder shall have acquired title to the Complex or shall have entered the Complex as mortgagee in possession or for the purposes of foreclosure.

          5.1.22. Harvard Name. Tenant covenants and agrees that unless Landlord first gives its prior written consent, Tenant shall not (i) use the word "Harvard" (whether alone or in combination with other words), (ii) display or otherwise use the name, emblem, or logo (or any similar name, emblem, or logo) of any school, department, or other component, constituent, or affiliate of Landlord, or (iii) otherwise refer to Landlord or any school department, or other component or affiliate of Landlord in or on any sign, advertisement (including any newspaper, television, or radio advertisement), commercial announcement, circular, flier, or other publication.

          5.1.23. Tenant's Managers. Tenant covenants to deliver to Landlord at Landlord's request, the name of the office manager employed on the Premises and their contact information.

          5.1.24. Tenant's Expense, Personal Property Taxes. Performance by Tenant of all of Tenant's covenants and agreements in this Lease, and observance by Tenant of all terms and conditions in this Lease to be observed by Tenant, shall be Tenant's sole responsibility and shall be at Tenant's sole cost and expense, and Landlord shall bear no responsibility therefor. Tenant shall promptly pay all taxes imposed on Tenant's personal property, trade fixtures, and equipment.

          5.1.25. Hazardous Materials. Tenant may use only Hazardous Materials such as adhesives, lubricants, ink, solvents, and cleaning fluids of the kind and in amounts and in the manner customarily found and used in business offices to conduct its business at the Premises, and to maintain and operate the business machines located in the Premises (collectively "Permitted Hazardous Materials"). Except as permitted by the preceding sentence, Tenant covenants not to use, store, handle, treat, transport, release, or dispose of Hazardous Materials on or about the Premises, the Buildings or the Complex. Any handling, treatment, transportation, storage, disposal, or use of Permitted Hazardous Materials by Tenant in or about the Premises shall comply with all applicable Legal Requirements, Environmental Laws, and with the Environmental Restrictions. Tenant shall, within ten Business Days of Landlord's written request therefor, disclose in writing all Permitted Hazardous Materials that are being used by Tenant in the Premises, the nature of such use, and the manner of storage and disposal. Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any liabilities, losses claims, damages, interest, penalties, fines, attorneys' fees, experts' fees, court costs, remediation costs, and other expenses that result from the use, storage, handling, treatment, transportation, release, threat of release or disposal of Hazardous Materials in or about the Premises, the Buildings or the Complex by Tenant or Tenant's agents, employees, contractors, or invitees. Tenant shall give written notice to Landlord as soon as reasonably practicable of any communication received by Tenant from any Governmental Authority concerning Hazardous Materials that relates to the Premises or the Complex. Attached hereto as Exhibit G is a list of documents imposing environmental restrictions on the Complex (as the same may be amended from time to time, collectively, the "ENVIRONMENTAL RESTRICTIONS"). Tenant acknowledges that it has received a copy of the Environmental Restrictions listed on Exhibit G. The Premises are leased subject to the Environmental Restrictions. As used herein the term "Hazardous Material(s)" means any hazardous or toxic substance, material, or waste or petroleum derivative that is or becomes regulated by any Environmental Law. The term "Hazardous Material(s)" includes all Permitted Hazardous Materials, and further includes any material or substance that is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section
6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section

9601 et seq. (42 U.S.C. Section 9601), (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts, or (v) defined as hazardous chemicals under OSHA's Hazard Communication standards, 29 CFR 1910.1200. The term "Environmental Laws" includes Legal Requirements and the laws listed in the preceding clauses (i) through (v) above. The provisions of this Section 5.1.25 shall survive the expiration or earlier termination of this Lease.

          5.1.26. Existing Environmental Conditions. Tenant shall (i) not be liable for the removal or abatement of Hazardous Materials that exist in the Premises as of the Date of this Lease, and (ii) not be responsible for, and shall have no liability for, any violation of the Environmental Restrictions, unless such violation is caused by Tenant or Tenant's agents, employees, contractor or invitees. Landlord has received no written notice from any Governmental Authority with respect to, the Complex regarding any violation of Environmental Laws or the Environmental Restrictions. Landlord shall ensure compliance with the Environmental Restrictions. Tenant's liability for Hazardous Materials shall be as set forth in Section 5.1.25.

          5.1.27. Tenant's Business Name. Tenant agrees to provide Landlord with prior written notice of any change in Tenant's Business Name.

     Section 5.2. Landlord's Covenants.

          5.2.1. Quiet Eniovment. Landlord covenants with Tenant that if and so long as there is no Event of Default, Tenant may quietly hold occupy and enjoy the Premises during the Lease Term, subject nonetheless, to all of the provisions, terms, and conditions of this Lease; the easements, encumbrances, restrictions, and rights referred to in Section 2.2; any Legal Requirements; the Rules and Regulations; and any Insurance Requirements.

          5.2.2. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any of its obligations under this Lease unless Landlord shall fail to use diligent efforts to perform such obligations, and such failure shall continue for a period of thirty days (or such additional time as is reasonably required to correct any such default) after written notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default (a "LANDLORD DEFAULT"). If Landlord's failure to perform its obligations under this Lease represents an imminent threat of personal injury to persons in the Premises or property damage to the Premises or Tenant's personal property in the Premises (an "EMERGENCY DEFAULT"), the foregoing thirty-day period may be accelerated if Tenant gives notice to Landlord of the Emergency Default, and that immediate action is required by Landlord. Upon Landlord's receipt of the notice described in the preceding sentence, Landlord shall promptly notify Tenant that Landlord will undertake such cure. If Landlord fails to promptly notify Tenant that Landlord will cure, or does not promptly take such immediate action to commence such cure, then after notice to Landlord, Tenant may cure such Emergency Default to the extent reasonably necessary to avoid such injury or loss, and charge the documented out-of-pocket cost to Landlord, which if not paid or disputed by Landlord within forty-five days thereafter, may be paid by Tenant's offset of such amount (or such undisputed portion) from Basic Rent. Tenant shall document to Landlord the actions so taken by Tenant in the event Tenant undertakes to cure an Emergency Default pursuant to the preceding sentence. Notices to either party in the event of an Emergency

Default shall be by telephone to numbers that Landlord and Tenant shall provide to each other (and update as necessary) for emergency situations. Tenant shall have the right to seek in a judicial proceeding any remedies available to Tenant at law or in equity because of a Landlord Default or Emergency Default, including the right to seek the termination of this Lease (notwithstanding Tenant's independent covenant to pay rent under Section 5.1.1), provided that such Landlord Default or Emergency Default renders the Premises untenable for the purposes for which they are leased (a "CONSTRUCTIVE EVICTION ACTION"). If Tenant prevails in a Constructive Eviction Action, the judge shall determine the termination date of this Lease. In no event shall Landlord ever be liable to Tenant for any indirect, special, or consequential damages suffered by Tenant from whatever cause. Tenant further agrees that if Landlord shall have failed to cure any such default (but excluding an Emergency Default) within thirty days of such notice to Landlord (or if such default cannot be cured within said time, then within such additional time as may be necessary to cure such default), then the holder(s) of any mortgage(s) or the lessor under any ground lease entitled to notice pursuant to Section 5.3 shall have an additional thirty days within which to cure such default or if such default cannot be cured within that time, then such additional time following the date that such holder or lessor becomes entitled to cure such default as may be necessary to cure such default (including commencement of foreclosure proceedings, if necessary to effect such cure).

          5.2.3. Landlord's Insurance. Landlord shall insure the Buildings against damage or destruction by fire or other casualties on an "all-risk" of physical loss or damage basis, for full replacement cost value of the Buildings, with an agreed amount endorsement to satisfy co-insurance requirements. If President and Fellows of Harvard College ("Harvard"), or any affiliate of, or related entity to, Harvard is the Landlord under this Lease, it shall have no obligation to carry or maintain such insurance, and may self-insure for all or any portion of the coverages required by this Section 5.2.3.

     Section 5.3. Notice to Mortgagee and Ground Lessor. After Tenant has been delivered notice as herein specified of a mortgage or ground lease covering all or part of the Premises, the Buildings, or the Complex, no notice from Tenant to Landlord of a default by Landlord shall be effective unless and until a copy of the same is given to the holder of the mortgage or ground lessor at the address specified in the notice delivered by such holder or ground lessor as herein required, as the case may be, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

     Section 5.4. HIPAA. Landlord acknowledges that certain of the records and documents in Tenant's care, custody and control in the Premises are subject to the provisions of The Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). No provision in this Lease shall operate or be deemed to operate as (i) a disclosure of any information or documents protected or regulated by HIPAA, (ii) a receipt by Landlord of any information or materials that are protected or regulated by HIPAA, or (iii) an authorization to Landlord to access, view or use materials or documents protected by HIPAA.

                          ARTICLE 6. - TENANT'S DEFAULT

     Section 6.1. Event of Default. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Lease:

     (a) if Tenant shall fail to pay to Landlord when due any payment of Basic Rent or Additional Rent and such failure continues for ten days after receipt of notice, provided, however, that if two such notices are sent to Tenant in any twelve-month period during the Lease Term, thereafter it shall be an Event of Default hereunder if Tenant shall fail to pay when due any payment of Basic Rent or Additional Rent; or

     (b) if Tenant shall fail to pay to Landlord when due any payment of other additional rent required by this Lease, and such failure continues for fifteen days after receipt of notice, provided, however, that if two such notices are sent to Tenant in any twelve-month period during the Lease Term, thereafter it shall be an Event of Default hereunder if Tenant shall fail to pay within fifteen days of when due, any payment of other additional rent required by this Lease; or

     (c) if Tenant shall fail to maintain insurance as required by Sections 5.1.20, or shall fail to renew or reinstate the Letter of Credit as and when required in Article 7, or shall enter into an Assignment or Subletting in violation of this Lease; or

     (d) if Tenant shall fail to perform or observe any of Tenant's other covenants herein (including the rules and regulations referred to in Section 5.1.6) (such failure being a "Breach") and such Breach shall continue

               (i) for thirty days after written notice of such Breach is given to Tenant, or

               (ii) for more than the amount of time specified by Landlord to Tenant in situations where more than thirty days are required to correct such Breach, provided (A) Tenant promptly begins such correction after Landlord gives written notice of such Breach, (B) Tenant gives Landlord notice before the end of the thirty-day period describing progress made to date, justifying in reasonable detail the need for more time and the steps needed to complete the correction, and specifying an estimate of when the correction will be completed, and (C) Tenant diligently prosecutes the correction to completion within the time so specified;

provided, however, that if a Breach involving the same matter occurs repeatedly (more than twice during any twelve-calendar-month period), and Landlord gives Tenant notice of each such Breach, then if Landlord gives Tenant notice of a third occurrence of a Breach involving the same matter, the same shall be an Event of Default (without any further right to cure); or

     (e) for any Breach involving the disturbance (by noise, loud music, odors, or nuisance) of another tenant in the Building or an abutter that results in a formal or informal, oral or written complaint to Landlord by such tenant or abutter or by a governmental official, if such Breach or a similar Breach continues or occurs ten days after Landlord gives notice to Tenant of such Breach, the same shall be an Event of Default (without any further right to cure); or

     (f) if this Lease or the estate hereby granted or the unexpired balance of the Lease Term should by operation of law or otherwise, be transferred to, devolve upon, or pass to any person other than Tenant, except as is expressly permitted by the provisions of Section 5.1.8; or

     (g) if the leasehold hereby created shall be taken either by execution arising out of an action against Tenant, or by other process of law;

     (h) if any assignment shall be 'made of Tenant's property for the benefit of creditors; or

     (i) if a receiver, guardian, conservator, or similar officer shall be appointed to take charge of all or any part of Tenant's property by a court of competent jurisdiction; or

     (j) if a petition or proceeding is filed against Tenant by others or is filed by Tenant, or an order for relief is entered with respect to Tenant, under any provision of the federal Bankruptcy Code, ll U.S.C. Sections 101-151326 & app., or any similar provisions of any future federal bankruptcy law.

          6.1.1. Written Notice of Termination. If an Event of Default shall occur, Landlord may immediately or at any time thereafter while such Event of Default continues, terminate this Lease by five days prior written notice of termination (or notice to quit) to Tenant, without prejudice to any remedies (whether set forth in this Lease or provided for by law) that might otherwise be used for arrearage of rent, for nonpayment of amounts required to be paid by Tenant to Landlord under this Lease, or for preceding breaches of covenant, and upon the giving of such notice of termination (or notice to quit), this Lease shall terminate.

          6.1.2. Bankruptcy. In the case of an Event of Default under 6.1(j), this Lease shall be deemed rejected if the trustee of Tenant shall fail to elect to assume this Lease within sixty days (or the minimum period of time as may be applicable under law or order of the applicable court) after the earlier to occur of the date of the filing of the petition or the trustee's appointment (as may be applicable). If this Lease is rejected by the trustee of the Tenant or deemed to be rejected, then (i) Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease shall be deemed terminated without prejudice to any remedies that might otherwise be used for arrearage of Rent, for nonpayment of amounts required to be paid by Tenant to Landlord under this Lease, or for preceding breaches of covenant, and (ii) Landlord shall retain the right to be compensated for damages in the bankruptcy proceeding. To be effective, any election by the trustee of Tenant to assume this Lease must be in writing and addressed to Landlord using the address set forth in Section 8.12 and be accompanied by the trustee's commercially adequate assurance to Landlord of the future performance and continuous performance of Tenant's obligations under this Lease; provided, however, that the trustee first shall cure all defaults of Tenant under this Lease and compensate all persons other than Landlord who have incurred or suffered pecuniary losses due to Tenant's default under this Lease before the trustee's assumption of this Lease shall be effective.

     Section 6.2. Tenant's Obligations After Termination. Tenant covenants that, in case of termination of this Lease pursuant to the provisions of this Article 6, or in case of termination under the provisions of statute by reason of the default of Tenant, Tenant will be obligated to pay and perform all of the obligations described in (a), (b), and (c) below, and Landlord shall have the right to elect to receive from Tenant either the Fixed Damages or alternatively, the Incurred Loss; but if Landlord elects to receive the Incurred Loss payments, Landlord shall have the right at any time thereafter during the Lease Term to elect to receive instead Fixed Damages with respect to the remainder of the Lease Term, and in any event, Landlord may elect that Tenant quit the Premises. Landlord shall make such election within one year after the termination of this Lease.

     (a) Fixed Damages. If Landlord by notice to Tenant so elects, Tenant shall forthwith pay to Landlord as damages ("FIXED DAMAGES") a sum equal to the amount (calculated on a present value basis using the Prime Rate as the discount rate) by which the Basic Rent and other payments called for in this Lease for the remainder of the Lease Term exceed the fair rental value of the Premises for the remainder of the Lease Term.

     (b) Incurred Loss. If Landlord by notice to Tenant so elects, Tenant shall continue to pay Landlord on the Rent Payment Day an amount (the "INCURRED LOSS") equal to (i) the Rent to be paid under this Lease less (ii) the sum of any rent collected from Landlord's reletting less the Reletting Expenses. The "RELETTING EXPENSES" shall include reasonable attorneys' fees and expenses, brokerage fees, and the reasonable cost and expense of putting the Premises into good order and preparing the Premises for rental. Tenant shall indemnify Landlord during the remainder of the Lease Term against all Incurred Loss suffered and expenses, however caused, incurred by Landlord by reason of the termination of this Lease. The Incurred Loss occurring during each calendar month during the remainder of the Lease Term shall be due from Tenant to Landlord on the next Rent Payment Day.

     (c) Surrender of Premises. If Landlord by notice to Tenant elects that Tenant shall quit the Premises, then Tenant shall quit and peacefully surrender the Premises to Landlord and remove Tenant's goods and effects and yield up the Premises in accordance with Section 5.1.4 within five days after the date of termination of this Lease. Landlord may upon, or at any time after any such termination, without fu ther notice and without prejudice to any other rights and remedies that Landlord may have at law or in equity, (1) enter the Premises and possess itself thereof, by summary proceedings or otherwise, (2) dispossess Tenant and remove Tenant and all other persons and property from the Premises, and thereafter, Landlord may have, hold, and enjoy the Premises, and the right to receive all rental income of and from the same; but, notwithstanding the foregoing, Tenant shall remain liable to Landlord as provided in this Lease, and Tenant shall be liable to Landlord for all costs incurred by Landlord under this
Section 6.2(c).

          6.2.1. Evidence of Value. If the Premises or any part thereof are relet by Landlord before presentation of proof of liquidated damages to any court commission or tribunal, the amount of rent reserved upon such reletting shall be prima facie evidence of the fair rental value for the part or the whole of the Premises so relet during the term of the reletting.

     Section 6.3. Other Matters Relating to Termination.

          6.3.1. Landlord's Right to Relet. At any time or from time to time after any termination or Landlord's reentry pursuant to this Article 6, Landlord shall use reasonable efforts to relet the Premises in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable election, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

thereof, or for any failure to collect any rent due upon any such reletting. If Landlord is Harvard, Landlord may, at its election, relet all or any portion of the Premises to Harvard's school or departments, and there shall be credited against the Rent to be paid under this Lease, an amount representing the rental value of the relet space less the Reletting Expenses.

          6.3.2. Landlord's Other Remedies. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. In no event though shall Tenant ever be liable to Landlord for consequential damages suffered by Landlord, except that Landlord retains the right to seek consequential damages caused by any holding over of Tenant in accordance with Section 8.10.

          6.3.3. Right to Equitable Relief. Landlord shall be entitled to enjoin an Event of Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

          6.3.4. Landlord's Right To Cure Tenant's Default. If an Event of Default shall occur, Landlord shall have the right, but shall not be obligated, to enter upon the Premises, if necessary, and to cure such Event of Default. In performing such cure, Landlord may make any reasonable payment of money or perform any other reasonable act. Landlord may, in the event of danger to person or property, the threat of cancellation of insurance, or other emergency, exercise its right of self-help under this Section with only such notice of default, oral or written, as is practicable in the circumstances, notwithstanding a requirement, if any, for notice of default in any other context. The aggregate of (i) all sums so paid by Landlord (including reasonable counsel fees and expenses), (ii) interest (at the Involuntary Rate) on such sum, and (iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be other additional rent under this Lease and shall be due and payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of Tenant's obligations under this Lease.

                          ARTICLE 7. - LETTER OF CREDIT

     Section 7.1. Definitions. In this Article 7, the following definitions apply:

     "ORIGINAL AMOUNT" means $* being the face amount of the original Letter of Credit.

     "LETTER OF CREDIT" means the original Letter of Credit, and any substitute, replacement, or additional letter of credit.

     Section 7.2. Requirements of Letter of Credit, Amount, Form. Simultaneously with the execution of this Lease, Tenant shall deliver to and deposit with Landlord an irrevocable, unconditional, absolutely "clean" Letter of Credit in the face amount equal to the Original Amount running to Landlord as the sole beneficiary. The Letter of Credit shall be in the form of

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

the letter of credit attached hereto as Exhibit C, or in any form substantially similar as may be satisfactory to Landlord. Any Letter of Credit shall have a stated duration of and shall be effective for at least one year with provision for automatic successive annual one-year extensions for the Initial Lease Term (and any renewal term or extension term) and for sixty days thereafter. The Letter of Credit shall be automatically transferable without the issuer's consent, and at no charge to Landlord. Tenant shall pay to Landlord, as other additional rent, the amount of any fees charged by the issuer in connection with a transfer of the Letter of Credit. Tenant shall keep the Letter of Credit in force throughout the Lease Term and for sixty days after the Lease Expiration Date or the earlier termination of the Lease Term, except that if such earlier termination is based on Tenant's default, Tenant shall keep the Letter of Credit in force until one hundred eighty days -after the termination of the Lease. Tenant shall deliver to Landlord a renewal Letter of Credit no later than thirty days prior to the expiration date of any Letter of Credit issued under this
Article 7, and if Tenant fails to do so, Landlord may draw the entire amount of the expiring Letter of Credit and hold the proceeds in cash for the same purposes as the Letter of Credit. The Letter of Credit shall be issued by a commercial bank, reasonably satisfactory to and approved by Landlord, that has capital assets of at least $250,000,000 and capital reserves of at least $7,000,000, and that is a member of the Federal Reserve System. Landlord hereby agrees that Silicon Valley Bank, and the form of Letter of Credit attached hereto as Exhibit C-1 are satisfactory to Landlord for purposes of this Section
7.2. In no event will the Letter of Credit be deemed to be either prepaid rent or a measure of liquidated damages.

     Section 7.3. Decrease in Amount of Letter of Credit. During each of the second, third, and fourth Lease Years, Landlord will, within thirty days of Landord's receipt of the Reduction Deliveries (pursuant to Section 7.3.1), and provided that Landlord reasonably determines that Tenant is in compliance with the terms of the Lease, and there is no Breach, and no Event of Default under the Lease, and there has been no monetary Event of Default under the Lease (the "REDUCTION CONDITION"), Landlord shall promptly send a notice to Tenant stating that the Letter of Credit is eligible for reduction pursuant to the terms of this Article 7 (the "REDUCTION NOTICE"). Notwithstanding the foregoing, Tenant's inability to meet the Reduction Condition or deliver the Reduction Deliveries in any one-year shall not prevent Tenant from being eligible for the applicable reduction in subsequent years. The Reduction Notice will also state the amount that the Letter of Credit may be reduced to as determined below. Within sixty days of Tenant's receipt of a Reduction Notice (the "REDUCTION PERIOD"), Tenant may, at its sole cost and expense, deliver an amendment to the Letter of Credit reducing the face amount of the Letter of Credit (and Landlord shall join in any reasonable documents as necessary) as follows:

          (A) During the second Lease Year, the face amount of the Letter of Credit may be reduced to $*.

          (B) During the third Lease Year, the face amount of the Letter of Credit may be reduced to $*.

          (C) During the fourth Lease Year, the face amount of the Letter of Credit may be reduced to $*.

          7.3.1. Reduction Deliveries. "REDUCTION DELIVERIES" means Tenant's delivery to Landlord of the following:

          (A) A copy of Tenant's then current annual financial statement audited by a nationally recognized "Big Four" accounting firm, such as Deloitte Touche Tohmatsu, Ernst & Young, KPMG, or PriceWaterhouseCoopers, and with a "no on-going concern" opinion, and that no facts disclosed to the auditors have a material adverse effect on Tenant's financial condition; and

          (B) A certification signed by Tenant's chief financial officer that
(i) there are no declared defaults by any of its lenders, and (ii) no monetary defaults, or defaults under any of the financial covenants exist under any of Tenant's loan arrangements.

          7.3.2. Amendment to Letter of Credit. Any such amendment reducing the face amount of the Letter of Credit shall be on a commercially reasonable form. If Tenant fails to deliver an amendment reducing the face amount of the Letter of Credit on or before the expiration of a Reduction Period, Tenant shall forfeit its option to reduce the Letter of Credit in accordance with such Reduction Notice.

     Section 7.4. Landlord's Rights Upon an Event of Default. If, and as soon as, there shall exist an Event of Default under this Lease (and on the occasion of each Event of Default if there shall be more than one), Landlord may draw upon the Letter of Credit at any time and from time to time in such amount or amounts as may be necessary to cure the default or to reimburse Landlord for any sums) that Landlord may have spent to cure the default(s) and if Landlord has terminated this Lease for Tenant's default(s), Landlord may also draw upon the Letter of Credit in such amount (or all) as may be necessary to obtain any amounts from time to time owed to Landlord by Tenant after termination under
Article 6 or otherwise. In the case of each such drawing (except a drawing occurring after termination or expiration of this Lease), Tenant shall, immediately upon Landlord's demand, cause the Letter of Credit to be reinstated to the full amount that was required by this Lease prior to the drawings, or cause a similar Letter of Credit, aggregating said full amount, to be issued to Landlord. Landlord shall have the right, in the Event of Default by Tenant, to draw on all of the Letter of Credit and hold the proceeds thereof to be applied from time to time against Fixed Damages, Incurred Losses (as described in Section 6.2), and other costs arising under Section 6.2(c). If at the end of the Lease Term, Tenant is in compliance with the terms of this Lease, the Letter of Credit, or any balance thereof, shall be returned to Tenant, but not otherwise.

                          ARTICLE 8. - GENERAL MATTERS

     Section 8.1. Condition of Premises. SUBJECT TO LANDLORD'S OBLIGATION TO DELIVER THE SERVICES SET FORTH IN SECTION 9, AND LANDLORD'S OBLIGATION TO ENSURE COMPLIANCE WITH THE ENVIRONMENTAL RESTRICTIONS PURSUANT TO SECTION 5.1.26, TENANT ACKNOWLEDGES THAT TENANT IS TAKING THE PREMISES IN ITS STRICTLY "AS-IS, WHERE-IS" CONDITION. LANDLORD DISCLAIMS ANY WARRANTY OF SUITABILITY OF THE PREMISES FOR USE BY TENANT. Tenant acknowledges that Landlord has not made any representation or warranty, express or implied, as to the condition of the Premises, the fitness of the Premises for any particular use, the exact floor area of the Premises (whether in rentable square feet, usable square feet, or some other measure), or the likelihood or ability of Tenant to obtain any required Authorizations. Subject to Landlord's obligation to deliver the services set forth in Section 9, and Landlord's obligation to ensure compliance with the Environmental Restrictions pursuant to Section 5.1.26, no variations of the condition of the Premises from Tenant's expectations, nor any unfitness of the Premises for any particular use (other than general office use) nor any inability or failure of Tenant to obtain the Authorizations, shall entitle Tenant to refuse to accept the Premises, or to quit, terminate, or surrender this Lease, nor relieve Tenant from the obligation to pay the Rent in full without offset or counterclaim, or from any of Tenant's other obligations under this Lease. The initial work to be performed by Tenant to prepare the Premises for Tenant's occupancy is set forth in the attached Exhibit F.

     Section 8.2. Casualty and Eminent Domain.

          8.2.1. Casualty, Partial Taking. During the Lease Term,

     (a) if, in Landlord's opinion, more than twenty-five percent of the Premises or Building 311 is damaged by fire or any other cause, or

     (b) if, in Landlord's opinion, Building 311 or any part thereof shall be damaged by fire or other cause to the extent that substantial alteration or reconstruction of Building 311 shall be required (whether or not the Building 311 Premises shall have been damaged), or

     (c) if, in Landlord's opinion, title to, convenient access to, or use of either the Building 311 Premises or Building 311, shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition, or like proceeding by any Governmental Authority or conveyed under the threat thereof, for any public or quasi public use or purpose (collectively hereinafter called a "TAKING"), then in any such event this Lease shall be deemed to have terminated ninety days after such event, unless Landlord, by notice given by Landlord to Tenant within such ninety-day period, elects not to terminate this Lease. In addition if Building 97 or any part thereof is damaged by fire or other cause to the extent that substantial alteration or reconstruction of Building 97 shall be required or if, in Landlord's reasonable opinion, title to, convenient access to, or use of Building 97 shall be subject to a Taking, then in any such event this Lease shall be deemed to have terminated with respect to the Building 97 Premises only, ninety days after such event, unless Landlord, by notice given by Landlord elects not to terminate this Lease with respect to the Building 97 Premises. Whether or not Landlord elects not to terminate this Lease, Landlord shall be entitled to receive directly from the Insurer (or the Taking authority) all insurance proceeds (or Taking proceeds) resulting from or related to the casualty (or the Taking).

          8.2.2. Total Taking/Partial Taking. If the entire Building 311 Premises shall be the subject of a Taking, this Lease shall terminate and the effective date of termination shall be the earlier to occur of (i) the date when physical possession of the Building 311 Premises is taken by the Taking authority or (ii) the date that Tenant's use and occupancy of the Building 311 Premises is legally prohibited by final action of the Taking authority. If the Building 97 Premises are the subject of a Taking, this Lease shall terminate with respect to the Building 97 Premises and the effective date of termination shall be the earlier to occur or (i) the date when physical possession of the Building 97 Premises is taken by the Taking authority or (ii) the date that in Landlord's sole opinion, Tenant's use and occupancy of the Building 97 Premises is legally prohibited by final action of the Taking authority. If a portion of the Premises shall be the subject of a Taking, and the Taking (i) renders the Premises no longer suitable for Tenant's conduct of its business, (ii) materially impairs access to the Premises, or (iii) materially reduces Tenant's Share of Parking Spaces, Tenant shall have the right to terminate this Lease by notice given to Landlord within thirty days of the Taking.

          8.2.3. Restoration. Tenant's Right to Terminate. If this Lease is not terminated under Section 8.2.1 or Section 8.2.2, Landlord shall use due diligence to restore the Premises, or, in case of partial Taking, what may remain thereof using compensation awarded to Landlord by the Taking authority, (but Landlord shall not be obligated to restore any alterations, improvements or equipment installed or paid for by Tenant or that Tenant may be required or permitted to remove), to the condition existing prior to the casualty or Taking; provided, however, that if Landlord has not restored the Premises within nine months from the occurrence of the damage (or the effective date of the Taking), Tenant shall have the right to terminate this Lease by notice to Landlord given within thirty days after the expiration of such nine-month period. Any such termination shall be effective thirty days after delivery of Tenant's notice of termination, unless Landlord substantially completes the work before the end of such thirty-day period, in which case Tenant's notice of termination shall be void. During such restoration, a just proportion of the Basic Rent and Additional Rent as determined in Landlord's reasonable opinion considering the nature and extent of the damage or Taking, shall be abated. In the event of a Taking, if less than all of the Premises are restored, a just proportion of the Basic Rent and Additional Rent, similarly determined in Landlord's reasonable opinion, shall be abated for the remainder of the Lease Term. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or Taking or the repair or restoration thereof. Landlord's obligations hereunder to restore shall be subject to Landlord's ability to obtain materials or to install the same strikes, labor difficulties, shortages of labor, or any cause beyond Landlord's reasonable control. If during the last twelve months of the Lease Term, (i) the Premises are materially damaged by fire or other casualty, (ii) either of the Buildings is materially damaged by fire or other casualty that materially and adversely affects Tenant's access to the Premises, or (iii) a Taking occurs, Tenant shall have the right to terminate this Lease by notice to Landlord given within thirty days of such fire, casualty, or Taking.

          8.2.4. Landlord's Right to Damages. Landlord reserves, and Tenant hereby releases aid grants to Landlord, all rights to damages arising from any Taking, except for damages specifically awarded to Tenant by the Taking authority. Tenant reserves its right to seek a separate award from the Taking authority for Tenant's relocation expenses.

     Section 8.3. Access to Premises; Landlord's Right to Repair and Alter.

          8.3.1. Viewing, Inspecting, Repairing. Landlord and Landlord's agents shall have the right, without charge to Landlord and without reduction in Rent, from time to time, at reasonable times after reasonable notice and to the extent practicable (and in an emergency, at any time), to enter to view the Premises, to inspect the Premises, to make such repairs to the Premises or the Buildings, the Structural Components or Building Systems as Landlord elects, and to perform environmental site inspections or soil investigations, or to inspect or repair utilities, if any, located in, beneath, above, or adjacent to the Premises. Landlord will to the extent practicable, exercise its rights under this Section 8.3.1 in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

          8.3.2. Landlord Alterations, Pest Extermination. Landlord reserves the right, exercisable by Landlord or its agents or nominees, at any time and from time to time, at reasonable times after reasonable notice without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make (whether or not required by a safety, insurance, or Governmental Authority, or otherwise) such changes, alterations, additions, improvements, repairs, renovations, or replacements in or to the Buildings and the Premises and the fixtures and equipment thereof, as well as in or to the Building Systems, Structural Components, and the Common Facilities, as Landlord may reasonably deem necessary or desirable, and to install in the Premises (and Landlord may thereafter use, maintain, repair, renovate, relocate, and replace), pipes, ducts, wires, conduits, meters, fixtures, supporting columns, and other installations generally, and to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, or any of the Common Facilities. Landlord agrees to exercise all such reserved rights, to the extent practicable, in a manner designed to avoid undue interference with Tenant's use of the Premises. Nothing contained in this Section 8.3 shall be deemed to relieve Tenant of any duty, obligation, or liability of Tenant with respect to making any repair, replacement, renovation or improvement or complying with any law, order, or requirements of any governmental or other authority, that would otherwise expressly be the duty or liability of Tenant. Landlord reserves the right to enter the Premises at reasonable times after reasonable notice to exterminate insects, rodents, and other pests, and otherwise perform pest control measures, and Landlord will, to the extent practicable, do so in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

          8.3.3. Right to Remove Certain Items and Improvements. Landlord may remove, at Tenant's expense (which expense shall be other additional rent), alterations, additions, signs, awnings, aerials, flagpoles, or the like installed by Tenant, and not consented to in writing by Landlord.

          8.3.4. Right to Affix "For Rent" Sign. Landlord may at reasonable times and after reasonable notice show the Premises to prospective purchasers, tenants, and mortgagees (but only during the last nine months of the Lease Term with respect to prospective tenants) and may keep affixed to any suitable part of the exterior of the Premises a notice for letting during the nine months preceding the expiration of the Lease Term.

          8.3.5. Right to Modify Complex. Landlord expressly reserves the right at any time, and subject to Landlord's obligation to maintain the Complex pursuant to the terms of Section 9.5, (a) to add, modify, expand, remove, diminish, reduce, relocate or reconfigure the building(s), vehicle parking areas and other common areas and Common Facilities of the Complex, including the location and dimensions of and exits and entrances to any common areas, or to any buildings in the Complex, including, the Buildings, provided that Landlord agrees not to reduce Tenant's Share of Parking Spaces; (b) to add or remove contiguous parcels of real property to the area of the Complex; provided, however, that the general location and size of the Premises and reasonable access thereto shall not be materially impaired; (c) to rename the


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

Complex or any of the buildings, including the Buildings, and to change the address of any of the buildings in the Complex, including the Buildings; and (d) to convert any of the buildings (other than the Buildings) in the Complex to residential purposes or to construct residential housing in the Complex.

     Section 8.4. Amendment, Severability. Neither this Lease nor any provision thereof may be changed, waived, discharged, or terminated orally, but only by an instrument clearly designated an amendment, duly executed by the party against which the enforcement of the change, waiver, discharge, or termination is sought. This Lease supersedes all prior agreements and understandings between the parties concerning the subject matter hereof, and constitutes the complete agreement and understanding between the parties. There are no oral statements or oral agreements modifying or otherwise affecting the subject matter of this Lease. If any one or more of the provisions of this Lease is finally determined by a court of competent jurisdiction to be invalid or otherwise unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions.

     Section 8.5. Cumulative Effect. Any and all rights, powers, and remedies that either Landlord or Tenant may have under this Lease, at law, in equity and by statute or otherwise shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of the same may be exercised at the same time.

     Section 8.6. Estoppel Certificates. (A) Tenant shall, from time to time, within twenty days after a written request by Landlord delivered in accordance with the notice provisions of this Lease, execute and deliver to Landlord a so-called "estoppel certificate," in form reasonably satisfactory to Landlord, as to the status of (i)" this Lease, (ii) Rent and other payments due hereunder,
(iii) defaults hereunder, (iv) any claims or counterclaims, defenses, or offsets that Tenant may have, and (v) all other matters reasonably required by any mortgagee or prospective mortgagee or prospective purchaser, and such matters as Landlord may reasonably request; and any such certificate may be relied upon by Landlord, any prospective purchaser or mortgagee of the Buildings, any party proposing to acquire any other interest in or with respect to the Buildings or the Complex, and by any other person to whom the certificate is addressed. Tenant acknowledges that time is of the essence to the delivery of such certificates, and that Tenant's delay, failure or refusal to deliver such certificates may cause substantial damages resulting from, for example, delays in obtaining financing or selling the Complex, and therefore Tenant's failure to deliver such an estoppel certificate within fifteen days after Landlord's written request shall constitute an Event of Default under this Lease.

          (B) Landlord shall, from time to time, within twenty days after a request by Tenant delivered in accordance with the notice provisions of this Lease, execute and deliver to Tenant, a so-called "estoppel certificate" in form reasonably satisfactory to Landlord as to the status of only the following: (i) the Lease; (ii) Rent and other payments due hereunder; and (iii) any notices of default sent by Landlord to Tenant; and any such certificate signed by Landlord may be relied upon by Tenant, and any person to whom the certificate is exhibited or delivered.

     Section 8.7. Brokers. Tenant and Landlord each warrants and represents to the other that it has not dealt with any broker other than the Brokers in connection with this transaction. In the event of any brokerage claims against Landlord (excluding claims made by the Brokers) or


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

Tenant predicated on prior dealings by the other party hereto with the maker of such claims, the party alleged to have had such prior dealings shall defend, indemnify, and hold the other party harmless against all loss and expense incurred by it. Landlord shall be responsible for any brokerage commission payable to the Brokers pursuant to a separate agreement.

     Section 8.8. When Lease is Binding on Landlord. Neither the submission of this Lease by Landlord to Tenant, nor Tenant's execution and delivery thereof to Landlord, nor any communications to date between Landlord and Tenant, whether oral or written, shall constitute, or evidence, any agreement on Landlord's part or confer any rights on Tenant. The form of transmittal letter as attached hereto as Exhibit B shall be used by Tenant to transmit to Landlord the Lease after it has been executed and acknowledged by Tenant, together with all authorizations, certificates of insurance, and other certificates referred to in Exhibit B. Landlord is to be bound to Tenant with respect to this Lease and the Premises only if and when Landlord delivers to Tenant a copy of this Lease executed by Landlord, and Tenant has delivered to Landlord, and Landlord has accepted the Letter of Credit.

     Section 8.9. Transfer of Complex. If in connection with or as a consequence of the sale, transfer, or other disposition of the Complex (or the Buildings, either or both, as the case may be), Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall thereafter be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, perform, and observe, any and all of such covenants and obligations of Landlord.

     Section 8.10. Holding Over. If Tenant occupies (or claims the right to occupy) the Premises or any portion of the Premises after the Lease Expiration Date (or earlier termination of this Lease) without having entered into a new lease of the Premises with Landlord, Tenant shall be a tenant-at-sufferance only, shall be subject to all of the terms and provisions of this Lease, and shall pay as use and occupation each month an amount equal to one and one-half times the monthly Rent payments in effect for the last full calendar month preceding the Lease Expiration Date (or the date of earlier termination). Such a holding over, even if with the consent of Landlord, shall not constitute a tenancy at will or an extension or renewal of this Lease, and shall not diminish or affect Landlord's right to recover possession of the Premises by self help, re-entry by summary proceedings or otherwise, the provisions of this Lease, judicial process, or otherwise. Tenant shall save Landlord harmless and will exonerate, defend, and indemnify Landlord from and against any and all damages that Landlord suffers on account of Tenant's holding over in the Premises after the expiration or sooner termination of the term of this Lease.

     Section 8.11. Captions; Rules of Construction. The captions in this Lease are for convenience of reference only and shall not define or limit the contents of this Lease nor be used in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing herein shall be construed to refer to the person or persons, natural or corporate, named above as Landlord or as Tenant, as the case may be, and the heirs, executors, administrators, successors, and assignees of such person or persons and those claiming through or under them or any of them. If Tenant consists of more than one person, the obligations of all such persons as

Tenant are joint and several. References to an Article, include all Sections of the Article; references to a Section (e.g., Section 6.1) include all subsections (e.g., 6.1.1, 6.1.2, 6.1.3) thereof. Wherever in this Lease it is provided that Landlord's consent or approval is required, Landlord shall have the right to withhold such consent or approval arbitrarily unless otherwise specifically provided to the contrary. In this Lease (a) the use of the terms "include," "includes," or "including" means "include without limitation," "includes without limitation," or "including without limitation," respectively, as the case may be; (b) the word "or" is used in its inclusive sense, i.e., when the word "or" is used in this Lease to describe a result occasioned by the occurrence of any of multiple specified events or conditions, the result shall also be occasioned by the occurrence of more than one of the events or conditions, unless the context otherwise indicates; (c) "may" is used in the permissive sense, creates discretionary authority, and does not impose a duty; (d) "shall" is used in the imperative sense and imposes a duty; (e) a statement or definition followed by a listing of examples shall not invoke ejusdem generis, i.e., the examples -are descriptive only and shall not limit the generality of the statement or definition; and (f) where a general category is described by specific examples introduced by "including," the listing of the specific examples shall not be interpreted to be exhaustive.

     Section 8.12. Notices. Unless otherwise specified herein, any notice or demand to be given hereunder shall be in writing and signed by the party or the party's attorney and shall be deemed to have been given (a) when delivered, if delivered by hand, or (b) two calendar days after it is mailed, if mailed by U.S. mail, postage prepaid, registered or certified mail, return receipt requested, or (c) one business day after deposit with a nationally recognized overnight courier service (e.g., Federal Express) provided that evidence of delivery is obtained, addressed in each such case as follows:

if to Landlord, at Landlord's address as follows:

     President and Fellows of Harvard College
     c/o Harvard Real Estate Services
     1350 Massachusetts Avenue
     Holyoke Center, Suite 800
     Cambridge, Massachusetts 02138-3826

with a copy to Landlord's attorney:

     Office of the General Counsel
     Harvard University
     1350 Massachusetts Avenue
     Holyoke Center, Suite 980
     Cambridge, Massachusetts 02138-3834
     Attention: Robert E. McGaw, University Attorney with a copy to:

     Beal & Company, Inc.
     177 Milk Street
     Boston, Massachusetts 02109
     Attention: Vice President Property Manager

if to Tenant, at Tenant's address as follows:

     prior to the Occupancy Date:
     Tenant's Mailing Address set forth in Article 1
     Attention: General Counsel

from and after the Occupancy Date:

     300 North Beacon Street
     The Arsenal on the Charles
     Watertown, Massachusetts 02472
     Attention: General Counsel

with a copy to:

     Holland & Knight LLP
     10 St. James Avenue
     Boston, Massachusetts 021116
     Attention: Kenneth B. Hoffman, Esq.

By such notice, either party or such party's attorney may specify a new address, which thereafter shall be used for subsequent notices. Any mailed notice by certified or registered mail shall be deemed mailed on the date of postmark of the mailing of the same. Service by constable showing delivery to the address stated above of Landlord or Tenant, as the case may be, shall also be an acceptable method of giving notice. Notice may also be given by a sheriff or constable in the same manner as provided under the Massachusetts Rules of Civil Procedure for the service of process.

     Section 8.13. No Waiver, No Exhaustion of Rights. No consent or waiver, express or implied, by either Landlord or Tenant, to or of any breach of any covenant, condition, or duty of the other party, shall be construed as a consent to or waiver of any other breach of the same or any other covenant, condition, or duty. No consent or waiver by either Landlord or Tenant to any breach of any covenant, condition, or duty of the other party shall be effective unless it is in writing and signed by the non breaching party. If for any reason Landlord consents to or acquiesces to an act of or request of Tenant that is prohibited, restricted, or governed by law or this Lease, the exercise of the right (or acquiescence) shall not exhaust the right; rather, Landlord shall continue to have, enjoy, and be able repeatedly and from time to time to exercise (or withhold exercise of) its rights to give or withhold consents to, or to prohibit, as the case may be, similar acts or requests including the right to prohibit Assignment and Subletting. Landlord's failure to enforce any of the rules and regulations against Tenant or any other tenant or occupant of the Building or Complex shall not be deemed a waiver of the rules and regulations or right to


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

enforce same. The delivery of keys to Landlord shall not operate as a termination of this Lease or a surrender of the Premises. No act by Landlord or any agent or employee of Landlord shall be deemed an acceptance or a surrender of the Premises, except for a written agreement that is clearly designated an acceptance of surrender of the Premises, duly executed by the authorized officers of Landlord.

     Section 8.14. Representative Capacity. The obligations of parties hereto shall run with the land and be binding upon their respective successors and assigns. In the event of any transfer of title to the Complex or the Buildings by Landlord, Landlord shall thereafter be released from the performance and observance of all covenants and obligations under this Lease occurring after the date of such transfer. None of Landlord's agents, managers, partners, trustees, stockholders, officers, members of a governing board, directors, employees, or beneficiaries of Landlord shall be personally liable under this Lease nor shall any of their assets be subject to levy, execution, or other enforcement procedure for the satisfaction of the Tenant's remedies arising under this Lease or in connection with Tenant's use or occupancy of the Premises. Tenant shall look solely to Landlord's interest in the Premises for satisfaction of any liability of Landlord under this Lease.

     Section 8.15. No Invalidity. If any term of this Lease, or the application thereof to any persons or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     Section 8.16. No Recording. Tenant shall not record this Lease. Landlord agrees, at the request of Tenant, to execute a notice of lease in accordance with the provisions of M.G.L. c. 183, s. 4, and Tenant may record such notice of Lease.

     Section 8.17. Time to Commence Actions; No Jury Trial. Any claim, demand, right, or defense by Tenant that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within one year after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense. Tenant waives all right to a jury trial in any proceeding brought by Landlord for possession of the Premises, nonpayment of rent, or other default by Tenant under this Lease.

     Section 8.18. Landlord's Right to Erect Obstructions. Landlord reserves the right to erect any gate, chain or obstruction to close off any portion of the Buildings and the Complex to the public at any time and to the extent necessary to prevent dedication thereof to public use or to prevent an acquisition of private rights and easements by prescription or adverse possession. Landlord will to the extent practicable exercise its rights under this Section 8.18 in a manner designed to avoid undue interference with the Premises and Tenant's use thereof.

     Section 8.19. Effect of Unavoidable Delays. If either party to this Lease, as the result of any (i) strikes, lockouts, or labor disputes; (ii) inability to obtain labor or materials, or reasonable substitutes therefor; (iii) acts of God, governmental action, condemnation, civil commotion, fire, or other casualty, (iv) trouble in obtaining fuel, electricity, water, sewer, or telecommunication


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

services or supplies from sources from which they are usually obtained for the Buildings; or (v) other conditions similar to those enumerated in this Section beyond the reasonable control of the party obligated to perform, fails to perform punctually any obligation on its part to be performed under this Lease (collectively, "Force Majeure"), then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any event described above. The provisions of this Section 8.19 shall not be applicable to Tenant's obligation to pay Rent.

     Section 8.20. No Representations or Inducements. In entering into this Lease, Tenant acknowledges that Tenant is not relying on any representations, agreements, or promises of Landlord, or any inducements offered by Landlord to Tenant, not expressly set forth in this Lease.

     Section 8.21. Formalities of Execution. This Lease is executed in multiple counterpart copies, each being deemed an original and all of which shall be deemed to constitute one instrument, to be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, to take effect as a SEALED INSTRUMENT.

     Section 8.22. Community Outreach Agreement. Tenant acknowledges that Landlord is obligated, under a certain affirmative community outreach agreement by and between Landlord and Watertown Arsenal Development Corporation ("WADC") dated as of the first day of December, 1998, to cause every person and entity conducting a business located in whole or in part in or on the Complex to make reasonable efforts, in employing persons for such business, to give equal opportunity to residents of Watertown, Massachusetts. Tenant agrees to make known to Landlord any employment opportunities within Tenant's business at the Premises (to the extent that such job openings are not being filled from within the Tenant's business), and authorizes Landlord to advertise those employment opportunities, such that residents of Watertown, Massachusetts will be aware of, and can make application to be considered for, such employment opportunities. Tenant also agrees that if the Tenant advertises any such employment opportunities in any trade publication or in any newspaper, that Tenant shall also concurrently advertise such positions in a similar form, content and size in at least one newspaper based in Watertown with a general circulation throughout Watertown.

     Section 8.23. Patriot Act. Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the "Executive Order"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 10756, the "Patriot Act") prohibit certain property transfers. Tenant shall comply with all applicable provisions of the Patriot Act. If required by the Patriot Act, Tenant shall from time to time, within ten days after request by Landlord, deliver to Landlord a certification confirming Tenant's compliance with the applicable provisions of the Patriot Act.

                       ARTICLE 9. - ADDITIONAL PROVISIONS

     Section 9.1. Services to the Premises. If Landlord is required under this Lease to provide or furnish services or utilities to the Premises, such obligation to be binding on Landlord must be set forth in this Article 9 or specifically elsewhere in this Lease, and Landlord shall not be under any duty to supply or continue at any time any heat, light, electricity, water, gas, elevator, janitor, or other services to the Premises or the Buildings, except as may be expressly agreed herein. All charges for utility or other services under this Article 9, except to the extent included in Additional Rent under Section 3.2, shall be deemed other additional rent.

     Section 9.2. Electricity. From and after the Lease Commencement Date, Tenant shall pay all charges for its use of electricity in the Premises. Electricity will be provided to the Premises in accordance with the Base Building Specifications attached hereto as Exhibits I-1 (the "BUILDING 97 BASE BUILDING SPECIFICATIONS") and Exhibit I-2 (the "BUILDING 311 BASE BUILDING SPECIFICATIONS"). Electricity charges for the Building 311 Premises will be determined by Landlord based upon the check meters installed in Building 311. Electricity charges for the Building 311 Premises will be billed to Tenant in arrears on a monthly basis and shall be due on the next Rent Payment Date after the date of such invoice. Building 97 is separately metered for electricity, and Tenant shall pay all electricity charges for Building 97 directly to the applicable service provider. Tenant, at Tenant's expense, shall maintain the metering equipment in Building 97.

          9.2.1. Replacement Lamps/Bulbs. Landlord, at Tenant's sole cost and expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) and used in the Premises. Tenant, at Tenant's sole cost and expense, shall purchase all replacement bulbs (as approved by Landlord) used in the Premises. Tenant may install such replacement bulbs, or Tenant may, at Tenant's expense, request that Landlord install such replacement bulbs, in which case Landlord shall install the same at Tenant's expense.

          9.2.2. Selection of Power Providers/Interruption of Utility Service. If permitted by Legal Requirements, Landlord shall have the right, exercisable solely by Landlord but at any time and from time to time while this Lease is in effect, to select and contract with (and change) such provider of electric service ("POWER PROVIDER") as Landlord deems appropriate to provide electric power to the Premises, and in connection therewith, Landlord, the applicable electric utility company, and any such Power Provider, shall have the right of reasonable access to the Premises to install, maintain, or change such apparatus and appurtenances thereto as are needed in connection with the provision of electric power to the Premises by such Power Provider or the applicable electric utility company. Notwithstanding the foregoing sentence, Landlord shall not be liable or responsible for any loss, damage, or expense that Tenant may sustain by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy or any other utility or service furnished to the Premises, or if the quantity or character of the electric energy supplied by the applicable Power Provider or electric utility company is no longer available or suitable for Tenant's requirements, and no such change, failure, interference, disruption, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement of rent, or relieve Tenant from any of Tenant's obligations under this Lease; provided, however, that if

               (i) the electrical, water or heat service that Landlord is required hereunder to provide to Tenant is interrupted, or Tenant's data lines are disrupted resulting in Tenant being unable to send or receive data over all or a substantial portion of its data lines in the Buildings, and such interruption or disruption is caused by the negligence or willful misconduct of Landlord (a "SERVICE FAILURE"), and

               (ii) Tenant promptly gives written notice to Landlord of the existence of such Service Failure ("TENANT'S OUTAGE NOTICE"), and

               (iii) such service is not restored within five Business Days of Landlord's receipt of Tenant's Outage Notice, subject to the provisions of
Section 8.19 hereof ("OUTAGE NOTICE PERIOD"), and

               (iv) such Service Failure results in Tenant being unable to conduct its normal business operations, and Tenant, in fact, shuts-down all or a portion of its normal business operations in the Premises for the entire Outage Notice Period, and then Tenant shall be entitled to an abatement of Rent, in an amount proportionate to the portion of the Premises so rendered unusable or the portion of Tenant's normal business operations in the Premises shut-down as a result of the Service Failure, for the period commencing on the day following the expiration of the Outage Notice Period, and continuing until the Service Failure is remedied. Except as set forth in this Section 9.2.2, Landlord shall not in any way be liable or responsible to Tenant for any loss, damage, or expense that Tenant may sustain or incur if the quantity, character, or supply of electrical energy as stated in the Base Building Specifications subsequently becomes no longer available or suitable for Tenant's requirements.

          9.2.3. Alterations to Electrical Equipment. Tenant will not make any material alteration or material addition to the electrical equipment or appliances in the Premises that would adversely affect any Building Systems or electrical equipment without the prior written consent of Landlord in each instance, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

          9.2.4. Additional Electricity Requirements. If Tenant shall subsequently require electric current for use in the Premises in excess of the capacity set forth in the Base Building Specifications for either of the Buildings, and if in Landlord's reasonable judgment, (i) Landlord's facilities are inadequate for such excess requirements, or (ii) such excess use shall result in an additional burden on the Building air conditioning systems and additional cost to Landlord on account thereof then, as the case may be, Landlord, upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards, and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor is available to Landlord, provided that the same (v) shall be permitted by Legal Requirements and Insurance Requirements, (w) shall not cause damage to the Buildings or the Premises, (x) shall not cause or create a dangerous or hazardous condition, (y) shall not entail excessive or unreasonable alterations or repairs, and (z) shall not materially interfere with or disturb other tenants or occupants of the Buildings. Tenant shall reimburse Landlord for such additional cost within thirty days of demand therefor.

     Section 9.3. Water. Hot and cold water for ordinary office occupancy will be provided to the Premises. Costs for water and sewer provided to the Premises shall be included in Building Operating Costs.

     Section 9.4. Elevators, Heat, Air Conditioning, Cleaning.

          9.4.1. Elevators. Passenger elevator service will be provided to Building 311 in accordance with the Building 311 Base Building Specifications. Freight elevator service is also available to the tenants and occupants of Building 311, subject to prior reservation with Landlord.

          9.4.2. Heating, Venting and Air Conditioning: for the Building 97 Premises. Heating, venting, and air conditioning ("HVAC") will be provided to the Building 97 Premises in accordance with the Building 97 Base Building Specifications, and including the additional HVAC unit described in the Work Letter. Tenant shall have control over the thermostat regulating the HVAC equipment servicing the Building 97 Premises, and commencing on the Lease Commencement Date, Tenant shall be responsible for payment of all charges for HVAC service to the Building 97 Premises directly to the applicable utility service providers.

          9.4.3. Heating, Venting and Air Conditioning for the Building 311 Premises. HVAC will be provided to the Building 311 Premises in accordance with the Building 311 Base Building Specifications during business hours. During non-business hours, Landlord will provide after-hours HVAC service to the Building 311 Premises if Tenant requests after-hours HVAC service by contacting Landlord's property management office by 1:00 p.m. on the day service is required. Tenant shall pay all charges for HVAC services provided to the Premises, or any portion thereof, during nonbusiness hours, such charges to be determined based on Landlord's actual cost of providing such HVAC service. The current after-hours HVAC charge is $.60 per 1,000 rentable square feet per hour.

          9.4.4. Cleaning. Commencing on the Occupancy Date, Landlord shall cause the common areas of Building 311, and the portions of the Premises used for offices, to be cleaned Monday through Friday. Except as specified in Exhibit H the cleaning standards generally prevailing in first-class office parks in suburban Watertown, shall represent substantially the extent and scope of the cleaning to be provided by Landlord pursuant to this Section 9.4.4.

          9.4.5. Common Area Maintenance/Repairs. Landlord shall keep and maintain the Structural Components, Building Systems, and Common Facilities of the Complex in good order, condition and repair consistent with first-class office parks in suburban Watertown, to include, but not limited to, landscaping of outdoor common areas of the Complex, and snow and ice removal from the access roads, driveways, parking areas, and pedestrian sidewalks located within the Complex. All costs incurred by Landlord in connection with the foregoing, and in connection with complying with Legal Requirements that are not Tenant's obligations, shall be included in Complex Operating Costs or Building Operating Costs, as applicable, to the extent provided in Sections 3.2.2 and 3.2.3. Landlord shall not be responsible for making any improvements or repairs to the Buildings or the Complex other than as expressly set forth in this Section 9.5, or as expressly provided otherwise in this Lease. Landlord shall never be liable for any failure to make repairs that Landlord has undertaken to make under the provisions of this

Section 9.5 or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs. Only a Governmental Authority (and not Tenant) shall have the right to compel Landlord to comply with a Legal Requirement.

     Section 9.5. Energy Conservation. Notwithstanding anything to the contrary contained herein, Landlord may institute upon written notice to Tenant such policies, programs, and measures as may be necessary, required, or expedient for the conservation or preservation of energy or energy services (collectively, the "CONSERVATION PROGRAM"), provided however, subject to Legal Requirements, that the Conservation Program does not, by reason of such policies, programs, and measures, reduce the level of energy or energy services being provided to the Premises immediately prior to the institution of such policy, program, and/or measure. Upon receipt of such notice, Tenant shall comply with the Conservation Program.

     Section 9.6. Premises Population. Other than parking, all services provided by Landlord to Tenant are based upon an assumed maximum Premises population (i.e., occupancy) of one person per 150 rentable square feet of the Premises, which limit Tenant shall in no event exceed. Tenant acknowledges that if it exceeds the foregoing limitation, Landlord may incur costs including, without limitation, additional costs due to the additional load on Building Systems. Tenant agrees to reimburse Landlord for the amount of such additional costs (if any), as reasonably determined by Landlord, due to a Premises population that is in excess of the foregoing maximum.

     Section 9.7. Security. Landlord shall provide security services to the Complex and to Building 311. Security to the common areas of the Complex is currently provided from 6:00 a.m. to 11:00 p.m. on Business Days and 24 hours a day on non-Business Days. Security to Building 311 is currently provided from 3:00 p.m. - 7:00 a.m. during Business Days and 24 hours a day on non Business Days. Tenant shall be responsible for the security of the Premises, including Building 97, and for any security system that it may choose, as its sole expense, to install therein in accordance with the provisions of this Lease. Landlord shall not be liable for damage to property of Tenant in the Premises or for injury to persons except to the extent such damage or injury is caused by the negligence of Landlord. All exterior doors of Building 311, with the exception of the main lobby door, are locked and provide card access. Landlord will provide Tenant, at no charge, up to one access card for the Building 311 security system for each employee of Tenant employed at the Building 311 Premises as of the Occupancy Date. Additional and replacement access cards will be provided by Landlord and paid for by Tenant as other additional rent.

     Section 9.8. Loading Docks. Tenant shall have the right to use in common with other tenants and occupants of Building 311, Building 311's loading docks. Tenant's use of the loading docks shall be subject to Landlord's reasonable rules and regulations. Tenant shall also be permitted to install a secure fence around an approximately 200 square foot portion of the Building 311 loading dock in an area designated by Landlord in order to comply with HIPAA requirements. The design of such fence shall be subject to Landlord's reasonable prior approval.

     Section 9.9. Telecommunication Service Provider. Tenant shall have the right to choose its telecommunications service provider and Landlord shall, at no expense to Landlord, cooperate with such provider in providing access to the Buildings. Except as otherwise required by law, Landlord has no obligation to allow any particular telecommunication service provider to have access to the Buildings or to the Premises, provided that Landlord agrees not to act unreasonably in connection with allowing access by telecommunications providers selected by Tenant, and if Landlord permits such access, Landlord may condition such access upon the payment to Landlord by the service provider of one-time or recurring fees assessed by Landlord in such amounts as Landlord may determine, and in addition the service provider shall reimburse Landlord for any costs incurred by Landlord (including reasonable attorneys fees) in connection with allowing such access.

     Section 9.10. Signage. Landlord shall, at Landlord's expense, (i) include Tenant's name on the common directory sign in the interior lobby of Building 311; and (ii) cause one interior entry suite sign to be installed at the entrance to the Building 311 Premises (the "TENANT INTERIOR SIGNS"). Tenant may, at Tenant's expense, install an interior sign in the Entry Premises (the "TENANT ENTRY SIGN"). Tenant, at Tenant's sole cost and expense, and provided Tenant has obtained all Governmental Authority approvals and permits, shall be permitted to install (a) two signs on the exterior of Building 311, one on the north side of Building 311 along Arsenal Street and the other facing the fountain, (b) two signs on the exterior of Building 97, and (c) one flag on the exterior of Building 97, all in a location mutually acceptable to Landlord and Tenant (collectively, the "TENANT EXTERIOR SIGNS"). The location and design of Tenant's Exterior Signs shall be subject to subject to Landlord's written approval, such approval not to be unreasonably withheld or delayed. Tenant shall, at Tenant's sole cost and expense, comply with all Legal Requirements applicable to Tenant's Exterior Signs, and shall be responsible for all maintenance and lighting of Tenant's Exterior Signs. Landlord may, at Tenant's expense, remove any sign, including Tenant's Entry Sign and Exterior Signs, that are not in compliance with the terms of this Lease. Any sign installed by Tenant shall be removed by Tenant at the end of the Lease Term in accordance with the terms of Section
5.1.4. All Tenant Interior Signs and Tenant Exterior Signs shall be consistent with building standard signage.

     Section 9.11. Rooftop Equipment and Communication Devices. Tenant shall have the right to install Communication Devices (as defined in Exhibit K), and a back-up generator on the roof of Building 311, subject to compliance with the 'terms and conditions set forth in Exhibit K.

                   ARTICLE 10. - OPTION TO EXTEND LEASE TERM

     Section 10.1. Tenant's Option to Extend. On the conditions (which conditions Landlord may in its sole discretion waive by notice to Tenant at any time) that (i) Tenant is in compliance with the terms of this Lease and no Event of Default exists, and (ii) Tenant is occupying at least 60% of the Premises originally demised by this Lease, in the case of each such condition, both as of the time of the exercise of the Tenant's rights in this Article 10, and as of the commencement of the Extension Term, Tenant shall have the option to extend this Lease for each Extension Term. Tenant may exercise each Extension Term by giving written notice ("EXTENSION NOTICE") to Landlord at least nine months before the Lease Expiration Date. Time shall be of the essence in this Article 10.

     Section 10.2. Determination of Rent for the Extension Term. The Basic Rent for the first Lease Year of each Extension Term shall be equal to the greater of the following:

               (i) the amount of the Basic Rent for the last year of the preceding Lease Term, or

               (ii) 95% of the Market Rent.

The term "MARKET RENT" shall mean the fair market rental value of the Premises for each Lease Year of the Extension Term calculated as of the commencement of the Extension Term, based on the length of such Extension Term, and the value of similar office space in the Complex and in the Waltham, Newton, Watertown and W. Cambridge area, and after adjustment for the then current operating expenses, additional rent, real estate taxes, and other amounts payable by Tenant, the condition of the Buildings and the Complex, and the governing provisions of this Lease. Market Rent shall be calculated on the then "as-is" condition of the Premises, taking into account current market conditions relative to tenant improvement allowances, leasing commissions and other costs being paid by landlords to sign leases with renewal tenants for space similar to the Premises. If Tenant extends its Lease pursuant to this Article 10, the base years for operating expenses and taxes will be the calendar and fiscal years, respectively, in which the extension takes place. The Market Rent shall be determined as follows:

     (a) Landlord shall reasonably determine Market Rent and shall set forth its determination in a notice given to Tenant within sixty days after Tenant gives the, Extension Notice.

     (b) If Tenant accepts Landlord's determination, Tenant shall give Landlord a notice stating Tenant's acceptance within thirty days of receipt of Landlord's notice sent in Section 10.2(a) (an "ACCEPTANCE NOTICE"). If Tenant in good faith disagrees with Landlord's determination, Tenant shall within thirty days after the receipt of Landlord's notice give Landlord written notice of Tenant's disagreement with Landlord's determination, detailing Tenant's basis for disagreement. If Tenant fails to give Landlord a notice during such thirty-day period, it shall be deemed that Tenant irrevocably accepted Landlord's determination.

     (c) In the event that Tenant gives such notice of disagreement, and Landlord and Tenant do not resolve by negotiation the Market Rent within thirty days after Tenant gives said notice of disagreement, the Market Rent shall be determined by appraisal as provided below.

     (d) If Market Rent is to be determined by appraisal, then within ten days after the expiration of the thirty-day negotiation period referred to in Section 10.2(c), Landlord and Tenant shall each appoint as an appraiser a real estate appraiser experienced in appraising space similar to the Premises in the market or neighborhood area of the Premises, and give notice of such appointment to the other party. If either Landlord or Tenant shall not so appoint such an appraiser, then the appointed appraiser shall select the second appraiser within ten days after the failure of Landlord or Tenant, as the case may be, to appoint. Such two appraisers shall, within 'thirty days after the appointment of the latter of them to be appointed complete their determination of the Market Rent based on the standards set forth in this Section 10.2, and submit their appraisal reports simultaneously in writing to each of Landlord and Tenant. If their valuations vary by five percent or less from their arithmetic average, the Market Rent shall be the arithmetic average of the two valuations. If the valuations vary by more than five percent from their arithmetic average, the two appraisers shall, within ten days after submission of the last submitted appraisal report, appoint a third appraiser who shall be similarly qualified. If the two appraisers are unable to agree timely on the selection of the third appraiser, then either appraiser, on behalf of both, may request such appointment by the President of the Boston Bar Association. Within thirty days after the appointment of the third appraiser, the third appraiser shall determine Market Rent and give notice to Landlord and Tenant of such determination together with a copy of the appraisal report. The Market Rent shall be as determined by the third appraiser, (y) unless it is less than the valuation set forth in the lower of the first two appraisals previously obtained, in which case the valuation set forth in the lower appraisals shall be controlling, or (z) unless it is greater than the valuation set forth in the higher of the first two appraisals previously obtained, in which case the valuation set forth in the higher of the first two appraisals shall be controlling.

     (e) If the three appraisers have not established the Market Rent before the Lease Expiration Date, then the Basic Rent for the first Lease Year of the Extension Term shall be calculated under clause (i) of the first sentence of this Section 10.2, until the Market Rate is determined by the appraisers, and then the parties shall adjust for over or under-payments within ten days after notice of the decision of the appraisers finally establishing the Market Rent is given to Tenant and Landlord.

     Section 10.3. Costs and Expenses. Landlord and Tenant shall each pay the fees of their respective appraisers and the fees of the third appraiser shall be paid one-half by Landlord and one-half by Tenant; provided, however, that if the Market Rent as finally determined is more than ten percent above the lower appraisal previously obtained, the fees of all appraisers shall be borne by the party appointing the appraiser responsible for the lower appraisal, and if the Market Rent as finally determined is more than ten percent below the higher appraisal previously obtained, the fees of all appraisers shall be borne by the party appointing the appraiser responsible for the higher appraisal.

     Section 10.4. Continuation of Terms and Conditions. All of the terms, covenants, and agreements contained in this Lease shall continue during the Extension Term, except that the Basic Rent shall be as set forth in Section 10.2.

     Section 10.5. Definition. If this Lease is extended as provided herein, the phrase "Lease Expiration Date" shall mean the last day of the Extension Term.

     IN ENTERING INTO THIS LEASE, TENANT ACKNOWLEDGES THAT TENANT IS NOT RELYING ON ANY REPRESENTATIONS, AGREEMENTS, INDUCEMENTS, OR PROMISES OF LANDLORD NOT EXPRESSLY SET FORTH IN THIS LEASE.

                   [Balance of Page Intentionally Left Blank]

EXECUTED as of the date first above written.

                                        LANDLORD:

                                        PRESIDENT AND FELLOWS
                                        OF HARVARD COLLEGE


                                        By: Illegible
                                            ------------------------------------


                                        By: Illegible
                                            ------------------------------------


                                        TENANT:

                                        ATHENAHEALTH, INC.


                                        By: /s/ Carl Byers
                                            ------------------------------------
                                        Name: Carl Byers
                                        Title: CFO

*Exhibit has been omitted pursuant to request for CTR
**Portion of Exhibit has been omitted pursuant to request for CTR


                                    EXHIBITS

  Exhibit A  Rules and Regulations
  B          Form of Transmittal Letter
**C          Form of Letter of Credit
  C-1        Approved Form of Letter of Credit
 *D          Floor Plan of Premises
 *D-1        Floor Plan of Building 97 Premises
 *D-2        Floor Plan of Building 311 Premises
  E          Site Plan
**F          Work Letter
  G          List of Environmental Restrictions
  H          Cleaning Specifications
  I          Base Building Specifications
  I-1        Building 97 Base Building Specifications
  I-2        Building 311 Base Building Specifications
**J          Existing Lease Obligations
  K          Lease Rider
  L          Shuttle Bus Schedule
  L-1        4th Shuttle Bus Schedule

                        EXHIBIT A: RULES AND REGULATIONS

              PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Landlord")

                        RULES AND REGULATIONS FOR TENANTS

    [Capitalized terms herein have the meanings set forth in Tenant's Lease].

                                  Introduction

      The following rules and regulations have been formulated for the safety and well-being of all tenants and to ensure compliance with all governmental, insurance, and other requirements. Strict adherence to these rules and regulations is necessary so that each and every tenant will enjoy a safe and unannoyed occupancy in their respective premises in accordance with their lease. It should be apparent that in some cases some of the rules and regulations will be by their terms inapplicable to a specific building or to a specific tenant's premises, and in these cases these rules and regulations shall be interpreted by reference to the specific circumstances involved.

      Landlord reserves the right to reasonably amend or rescind, from time to time, any of these rules and regulations and to make such other and further reasonable rules and regulations as in its judgment shall, from time to time, be required for the safety, protection, care, and cleanliness of the buildings and the Complex, the operation thereof, the preservation of good order therein, and the protection and comfort of the tenants and their agents, employees, and invitees. Such rules and regulations need not be uniform for all tenants in a building, and Landlord is under no obligation to enforce any of the rules and regulations or to enforce any of them uniformly, provided, however, that Landlord shall endeavor to enforce the rules and regulations in a non-discriminatory manner. Such rules and regulations, when made, amended, or rescinded and written notice thereof is given to a tenant, shall be binding upon the tenant. If President and Fellows of Harvard College ("Harvard"), or any affiliate of, or related entity to Harvard, occupy any portion of the Complex they shall not be deemed "tenants" for purposes of these Rules and Regulations.

      Landlord may, upon request by any tenant waive compliance by such tenant to any of these rules and regulations, provided that (a) no waiver shall be effective unless in writing and signed by Landlord, (b) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, (c) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from Landlord, and (d) any such waiver by Landlord shall not relieve the tenant from any obligation or liability of tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of the Tenant's failure to comply with any such rule or regulation.

      To the extent of any inconsistencies between these rules and regulations and any rules and regulations hereafter promulgated and the terms of the Lease, the express terms of the Lease shall govern.

                         Specific Rules and Regulations

      1. The sidewalks, driveways, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls, fire escapes, or other parts of the Complex or the buildings not occupied by any tenant shall not be obstructed by any tenant or used for any purpose other than ingress and egress to and from the tenant's premises. Landlord shall have the right to control and operate the public portions of the Complex and the buildings and the facilities furnished for common use of the tenants in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the tenant's premises (or to other premises or to any space, in the buildings) of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators, and other public portions or facilities of the building.

      2. No awnings, signs, or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design; and color, and attached in the manner, approved by Landlord in its reasonable discretion. No tenant shall throw anything out of the doors or windows or down the corridors, stairs, or air shafts.

      3. No showcases or other articles shall be put outside, in front of, or affixed to any part of the exterior of the building, nor placed in the halls, corridors, or vestibules without the prior written consent of Landlord.

      4. The water, toilets, wash closets, and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, cooking oils, grease, cleaning solvents, rags, chemicals, paints, cleaning fluids, or other substances shall be put therein. All fines, penalties, and damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same, and Landlord in no case shall be responsible therefor.

      5. There shall be no marking, painting, drilling into, or in any way defacing the building or any part of tenant's premises visible from public areas of the building. Tenants shall not construct, maintain, use, or operate within the tenant's premises any electrical device, wiring, or apparatus in connection with a loud speaker system or other sound or alarm system except as reasonably required for its communication or security system and approved by Landlord before the installation thereof. The tenant shall bear all costs and pay all fines in connection with any malfunctioning system. If in the reasonable opinion of Landlord, the system becomes a nuisance or creates an unreasonable disturbance, the tenant shall promptly remedy or remove same as Landlord may request. No such loud speaker or sound system shall be constructed, maintained, used, or operated outside of tenant's premises.

      6. No bicycles, vehicles, or animals, birds, or pets of any kind (except for seeing-eye dogs) shall be brought into or kept in or about public areas, common areas of the building, or a tenant's premises and no cooking shall be done or permitted by any tenant in the tenant's premises, except, tenants may heat or reheat foodstuff in microwave or toaster ovens located within a tenant's premises. Tenants shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the tenant's premises.

      7. No space in the building shall be used by a tenant for manufacturing of goods for sale in the ordinary course of business, for the storage in bulk of merchandise or for the sale at auction of merchandise, goods, or property of any kind.

      8. No tenant shall unreasonably disturb or interfere with occupants of the building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

      9. No flammable, combustible, radioactive, infectious, or explosive fluid, chemical, or substance shall be brought or kept upon a tenant's premises.

      10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes by made in existing locks or the mechanism thereof without the prior written consent of Landlord. All locks for doors in tenant's premises shall be "building standard." If a tenant desires to change the existing locks or the mechanism thereof, the tenant shall first obtain the approval of Landlord and then shall provide copies of the keys to such new or changed locks to Landlord immediately upon installing such new locks or changing the mechanism of existing locks. All requests for duplicate keys shall be made through Landlord and charged to tenant. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Corridor doors, when not in use, shall be kept closed. Tenants shall, and shall cause their employees to, lock the doors to the tenant's premises as tenant and tenant's employees leave at the end of each working day and after ordinary business hours, ascertain that the doors of the building by which it and they leave are locked securely. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, storage, and toilet rooms either furnished to or otherwise procured by such tenant. In the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

      11. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight that violates any of these rules and regulations.

      12. No tenant shall pay any employees on the tenant's premises, except those actually working for such tenant on the tenant's premises.

      13. Landlord reserves the right to exclude from the building at all times any person who is not known or does not give proper and satisfactory identification to the Complex or building management. Tenants will comply with any reasonable measures instituted for the security of the building, which may include the signing in or out in a register in the building lobby after hours and on weekends and holidays. Each tenant shall be responsible for all persons for whom it authorizes entry into or exit out of the Complex or the building, and shall be liable to Landlord for all acts or omissions of such persons.

      14. A tenant's premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

      15. Each tenant, before closing and leaving its premises at any time, shall see that all windows are closed and all lights other than emergency lights and security lights are turned off.

      16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Complex. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to the tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord (which will be provided to the tenant upon the tenant's request) from time to time or at such charge as is agreed upon in advance by Landlord and the requesting tenant.

      17. Canvassing, soliciting, and peddling in the Complex and the building is prohibited and each tenant shall cooperate to prevent the same.

      18. There shall not be any hand trucks used in any tenant's premises, or in the public halls of the building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, except those equipped with rubber tires and side guards. Tenants shall be responsible to Landlord for any loss or damage resulting from any deliveries to tenants.

      19. Mats, boxes, trash, or other objects shall not be placed in the public corridors. Trash shall be stored and disposed of only in accordance with Landlord's instructions.

      20. No one except Landlord and its employees and agents shall be allowed on the roof of the building, in utility or janitor's closets, or in any basement areas except those areas specifically leased to a tenant or otherwise expressly designated for the tenant's use.

      21. No tenant shall place any sign or advertising notice in any part of the building or any part of the Complex except as approved by Landlord, or use any advertising or take any other action that in Landlord's judgment might tend to affect adversely the reputation of the Complex or the building and its desirability as a building for laboratory space and offices.

      22. Movement of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise, or materials that requires use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to such hours as Landlord may reasonably designate, and such movement shall be subject to reasonable control of Landlord.

      23. Landlord shall have the authority to limit the weight and prescribe the manner that safes, file cabinets, and other heavy equipment are positioned.

      24. Any passenger elevators are to be used only for the movement of persons and routine deliveries to a tenant's premises, unless an exception is first approved by Landlord in writing.

      25. Tenants shall not tamper with or attempt to adjust temperature control thermostats in their respective premises with respect to base building systems. A tenant shall request Landlord to adjust thermostats to maintain required temperatures for heating, ventilating, and air conditioning.

      26. No vending or coin- or token-operated machines of any type shall be allowed in a tenant's premises (or any common area) without the prior written consent of Landlord.

      27. Landlord shall not be responsible for lost or stolen personal property, money, or jewelry from a tenant's premises, the common areas, or any public areas regardless of whether such loss occurs when area is locked against entry or not.

      28. Tenants shall participate and shall ensure that the tenant's employees participate in all safety programs, practices, and drills, relating to emergency evacuation of the building. Tenants shall ensure that tenant's employees are appropriately instructed and informed. Tenants shall provide appropriate evacuation monitors, assistants, and wardens as necessary to assist in evacuations.

                      EXHIBIT B: FORM OF TRANSMITTAL LETTER

                   [ to be retyped onto letterhead of Tenant ]

President and Fellows of Harvard College
c/o Harvard Real Estate Services
Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

Greetings:

      We deliver herewith three copies of a proposed lease dated as of ______________ (hereinafter the "Lease"), between President and Fellows of Harvard College ("Harvard") as Landlord and the undersigned athenahealth, Inc. (hereinafter "Tenant"), as lessee, of certain premises at Building 311 and Building 97, all of which have been executed by Tenant; a Clerk's Certificate authorizing Tenant's entry into this Lease, a recent certificate of legal existence for Tenant issued by the [Secretary of State of the Commonwealth of Massachusetts], the Letter of Credit, and one or more certificates of insurance as required by Section 5.1.20 of the Lease.

      This delivery to Harvard of the enclosed documents constitutes an offer by Tenant to Harvard to enter into the Lease and to have the letter of credit held pursuant to the Lease. Harvard may accept this offer by executing one of the enclosed copies of the Lease within ten Business Days of the date of this letter and delivering the executed Lease to Tenant at the address first above listed or at our counsel's office. Delivery may be by delivery in hand or mailing and if mailed, delivery shall be deemed effective upon mailing. This offer is irrevocable through ten Business Days after the date hereof. Thereafter this offer shall be deemed continuing and may be revoked by either Landlord or Tenant in writing delivered to the other party, which revocation shall be effective upon receipt by the other party.

      The documents delivered herewith are delivered subject to, and Tenant agrees that Tenant's relations with Harvard are in all respects subject to,
Section 8.8 of the Lease and that, without limiting the foregoing, Harvard shall be bound with respect to the Lease and the Premises demised thereunder only if and when Harvard delivers an executed Lease as described above, Tenant delivers the Letter of Credit to Harvard, and Harvard has accepted the Letter of Credit in accordance with the foregoing and the terms of the Lease.

      EXECUTED UNDER SEAL this ____ day of _______.

                                            athenahealth, Inc.

                                            By:_________________________________
                                            Name:_______________________________

Enclosures:
Lease (executed by Tenant in triplicate)
Clerk's Certificate
Certificate of Legal Existence
Letter of Credit
Certificate(s) of Insurance

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       EXHIBIT C: FORM OF LETTER OF CREDIT
                      (Name or letterhead of issuing bank)

$_________________________

LETTER OF CREDIT NO. ____________                           DATE:_______________

President and Fellows of Harvard College
c/o Deputy Director of Finance/Controller
Harvard Real Estate Services
Holyoke Center, Suite 800
Cambridge, Massachusetts 02138-3826

Gentlemen:

      We hereby open our IRREVOCABLE LETTER OF CREDIT in your favor available by your draft(s) drawn on OURSELVES at sight for any sum or sums not exceeding in total [$*] for account of athenahealth, Inc. It is a condition of this Letter of Credit that on each anniversary hereof, this Letter of Credit shall be deemed automatically extended without amendment for an additional year, but not beyond insert the date that is sixty days after the Lease Expiration Date), unless thirty days prior to any such anniversary hereof we shall notify you by registered letter, return receipt requested, that we elect not to consider this Letter of Credit extended. Notwithstanding the giving of such notice, you are authorized to draw hereunder during such thirty-day period by means of your sight draft(s) on us.

      Each draft must bear upon its face the clause "Drawn under Letter of Credit No. dated (insert issue date) of (insert name of issuing bank)."

      This Letter of Credit is transferable in its entirety for the then available amount at the time of transfer. Cost and expense of such transfer shall be at expense of applicant.

      Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."

      We hereby agree with you that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored if presented to us on or before insert the date of the first anniversary of issue date) or any automatically extended date, whichever is later, as above provided.

                                           Very truly yours,

                                           (Name of issuing bank)

                                           By __________________________________
                                              Authorized Official

                 EXHIBIT C-1: Approval Form of Letter of Credit


               STANDBY LETTER OF CREDIT DRAFT FOR REGIONAL OFFICES

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX

DATE:

BENEFICIARY:
PRESIDENT AND FELLOWS OF HARVARD COLLEGE
C/O DEPUTY DIRECTOR OF FINANCE/CONTROLLER
HARVARD REAL ESTATE SERVICES
HOLYOKE CENTER, SUITE 800
CAMBRIDGE, MA 02138-3826

APPLICANT:

WATERTOWN, MA 02472

AMOUNT:

EXPIRATION DATE:_______________, 2004

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

      WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF (SIT NO. SVBSFXXXXXX IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

      1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

      2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

      (A) "An Event of Default exists under that CERTAIN LEASE BY AND BETWEEN BENEFICIARY, AS LANDLORD, AND APPLICANT, AS TENANT or Beneficiary is otherwise entitled to draw under this Letter of Credit pursuant to the terms of the Lease."

                                       OR

      (B) "WE HEREBY CERTIFY THAT WE HAVE RECEIVED NOTICE FROM SILICON VALLEY BANK THAT LETTER OF CREDIT NO. SVBSFXXXXXX WILL NOT BE RENEWED, AND THAT WE HAVE NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX
DATE:

            APPLICANT SATISFACTORY TO US AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT."

      PARTIAL AND MULTIPLE DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

      DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

      THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND___________________.

      THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, WITH THE APPLICANT'S PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00I).

      ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE M IE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 6546211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-3052),
ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.

      PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

      WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSFXXXXXX
DATE:

UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

      THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

_________________________________               ________________________________
AUTHORIZED SIGNATURE                            AUTHORIZED SIGNATURE

                                   EXHIBIT "A"

DATE:

TO: SILICON VALLEY BANK                               RE STANDBY LETTER OF
    3003 TASMAN DRIVE                                    CREDIT NO. ISSUED BY
    SANTA CLARA, CA 95054                                SILICON VALLEY BANK,
    ATTN: INTERNATIONAL DIVISION.                        SANTA CLARA L/C AMOUNT:
          STANDBY LETTERS OF CREDIT

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)

      ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

      BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

      THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

_____________________________________
        (BENEFICIARY'S NAME)

_____________________________________
      SIGNATURE OF BENEFICIARY

SIGNATURE AUTHENTICATED

_____________________________________
           (NAME OF BANK)

_____________________________________
        AUTHORIZED SIGNATURE

                                   EXHIBIT "B"

DATE: ______________________                         REF. NO. __________________

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF ____________________________________  US$ __________________

USDOLLARS_______________________________________________________________________
________________________________________________________________________________

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF
CREDIT NUMBER NO. ___________________   DATED  ___________________

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                                 __________________________
    SANTA CLARA, CA 95054                                (BENEFICIARY'S NAME)

                                                      __________________________
                                                         Authorized Signature

                         GUIDELINES TO PREPARE THE DRAFT

1.    DATE: ISSUANCE DATE OF DRAFT.

2.    REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.

3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.    US$: AMOUNT OF DRAWING IN FIGURES.

5.    USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.    DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.    BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.    AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICA DA LUZ: 408-654-7120
CESAR AGONCILLO: 408-654-3052

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                       EXHIBIT D: FLOOR PLAN OF PREMISES





                                        *

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                           EXHIBIT D-1: FLOOR PLAN OF
                              BUILDING 97 PREMISES





                                        *

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                           EXHIBIT D-2: FLOOR PLAN OF
                             BUILDING 311 PREMISES





                                        *

                              EXHIBIT E: SITE PLAN

                                  [SITE PLAN]

                                    EXHIBIT F

                                   WORK LETTER

      LANDLORD:         President and Fellows of Harvard College

      TENANT:           athenahealth, Inc.

1. DEFINITIONS. Capitalized terms used in this Exhibit and not otherwise defined shall have the meanings set forth in the Lease. The following capitalized terms shall have the meanings set forth below:

      A&E GUIDELINES: The architectural and engineering guidelines for Building 311 attached hereto as Schedule C.

      ARCHITECT: Marguiles & Associates.

      BUILDING PERMIT: A building permit issued by the Town of Watertown on the basis of Tenant's Plans.

      CERTIFICATE OF OCCUPANCY: A certificate of occupancy for the Premises issued by the Town of Watertown.

      CONSTRUCTION BUDGET: A written budget for the Tenant's Work that contains a detailed line by line breakdown of all hard and soft costs (including but not limited to the Construction Contract, furniture, fixture, and equipment needed to operate the completed facility, architectural, engineering fees, and all requisite consulting fees, construction manager's expenses, permit fees, legal costs, insurance premiums, payment, performance, and lien bond premiums, contingency and construction change order allowances, material testing, equipment start-up and building commissioning costs, utility company billings, including construction back-charges, pest and vermin control measures, premium work costs as may be needed to ameliorate disruption to existing tenants in the Complex), and all other costs needed to construct Tenant's Work.

      CONSTRUCTION CONDITION PRECEDENT: See Section 2.2. Construction Rent: See
Section 5.2.

      CONSTRUCTION RENT: See Section 5.2.

      DESIGN/DEVELOPMENT PLANS: A set of design/development plans to be more particularly described in Schedule A attached hereto.

      ENGINEERS: Collectively, all structural, heating, ventilation, air conditioning, plumbing, fire protection, civil and electrical engineers licensed in The Commonwealth of Massachusetts retained by Tenant, Architect or General Contractor to design, supervise or perform the Tenant's Work. All Engineers shall be approved by Landlord.

      FINAL CONSTRUCTION DRAWINGS: A full set of final construction drawings for Tenant's Work prepared by the Architect and identified in the Landlord Approval Letter.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



      FINAL PAYMENT CONDITIONS: See Section 5.3.

      GENERAL CONTRACTOR: A licensed general contractor to be approved by Landlord, such approval not to be unreasonably withheld. Tenant intends to engage Columbia Construction.

      LANDLORD APPROVAL LETTER: A letter agreement between Landlord and Tenant approving the Final Construction Drawings in the form attached hereto as Schedule B.

      LANDLORD'S ADDITIONAL CONTRIBUTION: Funds of up to a maximum amount of $ * ($ * per rsf) that Landlord has agreed to provide to Tenant subject to the terms and conditions set forth in Section 6 below, provided, however, that until the occurrence of the Second Floor Lease Commencement Date, Landlord's Additional Contribution shall not exceed $ * .

      LANDLORD'S CONTRIBUTION: An allowance of up to a maximum amount of $ * ($ * per rsf plus $ * for bathroom work) that Landlord shall provide to Tenant for reimbursement of costs in connection with Tenant's Work, subject to the terms and conditions set forth Section 5 below, provided, however, that until the occurrence of the Second Floor Lease Commencement Date, Landlord's Contribution shall not exceed $ * .

      LANDLORD'S WORK: The installation of a 20-ton HVAC unit in Building 97.

      LIEN BOND: A statutory lien bond obtained by the General Contractor to be recorded against the Complex in the amount of the construction contract.

      OUTSIDE WORK COMPLETION DATE: January 1, 2006.

      PAYMENT AND PERFORMANCE BOND: A payment and performance bond obtained by the General Contractor and naming Landlord as Owner/Obligee in the amount of the construction contract.

      SUBSTANTIAL COMPLETION CERTIFICATE: A certificate signed by the Architect stating that Tenant's Work has been substantially completed in accordance with the Final Construction Drawings, with the exception of minor items of incomplete work and so-called "punchlist" items.

      SUBSTANTIAL COMPLETION DATE: The later of the (i) the date that the Architect delivers the Substantial Completion Certificate to Landlord; or (ii) the date the Certificate of Occupancy for the Premises is issued.

      TENANT'S FINANCED PERSONALTY: See Section 6.1. Tenant's Permitted
Expenses: See Section 5.1.

      TENANT'S PLANS: Collectively, the Design/Development Plans and the Final Construction Drawings. The term "Tenant's Plans" shall also include any revisions to those plans approved by Landlord in accordance with Section 2.1 below.

      TENANT'S WORK: The leasehold improvement work necessary to prepare the Premises for occupancy by Tenant, including, the installation of data/telecommunications conduit and cabling, and related equipment, all as described in Tenant's Plans.

      TOTAL FIT-UP COSTS: The total cost to perform all of Tenant's Work, which total cost is identified on the Construction Budget.

2.    TENANT'S PLANS.

      2.1 Tenant's Plans. In connection with the performance of Tenant's Work, Tenant will submit to Landlord for Landlord's written approval a set of the Design/Development Plans by no later than November 10, 2004. Landlord may list any comments it has on the Design Development Plans on Schedule A attached hereto. Tenant shall submit to Landlord for Landlord's written approval, the Final Construction Drawings by no later than January 1, 2005. Landlord shall either approve or disapprove of such Final Construction Drawings within 10 Business Days of Landlord's receipt thereof and, in the event of any disapproval, Landlord will provide Tenant with a summary of the material reasons for disapproval, and of the changes that will be required before Landlord will reconsider approving the same. If necessary, Tenant shall promptly cause such Final Construction Drawings to be modified in accordance with Landlord's reasonable requests within 10 Business Days of Tenant's receipt of Landlord's comments. Landlord's approval of the Final Construction Drawings shall not be unreasonably withheld, conditioned or delayed, provided that they are consistent with the Design/Development Plans and the A&E Guidelines. At such time as the Final Construction Drawings are completed and approved by Landlord, Landlord and Tenant shall each execute and deliver the Landlord Approval Letter, reciting such approval and definitively identifying the Final Construction Drawings so approved, and a copy of such letter shall be appended to each counterpart of the Lease. The Landlord Approval Letter shall also list any elements of Tenant's Work that must be removed at the end of the Lease Term in accordance with
Section 5.1.4. of the Lease. After execution of the Landlord Approval Letter, any material changes to Tenant's Plans shall require Landlord's prior written approval, such approval to follow the procedure outlined in this Section above. Upon issuance of the Landlord Approval Letter, Tenant shall obtain the Building Permit.

      Any approval granted by Landlord under this Section 2 shall be granted solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord's approval of any of the Tenant's Plans for any other purpose whatsoever. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of Tenant's Work (including, without limitation, the compliance of the Tenant's Work and Tenant's Plans with Legal Requirements, functionality of design, the structural integrity of the design, the configuration of the Premises, the demising of the Premises, and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of the Tenant's Plans shall in no event relieve Tenant of the responsibility therefore.

      2.2 Cost of Initial Fit-Up Work. Prior to commencing construction of Tenant's Work, Tenant shall submit to Landlord for Landlord's written approval, such approval not to be unreasonably withheld or delayed, (i) the Construction Budget; and (ii) evidence reasonably satisfactory to Landlord that Tenant has cash on hand sufficient to pay the excess if any, in the

Total Fit-Up Costs over Landlord's Contribution plus Landlord's Additional Contribution (the "CONSTRUCTION CONDITION PRECEDENT").

3.    TENANT'S WORK.

      3.1 Commencement of Tenant's Work/Delivery of Bonds. Tenant shall not commence construction of Tenant's Work until (i) the Building Permit is issued, and a copy provided to Landlord; (ii) the Construction Condition Precedent is satisfied, (iii) Tenant has delivered to Landlord (x) certificates of insurance evidencing that the General Contractor is carrying all coverages required to be carried by contractors employed by Tenant under the Lease; and (y) the original Payment and Performance Bond and the Lien Bond. Landlord will arrange the recording of the Lien Bond.

      3.2 Performance and Quality of the Tenant's Work. Except for Landlord's Contribution, all of Tenant's Work shall be performed by Tenant at Tenant's sole cost and expense. All construction work conducted in connection with the Tenant's Work shall be done in a good and workmanlike manner with new, first-class materials, in a lien-free manner and in compliance with all Legal Requirements, and with the A&E Guidelines, and all requirements of public authorities and insurance bodies related to, or arising out of the performance of, such construction work. Tenant shall diligently pursue construction of Tenant's Work. Landlord shall have the right to inspect such construction work at any time, provided that Landlord shall use reasonable efforts to give Tenant prior notice of any such inspections.

      3.3 Completion of the Tenant's Work/Default. Tenant shall cause the Substantial Completion Certificate to be issued to Landlord on or before the Outside Work Completion Date. Within fifteen days after the Substantial Completion Date, Tenant shall record against title to the Complex a Notice of Substantial Completion signed by the General Contractor that meets the requirements set forth in M.G.L. c. 254, s. 2A. Tenant shall obtain the Certificate of Occupancy at the earliest date possible following completion of Tenant's Work, and shall then occupy the Premises for the conduct of the Permitted Use within 45 days of the Substantial Completion Date. Any (i) suspension of construction of Tenant's Work for more than 15 consecutive days or for more than 20 days in the aggregate, (ii) failure by Tenant to cause Tenant's Work to be substantially completed by the Outside Work Completion Date, or (iii) breach of any other of the terms and conditions of this Exhibit F that is not cured within 10 days after written notice to Tenant thereof, and provided that the foregoing defaults are not the result of Landlord's failure to pay Tenant a Landlord Payment (as defined in Section 9), shall in each case be deemed to constitute an Event of Default under the Lease entitling Landlord to exercise Landlord's remedies under the Lease, including the right to draw down on the Letter of Credit to cure any such Event of Default, and the rights set forth in
Section 6 below. Within 30 days after the Substantial Completion Date, Tenant shall, at Tenant's sole expense, deliver to Landlord a complete set of as-built plans for the Tenant Work, certified as being accurate and complete by the Architect. Such plans shall be in so-called "computer assisted design" or "CAD" format if requested by Landlord.

4. LANDLORD'S WORK. Landlord shall, at Landlord's sole cost and expense, complete Landlord's Work prior to the Substantial Completion Date. Landlord's Work shall be performed in compliance with all applicable Legal Requirements. Tenant may at any time prior to the

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

issuance of the Landlord Approval Letter, by delivery of notice to Landlord, elect, in lieu of Landlord performing Landlord's Work, to increase Landlord's Contribution by an additional $*, and Landlord shall then be released from the obligation to perform Landlord's Work.

5.    LANDLORD'S CONTRIBUTION.

      5.1 Permitted Expenses. As an inducement to Tenant's entering into the Lease, and subject to the terms and conditions set forth in this Work Letter, Landlord shall provide to Tenant Landlord's Contribution. Landlord's Contribution shall be used by Tenant to pay only for the following costs in connection with Tenant's Work: general construction costs; data/telecommunications cabling and related equipment costs; architectural services, including space plans, as-built plans, and mechanical, electrical and plumbing work; and construction management fees (collectively, "Tenant's Permitted Expenses"). Notwithstanding anything herein to the contrary, not more than $11,011 of Landlord's Contribution shall be used for architectural services related to the Design/Development Plans.

      5.2 Periodic Payment. Upon commencement of the construction of Tenant's Work, Tenant shall have the right to obtain periodic payments (but not more than once a month) of up to 87.5% of Landlord's Contribution (collectively, the "PERIODIC PAYMENTS") by submitting to Landlord (i) a statement (hereinafter "TENANT'S STATEMENT"), including requisitions from Tenant's contractors with retainage of not less than 10% of the amount of such requisition, third party invoices, and other documentation reasonably requested by Landlord showing in reasonable detail the cost of all such Tenant's Permitted Expenses and (ii) lien waivers with respect to work set forth on Tenant's Statement. For the Periodic Payments, Landlord shall pay to Tenant within 30 days of Landlord's receipt of Tenant's Statement, the lesser of (i) Tenant's Permitted Expenses as detailed on Tenant's Statement, or (ii) 87.5% of Landlord's Contribution minus amounts previously paid to Tenant.

      5.3 Final Payment. Tenant shall have the right to obtain payment of the unpaid balance of Landlord's Contribution at any time after the Final Payment Conditions are satisfied but prior to the date that is 90 days after the issuance of the Certificate of Occupancy (the "FINAL PAYMENT"), by submitting to Landlord (x) Tenant's Statement in accordance with Section 5.2 above; and (y) final lien waivers relating to items, services and work performed in connection with all phases and portions of Tenant's Work. The "FINAL PAYMENT CONDITIONS" shall mean (i) Landlord has received the Substantial Completion Certificate and a copy of the final Certificate of Occupancy; and (ii) Tenant is occupying the Premises for the Permitted Use. For the Final Payment, Landlord shall pay to Tenant within 30 days of the date of Landlord's receipt of Tenant's Statement and the lien waivers in compliance with the terms of this Section 5, the lesser of (i) an amount equal to Tenant's Permitted Expenses as detailed on Tenant's Statement, or (ii) an amount equal to the unpaid balance of Landlord's Contribution.

      5.4 Additional Conditions. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to Tenant's Statement in order to verify the amount thereof. Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Contribution paid directly to Tenant's contractor(s), consultants, service providers, and vendor(s). Notwithstanding anything to the contrary contained in the Lease: (i) Landlord shall have no obligation to pay any portion of Landlord's Contribution (including the Final Payment) requested under any Tenant's Statement that is submitted to Landlord after the Outside Work Completion Date; (ii) Landlord's obligation to pay any portion of Landlord's Contribution shall be conditioned upon Tenant being in compliance with the terms of this Lease, and there existing no default by Tenant in its obligations under the Lease at the time that Landlord would be required to make such payment; and
(iii) Landlord shall have no obligation to advance any funds or pay any amounts on account of Tenant's Work in excess of Landlord's Contribution.

6.    LANDLORD'S ADDITIONAL CONTRIBUTION/CONSTRUCTION RENT.

      6.1 Landlord's Additional Contribution. Tenant shall have the right, at Tenant's election, to increase Landlord's Contribution in an the amount up to Landlord's Additional Contribution. Landlord's Additional Contribution shall be used by Tenant to pay only for the following costs (collectively, "TENANT'S AC PERMITTED EXPENSES") (i) Tenant's Permitted Expenses, or (ii) furniture, furnishings or equipment purchased by Tenant and to be installed in the Premises ("TENANT'S FINANCED PERSONALTY"), or (iii) moving costs associated with Tenant's relocation to the Premises ("MOVING COSTS"). Tenant's Financed Personalty shall not include any furniture, furnishings or equipment leased by Tenant or that is subject to any other security interest. Landlord's Additional Contribution shall be payable to Tenant in the same manner, and subject to all of the terms and conditions applicable to Landlord's Contribution set forth in Section 5 above, except that all references to Tenant's Permitted Expenses shall mean Tenant's AC Permitted Expenses. Tenant shall exercise its election to use Landlord's Additional Contribution by submitting to Landlord Tenant's Statement in accordance with Section 5.2, and identifying in Tenant's Statement (i) the Tenant's AC Permitted Expenses for which Tenant is requesting payment from Landlord's Additional Contribution, and (ii) an itemized listing of all included Tenant's Financed Property, describing such personalty in reasonable detail (a "PERSONALTY LIST"). If Tenant elects to use any portion of Landlord's Additional Contribution, Tenant shall pay Construction Rent in accordance with Section 6.2 below.

      6.2 Construction Rent. If Landlord provides any Landlord's Additional Contribution then Tenant shall pay to Landlord, as Additional Rent, Construction Rent, as hereinafter defined. Construction Rent shall commence as of the Rent Commencement Date and shall continue on each Rent Payment Date thereafter. "CONSTRUCTION RENT" shall mean a monthly sum equal to the amount of equal monthly payments of principal and interest which would be necessary to repay a loan in the amount of Landlord's Additional Contribution paid to Tenant, together with interest at the rate of eight (8%) percent per annum, on a level direct reduction basis over the Initial Lease Term (commencing as of the Rent Commencement Date). Construction Rent shall be treated as Additional Rent under the Lease. Landlord will deliver to Tenant a statement setting forth the Construction Rent. Construction Rent shall not be abated or reduced for any reason whatsoever (including, without limitation, termination of the Lease). In the event of any termination of this Lease, the outstanding balance of Landlord's Additional Contribution, plus all unpaid interest earned thereon shall become automatically due and payable as of the date of such termination.

7. LANDLORD'S CONTRIBUTION, CONSTRUCTION RENT/EVENT OF DEFAULT. Landlord has agreed to provide Landlord's Contribution and Landlord's Additional Contribution on the terms and conditions set forth in this Work Letter as an inducement for Tenant to faithfully perform its obligations under the Lease. If an Event of Default occurs (i) Landlord's obligation to provide Landlord's Contribution or Landlord's Additional Contribution shall, at Landlord's option, cease as of the date of the occurrence of the Event of Default, and (ii) immediately upon demand, Tenant shall pay to Landlord an amount equal to the sum of (x) the unamortized balance of Landlord's Additional Contribution, and all interest earned thereon, plus (y) the unamortized balance of Landlord's Contribution (calculated on a level direct reduction basis over the Initial Lease Term). The provisions of this Section 7 shall apply whether or not Tenant thereafter remedies such default, and shall be in addition to all other rights and remedies of Landlord in the event of a default of Tenant under the Lease. Tenant shall not be entitled to any credit or reduction in the amount owed Landlord pursuant to this Section 7 based upon amounts collected by Landlord as either Fixed Damages or from reletting the Premises after an Event of Default.

8. SECURITY INTEREST. To secure the payment of Construction Rent, Landlord shall have, and Tenant grants to Landlord, a continuing security interest in all of Tenant's Financed Personalty that has been paid for or purchased, in part or in whole with Landlord's Additional Contribution, and such property shall not be removed from the Premises without the consent of Landlord until all Construction Rent has been paid in full. Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including, the right to sell the property at public or private sale upon five days notice to Tenant. Landlord may file any financing statements necessary to perfect its security interest under this Section 8, and Tenant shall execute any instruments as shall be necessary or desirable in Landlord's discretion to perfect the security interest hereby created; provided, however, any such financing statements shall include only items listed on a Personalty List. Upon the repayment of all Construction Rent, Landlord shall cause such instruments to be terminated.

9. DEFAULT. If Landlord defaults in its agreement to pay any payment of Landlord's Contribution or Landlord's Additional Contribution that Landlord is obligated to pay hereunder (a "LANDLORD PAYMENT"), and such default continues for ten business days after Landlord's receipt of notice from Tenant setting forth such default, then Tenant may, after the expiration of the ten business day period, set-off against its next payments of Basic Rent due under the Lease, the amount of the Landlord Payment.

10. NOTICE. Any notice required or permitted to be given pursuant to the provisions of this Exhibit F shall be given in accordance with the provisions set forth in the Lease.

                  [Remainder of Page Left Intentionally Blank]

                                   SCHEDULE A

                            DESIGN/DEVELOPMENT PLANS

A.    Initial Design/Development Plans

      Plans prepared by the Architect and attached hereto.

B.    Landlord's Comments on Initial Design/Development Plans

                                   SCHEDULE B

                            LANDLORD APPROVAL LETTER

                          ______________________, 2004

athenahealth, Inc.

Attn:______________________

      Re: BUILDING 97 AND BUILDING 311, THE ARSENAL ON THE CHARLES WATERTOWN, MASSACHUSETTS (THE "PREMISES")

Ladies and Gentlemen:

      Reference is made to that certain Lease, dated as of ___________, 2004, between President and Fellows of Harvard College, as Landlord, and athenahealth, Inc., as Tenant, with respect to the Premises. In accordance with Section 2.1 of Exhibit F to the Lease, this is to confirm that the Final Construction Drawings referred to in such Exhibit F are those drawings prepared by ___________________ and described as follows:

DATE                               TITLE                         #PAGES
----                               -----                         ------

      Landlord confirms that it has approved the Final Construction Drawings.

      Landlord hereby requires that the following elements of Tenant's Work shall be removed by Tenant at the expiration of the Lease Term in accordance with Section 5.1.4 of the Lease:

                        [LIST ALL ELEMENTS TO BE REMOVED]

      If the foregoing is in accordance with your understanding, would you kindly execute this letter in the space provided below and return the same to us, whereupon it will become a binding agreement between us.

                                                Very truly yours,

                                                PRESIDENT AND FELLOWS
                                                OF HARVARD COLLEGE

                                                By:_____________________________

Accepted and Agreed:

athenahealth, Inc.

By:_______________________________
Name:_____________________________
Title:____________________________

                                   SCHEDULE C

            ARCHITECTURAL AND ENGINEERING GUIDELINES FOR BUILDING 311

                    ARCHITECTURAL AND ENGINEERING GUIDELINES
                                  TENANT SPACES
                          311 ARSENAL STREET, WATERTOWN

This memorandum will summarize the basic requirements of the Sixth Edition of the Massachusetts State Building Code (MSBC) applicable to the building at 311 Arsenal Street, Watertown. It includes the conditions imposed by MSBC Appeal Board in its decision to permit the roof trusses of the building to remain without fire rating.

BASIC BUILDING CODE REQUIREMENTS

The basic requirements of the MSBC applicable to this building are summarized in Table No. 1. The occupancy and building characteristic that are the basis for those requirements are identified at the beginning of that table. Any deviation from those characteristics including changes of occupancy must be made in compliance with the building code and the intent of the variance which was granted with respect to the roof assembly.

CONDITIONS ON THE VARIANCE

Two sets of conditions have been imposed on the design and construction of the building in order to justify the variance to permit the roof trusses and deck to be unrated. These are in addition to the standard features of the building required by the building code based on its occupancy and physical characteristics. Those requirements are summarized in Table No. 1.

First, in the presentation of technical arguments for the variance, it was represented that the following fire protection features would be provided in the building:

      1. One connection to the site water mains which are supplied from the Watertown municipal water system.

      2.    A fire pump to boost system pressures to required levels.

      3.    A standby power supply for the fire pump.

      4. A system of combined standpipe risers to supply sprinkler systems of each floor as well as hose connections within exit stairs.

      5. Three sprinkler systems per floor with each arranged to be supplied from two separate standpipes.

      6. Complete supervision of all operating characteristics and components of the sprinkler and standpipe systems.

      7. Complete coverage of all levels of the building with automatic smoke detectors.

All of these features have been provided as part of the base building except that tenant sprinkler systems must be arranged to be supplied from two separate standpipes and tenant space fire alarm systems must include complete coverage with an addressable automatic smoke detection system.

Second, two conditions ware imposed on the building by the Appeal Board in its decision. One condition requires that ceilings, where provided, have a one hour fire rating. This requirement may be applicable to fully enclosed offices, toilet rooms, storage rooms, equipment rooms and similar spaces which are provided with ceilings suspended or framed below the roof trusses. The decision also required that sprinklers be installed both above (in the truss space) and below the ceilings (in the use space), where ceilings are provided.

The requirement for a one hour ceiling may be satisfied by installation of a ceiling assembly which has a one hour "finish rating" by standard Underwriters Laboratories' test criteria. Such a ceiling will typically require two layers of 5/8 inch Type X gypsumboard appropriately attached to framing above. The ceiling membranes of UL Floor/Ceiling Assembly Design No. L532 or L505 would be appropriate for this purpose. The intended fire rating will only be achieved if the ceiling membrane is provided with connections and support equal to that provided by the floor assembly to which it is attached in the UL Design (ie. spacing of framing, frequency of fasteners, etc.).

                      SUMMARY OF BUILDING CODE REQUIREMENTS
                MASSACHUSETTS STATE BUILDING CODE - SIXTH EDITION

                        311 ARSENAL STREET, WATERTOWN, MA

This Code Summary is based upon the Sixth Edition of the Massachusetts State Building Code (MSBC) and the following assumptions concerning the building and its occupancy.

The existing single story building will be modified to have four stories above grade within the existing building envelope. The height to the midpoint of the sloped roof of the building will be approximately 58 ft. above average grade. The building area will be approximately 147,000 sf based on the footprint area of the First Floor.

The building will be utilized for offices classified as a business occupancy in Use Group B, Business.

Basic requirements of the MSBC under these circumstances are identified below. The details of the requirements affecting specific building features shall be determined from the Code as required.

CONSTRUCTION TYPE

(1) Utilize modified Type 1B construction. (T-503)

Type 1B or better construction is required by Table 501 to satisfy the height and area limitations for a building of B occupancy which is 4 stories in height and has an area of 147,000 sf and is not subdivided by fire walls. That type of construction permits such a building to be of unlimited height and area.

The existing unprotected, noncombustible roof assembly will be retained rather than provide the required 1-1/2 hour fire rated assembly required for Type 1B construction. A conditional variance from the MA Board of Building Regulations and Standards Appeal Board will allow the roof trusses and deck to remain unprotected. Where ceilings are to be provided above specific rooms or spaces of the top story of the building, those ceilings are required by that decision to have a one hour fire rating.

OCCUPANCY SEPARATIONS

None required.

FLOOR SYSTEMS

(2) Provide 2 hour fire ratings for floor/ceiling assemblies as required for construction Type 1B. (T-602)

(3) Provide multiple floor openings arranged as an atrium having features as summarized in Table No. 1. (713.3, Exception 5, 404.0)

INTERIOR WALLS AND PARTITIONS

(4) Provide unrated partitions for enclosure of exit access corridors. (1011.4)

(5) Provide one hour rated partitions as tenant-to-tenant separation walls. (T-602)

(6) Provide two hour fire enclosures for stairway, elevator and mechanical shafts which connect more than three stories and one hour fire rated enclosures for stairway and mechanical shafts which connect three stories or less. (T-602, 1014.11, 710.3)

(7) Provide 2 hour fire rated enclosures of all rooms, shafts and closets containing equipment and wiring for emergency power distribution and control. (MA Electrical Code, 700-10)

(8) Provide one hour fire rated walls with 3/4 hour opening protectives around the following specific occupancy areas:

            -     Trash rooms

            -     Physical Plant and Maintenance Shops

(302.1.1, T-302.1.1)

(9) Provide smoke partitions designed to resist the passage of smoke constructed of combustible or non-combustible materials which extend from the floor below to the underside of the floor or roof above around the following specific occupancy areas:

            -     Storage rooms over 50 sf in area

(302.1.1, T-302.1.1)

(10) Provide doors to the areas identified in Item 9 which are self closing or arranged for automatic closing upon detection of smoke. (302.1.1.1)

EXTERIOR WALLS AND ROOF

(11) Provide three hour fire ratings for interior and exterior columns supporting more than one floor and two hour fire ratings for columns supporting only one floor or the roof. (T-602)

(12) Provide unrated non-bearing exterior wall components for the building walls. (705.2, T-705.2)

(13) Utilize unlimited-openings in exterior walls. (705.3, T-705.3)

No rating is required for exterior walls of a sprinklered building of Use Group B occupancy when the fire separation distance for the wall is greater than 5 feet. Unlimited exterior wall openings are permitted in such a wall when the wall has a fire separation distance of more than 20 feet.

The fire separation distance of the Arsenal Street wall measured to the centerline of Arsenal Street is 48 feet. The fire separation distances of walls not facing immediately adjacent buildings are well in excess of 20 feet.

The physical distance between Building 311 and the Harvard Printing Building is approximately 37 feet. A fire separation distance of greater than 15 feet for the Harvard Printing Building permits that building to have an unrated exterior wall with not more than 70% openings. The remaining 22 feet is considered the fire separation distance for Building 311. That distance allows the unrated exterior wall with essentially 100% openings that are provided on Building 311.

The physical distance between Building 311 and the adjacent parking garage is approximately 55 feet. That physical distance permits a fire separation distance of greater than 30 feet for the parking garage and greater that 20 feet for Building 311. In that situation, the exterior wall of Building 311 is permitted to be unrated and have unlimited exterior openings.

(14) Do not provide fire rated exterior walls for exit stair enclosures or for the exterior walls of use spaces adjacent to exterior walls of exit stairs. (Compliance alternative 1014.11.1)

MSBC Section 1014.11.1 requires that either the exterior walls of exit stair enclosures have a one hour rating and have protected openings or that the exterior walls of adjacent use spaces within 10 feet of the stair enclosure be treated in that manner.

As a compliance alternative to strict compliance with the requirement for exterior wall rating and opening protectives either within or adjacent to an exit stair, close spaced automatic sprinklers will be provided to protect the exterior glass of the stair enclosure. Those sprinklers will help to maintain the integrity of the stairway windows under potential fire exposure.

(15) Do not provide opening protection for any exterior wall openings in this fully sprinklered building. (705.3.1)

(16) Do not provide a fire rated spandrel panel or wall on this fully sprinklered building. (705.4, Exception 2)

FIRE ALARM SYSTEM

(17) Provide a fire alarm system having the basic features required by Section 917 and additional features required by the atrium Section 404.0. (917.4.2)

(18) Provide addressable system connected automatic smoke detectors throughout all levels of the building. (NR/Condition of variance)

Complete coverage of the building with addressable type smoke detectors was offered as part of the justification of the requested variance from fire rating requirements applicable to the roof assembly. Such protection is considered a condition of the variance.

(19) Activate the fire alarm system using manual pull stations, waterflow detectors of the sprinkler system and smoke detectors of the atrium exhaust system. (917.7.1)

MEANS OF EGRESS

(20) Provide 2 doors to the corridor system from all rooms or spaces with an occupant load of more than 50 persons or in which the travel distance exceeds 75 ft. (T-1017.2)

(21) Install doors which serve rooms with occupants loads of 50 or more persons so as to swing in the direction of egress travel. (1017.4)

(22) Where two exit or exit access doors are required from a room or other space, separate the doors by a distance equal to or greater than one quarter of the longest diagonal of the area served. (1006.4.1)

(23) Limit dead ends of corridors to not more than 20 ft. (1011.2)

(24) Limit the length of a common path of travel in the Use Group B spaces to not more than 100 ft. (1011.2.1)

(25) Provide unrated exit access corridor enclosures. (1011.4)

(26) Provide unrated corridor doors. (1011.4.2)

(27) Provide corridors with a minimum clear width of 44 inches. (1011.3)

(28) Utilize interior exit stairs designed in accordance with MSBC Section 1014.0 as the required exits of the building. (1014.0)

(29) Provide sufficient egress capacity for the occupant load of each floor of the building separately. (1009.1, 1009.3)

At the code specified area allowance of 100 square feet per person and with an area of not more than 147,000 sf, the occupant load of the largest floor of the building will be 1,470 persons. There will be four 44 inch wide exits stairs and seven 48 inch wide exit stairs provided from the upper stories of the building will each have a capacity of 220 persons. The total capacity available from those stairs at an allowance of 0.20 inches per person will be 2,560 persons, well in excess of the project population.

(30) Locate exits as required to limit travel distances to less than 150 ft. in spaces not separated from the atrium and 250 ft. in spaces separated from the atria. (404.7, T-1006.5)

(31) Provide exit discharge from exit stairs directly to the outside, through rated passageways, sprinklered lobbies or small vestibules. (1020.0)

ELEVATORS

(32) Provide all elevators having a travel of 25 feet or more with characteristics and controls for fire emergency use in accordance with the MA Elevator Code. (MA Elevator Code, 17.39)

(33) Provide one elevator which serves all floors of the building with characteristics and controls to permit emergency medical use in accordance with the MA Elevator Code. (MA Elevator Code, 17.40)

SPRINKLER SYSTEMS

(34) Provide a complete automatic suppression system in all portions of the building in accordance with the requirements of Article 9. (904.2, 404.2)

STANDPIPE

(35) Provide fire standpipes in the building with hose connections located in accordance with the criteria of NFPA 14. (914.4, 914.5)

WATER SUPPLY

(36) Provide water supplies for the sprinkler and standpipe systems using a connection to the municipal water supply system. (NFPA 13, 14)

(37) Size the supply piping of the combined sprinkler and standpipe water supply system in accordance with the criteria. of NFPA 14. (914.3)

(38) Provide connections of each sprinkler system to two separate standpipe risers. (NR/Condition of variance)

EMERGENCY POWER

(39) Provide an emergency generator to provide standby power for the fire alarm system, exit signs, emergency lights, the atria smoke control systems and the fire pump. (917.6, 1023.4, 1024.4, 921.5, Condition of variance)

The provisions of standby power for the fire pump was a condition of the variance from the requirements for fire rating of the roof assembly.

INTERIOR FINISH

(40) Utilize interior finish as follows:

                  -     Class I interior finish within all exit stairs.

                  - Class II or better interior finish in exit access corridors serving only office areas.

                  - Class III or better interior finish within rooms or spaces of assembly and office areas.

                        (T-803.4)

(41) Utilize traditional floor coverings such as wood, vinyl, linoleum, terrazzo or other resilient floor finish materials or carpeting which complies with the DOC FF-1 "pill test" (CPSC 16 CFR, Part 1630) in all spaces including exits and exit access corridors. (805.3, Exception)

                                   TABLE NO. 1
                         SUMMARY OF ATRIUM REQUIREMENTS
                MASSACHUSETTS STATE BUILDING CODE - SIXTH EDITION

(1) Classify any openings in the floor systems connecting two or more stories as an atrium. (404.1)

(2) Provide a complete automatic suppression system in the portions of the building not separated from the atrium by two hour fire separation partition and floor assemblies. (404.2)

(3) Limit the use of the floor of the atrium low hazard uses with approved materials and decorations unless appropriately protected with automatic fire suppression system. (404.3)

(4) Allow exit discharge through the atrium in accordance with the rules for exit discharge through a lobby in Section 1020.0. (404.3.1)

(5)   Provide a smoke control system as required by Section 921.0. (404.4)

(6) Separate the atrium from adjacent spaces by 1-hour fire separation walls, fire rated windows or tempered, wired or laminated glass walls constructed as required by Section 404.5 [Exception 2] except as noted in Item 7 below. (404.5)

(7) Allow up to three levels of the building to be open to the atrium without the separation required by Item 6. (404.5, Exception 3])

Only limited portions of the First Floor of the building will be open to the atrium. Most spaces will be separated from the atrium spaces by glass walls protected by closely spaced sprinklers.

(8) Provide automatic smoke detectors within and at the perimeter of the atrium and on the ceilings of spaces not separated from the atrium (404.6).

The extent of coverage by smoke detectors is not explicitly stated in the code. Coverage should be provided in the area immediately surrounding the atrium and all corridors which are open to the atrium. The specific extent of coverage should be determined in discussions with the authorities having jurisdiction.

(9) Arrange automatic smoke detectors within the atrium space to sound fire alarms upon activation of any two or more of the detectors. (Not required)

No explicit requirement that two or more smoke detectors be required to operate before fire alarms are sounded is found in the current edition of the code. However, that means of operation is one reasonable approach to limiting the effect of false alarms from smoke detectors. (Such a requirement did appear in previous editions of the NBC.) Other technical approaches to limiting the false alarm problem are available such as addressable detectors and alarm confirmation circuits. The specific arrangement of the detection system in this facility should be determined in discussions with the authorities having jurisdiction.

(10) Activate the fire alarm system using signals from sprinkler system waterflow detectors and manual pull stations. (406.6 and 917.7,1)

(11) Utilize a voice or non-voice alarm system which complies with the detailed provisions of Section 917.9. (404.6)

(12) Limit the distance of exit access travel within the atrium on other than the lowest levels of the building to not more than 150 ft. (404.7)

                      EXHIBIT G: ENVIRONMENTAL RESTRICTIONS

1. Grant of Environmental Restrictions and Easements dated as of August 9, 1998 from the United States of America acting by and through the Secretary of the Army as Grantor to the Massachusetts Department of Environment Protection as Grantee, recorded with the Middlesex South District Registry of Deeds in Book 28978, Page 549, as amended by a First Amendment to Grant of Environmental Restrictions and Easements dated February 9, 1999 recorded with said Deeds in Book 29779, Page 359, a Second Amendment to Grant of Environmental Restrictions and Easement recorded with said Deeds in Book 30066, Page 116, a Partial Release of Grant of Environmental Restrictions and Easement recorded with said Deeds in Book 30278, Page 511, a Third Amendment to Grant of Environmental Restriction and Easement recorded with said Deeds in Book 30278, Page 513, and a Fourth Amendment to Grant of Environmental Restriction and Easement recorded with said Deeds in Book 31682, Page 99 (the "Grant of Environmental Restriction").

2. Notices of Activity and Use Limitation under M.G.L. c.21E recorded with said Deeds in Book 28959, Page 92 (the "Well C-2 Area AUL").

3. Notice of Activity and Use Limitation under M.G.L. c.21E recorded with said Deeds in Book 29766, Page 17.

4. Notice of Activity and Use Limitation under M.G.L. c. 21E recorded with said Deeds in Book 28959, Page 190, as amended by a First Amendment recorded with said Deeds in Book 30801, Page 319 (the "Building 60/227 Area").

5. Quitclaim Deed dated as of August 20, 1998 from United States of America acting by and through the Secretary of the Army to the Watertown Arsenal Development Corporation, recorded with the Middlesex South District Registry of Deeds in Book 29012, Page 240 (the "Army Deed").

6. Plan entitled "Army Materials Technology Laboratory, Watertown, Massachusetts, Center Wing of Building 313 Area and Portion of Southerly Wing of Building 313 Area," dated June 2, 1999, as revised on June 3, 1999, prepared by Dunn McKenzie, Inc., recorded as Plan No. 614.

7. Finding of Suitability to Transfer dated July 30, 1998, prepared for the United States Department of the Army by the United States Army Corps of Engineer.

      INCLUDING ANY AND ALL AMENDMENTS OR MODIFICATIONS TO THE FOREGOING INSTRUMENTS.

                       EXHIBIT H: CLEANING SPECIFICATIONS

                               TASK SPECIFICATIONS

LOBBIES & COMMON AREAS
DAILY:

- Empty all waste receptacles and replace liners (to be supplied by Customer).

- Remove dust from all furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations using chemically treated cloths.

-     Completely wipe all furniture.

- Spot clean doors and walls especially around door-frames and light switches.

-     Completely wash all glass.

-     Clean and polish all elevator doors, walls, etc.

-     Thoroughly vacuum all carpeting including edges.

-     Thoroughly sweep and damp mop all hard surface. floors..

-     Spot clean all carpeting.

WEEKLY:

- Spray-buff or hi-speed burnish all hard surface floors (three times per week).

-     Vacuum all upholstered furniture.

-     Render all dusting of accessible surfaces not reached by daily cleaning.

-     Clean and polish elevator tracks.

MONTHLY:

-     Dust or vacuum all ceiling vents.

TWICE PER YEAR:

-     Strip and refinish all hard surface floors. As Necessary:

AS NECESSARY:

-     Shampoo all carpeting using a rotary and extraction method.

GENERAL OFFICE AREAS

DAILY:

- Empty all waste receptacles and replace liners (to be supplied by Customer).

- Empty all recyclable materials, if any, and dispose of in designated recycling containers.

-     Remove dust from all furniture, window ledges, radiators, etc.

- Spot clean all doors and walls especially around door-frames and light switches.

-     Spot clean all glass doors, partitions and glass walls that may exist.

-     Thoroughly vacuum all carpeting.

-     Thoroughly sweep and damp mop all hard surface floors.

WEEKLY:

- Completely wash all glass doors, partitions and glass walls that may exist.

-     Vacuum or wipe clean conference room chairs.

-     Spray-buff or hi-speed burnish all hard surface floors (Tuesdays &
      Thursdays).

MONTHLY:

-     Render all dusting of accessible surfaces not reached by daily cleaning.

QUARTERLY:

-     Dust all ceiling vents.

TWICE PER YEAR:

-     Strip and refinish all hard surface floors.

KITCHENETTES

DAILY:

-     Pull all trash and replace liners (to be supplied by Customer).

- Remove dust from all furniture, window ledges, radiators, coat racks, artificial plants, paintings and other wall decorations.

-     Thoroughly wipe down all tables, and chairs.

-     Wipe down all trash containers.

-     Spot clean doors and walls especially around and behind trash receptacles.

-     Thoroughly vacuum all carpeting.

-     Spot clean all carpeting.

-     Thoroughly dry-mop and damp mop all hard surface floors.

WEEKLY:

-     Spray-Buff or hi-speed burnish all hard surface floors.

QUARTERLY

-     Vacuum all ceiling vents.

TWICE PER YEAR

-     Thoroughly scrub, seal and wax all hard surface floors.

                     EXHIBIT I: BASE BUILDING SPECIFICATIONS

              EXHIBIT I-1: BUILDING 97 BASE BUILDING SPECIFICATIONS

                          BASE BUILDING SPECIFICATIONS

HVAC System - There is one 20-ton Trane air handler dedicated to this space with it's own thermostat.

Plumbing - Each floor contains two-finished common area Men and Women's handicapped bathroom. Each floor also contains a drinking fountain.

Sprinkler System - The building is 100% protected by a wet fire protection sprinkler system.

Electrical System - The building contains a 1,600A, 480V 3-phase 4-wire service that is currently metered by only one meter.

Fire Alarm - The building contains a fully addressable system through out.

Telecommunications and Data capabilities include RCN Fiber 288count, Verizon connections & Video/Broadband in the building.

A common area directory will be installed in the first and second floors of the building.

             EXHIBIT I-2: BUILDING 311 BASE BUILDING SPECIFICATIONS

                                     EXHIBIT

                 311 ARSENAL STREET - BASE BUILDING DESCRIPTION

311 Arsenal Street (the "Building"), contains 366,112 square feet of rentable floor divided into two symmetrical multi-level sections, Segment A and Segment B, centered on a full -height central atrium / circulation core. Each of the two sections contain two high-bay laboratory floors, totaling approximately 103,080 rentable square feet, adjacent to four levels of executive office / research laboratory areas totaling approximately 263,032 rentable square feet An enclosed six-level garage immediately adjacent to the Building provides 1,100 automobile parking spaces for tenants and visitors.

SITE DEVELOPMENT:

a. The perimeter of the 311 Arsenal Street building site is improved with concrete sidewalks, irrigated landscape areas and site lighting in keeping with its historic business environment.

b. Specimen trees, ground coverings directional signage, flags and banners complement the Building's primary street frontages along with its surface parking areas and the adjacent parking garage.

STRUCTURAL SYSTEM:

a. The Building was originally constructed in two separate sections, Segment A in 1942 and Segment B including the central atrium, in 1917. The entire Building was restored, renovated and modernized in 2000.

b. Building foundations are reinforced concrete spread footings and perimeter concrete foundation walls. The first floor is a concrete slab-on-grade. There is no basement in the Building.

c. All elevated floors in the Building, two in the high bay area and four in the office / laboratory area, are reinforced cast-in-place concrete on a metal deck flooring system spanning between structural steel beams and girders which frame into steel columns with moment-resisting frames at the floor levels to resist lateral loads.

d. Exposed steel trusses support the Building's pre-cast concrete and gypsum plank roof components, portions of which are structurally-reinforced to accommodate current Building and future tenant equipment supports. A portion of the roof area is provided with an enclosed penthouse to house Building and (as space allows) future tenant mechanical and electrical equipment installations.

e. Floor-to-floor elevations are 20'-0" in the two-level high-bay laboratory section of the building and 13'-4"on the four-level office / research floors. Live load carrying capacities of the elevated floors are rated at 100 pounds per square foot.

BUILDING EXTERIOR:

a. The building's exterior walls are constructed of solid brick masonry. Cast stone window-sills and steel window lintels surround original and replaced segmented window units which maintain the historic appearance and ambiance of the Building,

b. All original window units on the east and west Building elevations, at the corners and at the central entrances have been replaced with double-glazed, insulated glass units set in either the original steel encasement frames or in new aluminum frames.

c. Roofing consists of a single-ply Firestone EPDM membrane system directly-applied over rigid insulation atop gypsum and concrete roof deck materials.

LOADING DOCK:

a. The Building's interior enclosed Receiving area is equipped with a Mail Room, Supply Room and is immediately adjacent to an elevator unit serving all floors of the Building

ELEVATORS:

a. Eight electric-powered hydraulic elevators rated at 3,500 pound capacity / 150 feet per minute travel speed serve all sections of the Building.

INTERIOR FINISHES:

a. The main entrance lobby of the Building is directly accessible, at its north entrance, to a scheduled public transportation stop on Arsenal Street and, at its south entrance, to surface parking lots and the adjacent parking garage on Wooley Avenus. The lobby's dramatic four-story atrium serves as the central focus for the building's reception, circulation and vertical transportation systems. Lobby finishes center on exposed structural steel framing, industrial cranes, full-height steel-framed windows and lighting reminiscent of the Building's historic heavy industrial use, accented with modem cork wall coverings and interior glass curtain walls at the tenant spaces.

b. Acoustical ceilings at toilet rooms and other building shell & core areas are 2' x 2' x 5/8" acoustical ceiling tile (moisture-resistant where applicable), similar to Armstrong Designer Series, set in 15/16" exposed metal grid

c. Interior wall partitions are 5/8" gypsum wallboard on 35/8" metal studs (fire rating per Code); toilet rooms and core area mechanical shaft ways and rooms are insulated full-height partitions (slab-to-slab). Interior surfaces of building core walls to be 5/8" gypsum wallboard taped, spackled and ready to receive tenant's application of interior wall-covering materials.

d. Elevator lobby areas are finished with carpet and vinyl base. Concrete floors in Tenant fit-up areas are clean and ready to receive Tenant carpeting materials.

e. Toilet Rooms/Locker Rooms: Ceramic tile is installed on floors and wet walls of toilet rooms. Lavatory counters are plastic laminate surfacing with under-slung. bowls and full-height frame-less wall mirrors above the counters. Metal toilet enclosures are ceiling mounted with baked enamel finishes. Installation of Toilet and Locker Room accessories comply with requirements of the Massachusetts Architectural Access Board and ADA recommendations.

SPECIALTIES AND EQUIPMENT:

a. A uniform Building graphics system, consisting of interior core area signage and a building directory is provided.

HEATING, VENTILATING & AIR CONDITIONING:

A.    BASE BUILDING SYSTEMS

      1. Heating System. The Building's heating system consists of two 250 horsepower and one 100 horsepower gas-fired water-tube boilers located in the Building's first floor Mechanical Room #3 The 100 horsepower boiler is intended as a backup for cool summer days that may require heat. The boilers are designed to deliver 190 degree (F) hot water with 20 degree (F) temperature differential and have an overall capacity of 55 BTH available heating per rentable square foot for the Building's 366,112 rsf area. The boilers provide hot water to perimeter heating units and to constant-volume and variable-volume terminal box reheat coils located throughout the Building. The heating system is designed to maintain the interior temperature of the Building at 72 degrees (F) with an outdoor design temperature of 0 degrees (F

      2. Cooling System. The Building's cooling system consists of two 775 ton and one 250 ton electric-fired centrifugal chillers located in the Building's first floor Mechanical Room #3. The 250 ton chiller is intended as a backup for warm winter days that may require mechanical cooling: Three 600 ton cooling towers, one of which is outfitted for winter operation with the 250 ton chiller, are located within a screened enclosure on the roof of the Building, Chilled water is pumped to air handling units located on the Building's first, second and third floors. The cooling system is designed to maintain the interior temperature of the Building at 75 degrees (F) / 50% relative humidity with outdoor design conditions of 88 degrees (F) dry bulb / 74 degrees (F) wet bulb.

      3. Supply Air System. Sixteen air handling units, totaling 487,000 cubic feet per minute, located in mechanical rooms on the first, second and third floors of the Building, provide an average airflow rate, varying throughout the Building, of 1.3 cubic feet per minute per rentable square foot for the Building's 366,112 rsf area. Each air handling units is sized for 10% outdoor air with 2" thick 30% efficient pleated air filters and incorporates an economizer cycle to provide free cooling air during fall, winter and spring months. The system's outdoor air capacity is in compliance with the Massachusetts State Building Code for office occupancy of one person per 143 rentable square feet Tenant requirements in excess of this occupancy and zone control within tenant areas can be provided by supplemental tenant-installed ventilation equipment.

      4. Exhaust Systems. The Building contains two exhaust systems, one for the Building toilet rooms and one for the central atrium's emergency smoke exhaust system. The toilet rooms' makeup air is provided by adjacent tenant supply air distribution systems The atrium wings to the east and west of the central atrium enclosure receive makeup air during emergency conditions from adjacent tenant areas via transfer grilles connecting tenant ceiling plenums to the atrium spaces.

      5. HVAC Control Systems. HVAC systems within the Building are controlled by a distributed direct digital control system manufactured by the Johnson Control Company and equipped with adequate add-on capacity for tenant controls to ensure that a single, Building-wide environmental control system can be monitored, supervised and maintained by the Landlord.

B.    TENANT OPTIONS

      1. The Building's HVAC system is designed and constructed in anticipation of office occupancy loads. However the capacity of the cooling and heating systems and a portion of the air handling system have the capability to support a limited amount of more-intense heating and cooling requirements, including laboratory occupancies.

      2. Landlord's engineers estimate that the Building's existing heating and cooling systems (boiler and chiller equipment) have the capacity to support up to 100,000 rentable square feet of laboratory uses. Additional heating and cooling units, as may be required to support tenant laboratory occupancies in excess of 100,000 rsf, can be installed as-needed within, and adjacent to, existing first floor mechanical rooms or on the Building roof.

      3. Should a tenant have need for increased quantities of supply or exhaust air, tenant can install additional 100% outside air handling units within its premises and additional exhaust fans on the Building roof. Vertical shaft space for supplemental tenant supply or exhaust risers are subject to Landlord approval and other tenant spaces through which the shafts would be routed.

PLUMBING:

A.    BASE BUILDING SYSTEMS

      1. Domestic Cold Water System. A 75 psig, 6" diameter water service main enters the west end of the Building at the Fire Pump Room where it passes through a water meter and backflow preventer. From this point, the domestic water distribution piping extends across the Building to the Building's toilet room risers, the main mechanical room and the exterior wall hydrants. The Building's plumbing fixtures are water saving type in compliance with the Massachusetts State Building Code water conservation guidelines.

      2. Domestic Hot Water System. 6 KW electric point-of-use hot water heaters, rated at 30 gallons per hour, are located above the ceilings of each Building toilet room and janitor closet. Toilet Room fixturing is sized for one person per 175 sq ft of occupied area (50% men / 50% women).

      3. Sanitary Drainage. Multiple 4" and 6" diameter sanitary sewer drains extend from the Building's toilet and mechanical rooms through ten house drains traversing the Building, at equidistant points north-to-south, to connection points at the Town's municipal sewer main in Wooley Avenue. Each sanitary house drain is equipped to provide access points for future tenant connections.

      4. Storm Water Drainage. Roof areas are drained via exterior and interior rainwater conductors to ground level storm drainage collection mains.

      5. Natural Gas. A 4-inch diameter natural gas service line enters Mechanical Room #3 to serve the Building's hot water boiler equipment with an 8-inch capped tee for future connection to tenant standby generator needs (Tenant to make separate installation and metering / payment arrangements with KeySpan Gas Company).

B.    TENANT OPTIONS

      1. The Building's plumbing system is designed for office occupancy. However a tenant has the opportunity to install supplementary systems for its special occupancy needs, including research laboratories. Hot water generating systems for laboratories or kitchens, vacuum, gas, pure water, non-potable water, and laboratory waste collection, treatment and ph-monitoring systems can be installed in the Building at tenant cost with landlord approval.

FIRE PROTECTION:

A.    BASE BUILDING SYSTEMS

      1. A combined fire standpipe and wet-type sprinkler system protects the entire Building which is divided into three fire suppression zones, west, central and east. Each zone includes a 6" diameter cross main originating from its zone valve in the Fire Pump Room; A common 4" diameter Fire Department connection cross main runs the length of the Building from Fire Department siamese connection points at the east and west ends of the Building.

      2. An 8" diameter water main, with a 75 psi residual pressure, enters the Fire Pump Room at the west end of the Building. There, a 100 horsepower electric-drive fire pump with jockey pump and :test manifold, boosts the water pressure in the Building to firefighting requirements. The system is hydraulically-designed to deliver 350 gallons per minute with a 70 psig residual pressure at the ground-level base of each interior standpipe.

      3. The Building's sprinkler systems are sized in accordance with NFPA # 13, using Ordinary Hazard densities of 0.20 gallons per minute over 1,500 square feet in storage areas and Light Hazard densities of 0.10 gallons per minute over 1,500 square feet in office areas.

B.    TENANT OPTIONS

      1. The Building sprinkler system may be modified by a tenant to suit its particular occupancy needs and hazard levels within the capability of the Building's fire pump and piping systems. These modifications, taken after receipt of approval of the Building owner and insurance underwriter, may include changes in type, or re-locations, of sprinkler heads, changes in density of coverage (e.g laboratory occupancies may require increasing sprinkler density to Ordinary Hazard Group 1) and the like.

ELECTRICAL:

A.    BASE BUILDING SYSTEMS

      1. The Building is serviced by three (two 3,000 amp; one 4,000 amp) 480 volt, 3 phase, 4 wire incoming electric services from three separate NStar-provided pad-mounted transformers.

      2. The Building's main electric switchboards, located in the first floor Electric Room, provide 18.1 volt-amperes per square foot of Building area at a rating of 50% of the main switchboard disconnect.

      3. Separate east and west services, each rated at 3,000 amps, feed into two 1,000 amp buss duct risers to the fourth floor for both Building needs and future tenant connections. These four risers provide an average 8 watts available electric power per rentable square foot for the Building's 366,112 rsf area. Electric closets are located on each floor for tenant distribution panels and step-down transformers. Monthly NStar utility bills for electric consumption within the Building will be allocated to tenants via consumption check meters installed by Landlord.

      4. Additional power, as may be needed for higher density tenant requirements, may be distributed by tenants from the Building's main switchboards on a case-by-case basis as available.

                     EXHIBIT J - EXISTING LEASE OBLIGATIONS

As used herein, the following terms have the following meanings:

Conditions Precedent:        Landlord's obligations under this Exhibit J
                             are subject to satisfaction at all times of the following conditions precedent:

                             1.    There is no Event of Default under the Lease;

                             2. Tenant is in compliance with the terms of this Lease;

                             3. Tenant is in compliance with the terms and conditions of the Existing Leases; and

                             4.    Landlord has received the Estoppel
                                   Certificates.

                             Landlord, at its option, may waive any of the Conditions Precedent listed above.

Main Street Landlord:        Skorz/Waltham, LLC

Main Street Lease:           Sublease between Syncra Systems, Inc., as
                             sublessor, and Tenant, as sublessee, dated April
                             9, 2003 (the "Sublease") for space in the building located at 716 Main Street, Waltham, Massachusetts, as amended by an Amendment and Assumption of Sublease with an effective date of May 1, 2004 (the
                             "Assumption"), between Main Street Landlord and
                             Tenant, pursuant to which the Sublease became a direct lease.

Main Street Rent:            All Base Rent, Electricity Rent, and Additional
                             Rent as set forth in Sections 4 and 5 of the Sublease, and as amended by the Assumption, to be paid by or on behalf of Tenant for the period from March 1, 2005 through November 30, 2005.

Main Street Termination:     Tenant's right to terminate the Main Street Lease
                             by delivery of notice to Main Street Landlord on September 2, 2005.

Moody Street Landlord:       One Moody Realty, LLC.

Moody Street Lease:          Amendment and Restatement of Lease dated as .of
                             February 1, 2000 between Moody Street Landlord and
                             Tenant for space in the building located at One
                             Moody Street, Waltham, Massachusetts, as amended by a First Amendment to Lease dated October 31,
                             2000 and a Second Amendment to Lease dated February
                             22, 2002.

Moody Street Rent:           All Annual Fixed Rent (as defined in the Moody
                             Street Lease),

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                             and the additional rent under Sections 2.6, 2.7, and 2.8 of the Moody Street Lease to be paid by or on behalf of Tenant for the period from March 1, 2005 through the expiration date of the Moody Street Lease.

EL Modifications:            See Section 5.

Estoppel Certificates:       Estoppel Certificates on the forms attached hereto
                             as Schedule B executed by Tenant, Main Street
                             Landlord and Moody Street Landlord.

Existing Landlords:          Collectively, the Main Street Landlord, and the
                             Moody Street Landlord.

Existing Leases:             Collectively, the Main Street Lease, and the
                             Moody Street Lease.

Existing Lease Additional    See Section 2 below.
Rent:

Existing Rents:              Collectively, the Main Street Rent, and the Moody
                             Street Rent.

Existing Rent Schedule:      The schedule attached hereto as Schedule A setting
                             forth the Existing Rents (but not including an estimate of any additional rent).

Landlord's Rent              See Section 1 below.
Contribution

Landlord's Main Street       $ * (or * % of $ * ).
Rent Share:

Tenant's Main Street         An amount equal to the Main Street Rent minus
Rent Share:                  Landlord's Main Street Rent Share.

Landlord's Moody Street      $ * (or * % of $ * ).
Rent Share:

Tenant's Moody Street        An amount equal to the Moody Street Rent minus
Rent Share:                  Landlord's Moody Street Rent Share

Tenant's Maximum             With respect to either the Main Street or the
Rent Share:                  Moody Street Lease, the amount that Tenant would
                             pay to Landlord if the Existing Lease Additional
                             Rent was in an amount equal to Tenant's Moody
                             Street Rent Share or Tenant's Main Street Rent
                             Share, as the case may be, the interest rate was *%
                             , and Tenant made equal monthly installments of Existing Lease Additional Rent and interest sufficient to fully amortize the Existing Lease
                             Additional Rent over the period beginning on the First Payment

                             Date and ending on the Maturity Date
                             (as defined in Section 2 below). An estimate of Tenant's Maximum Rent Share for both the Main Street Lease and the Moody Street Lease (but not including an estimate of any additional rent) is set forth on Schedule A.

      1. REIMBURSEMENT FOR RENTS. As an inducement for Tenant to faithfully perform its obligations under the Lease, and subject to the terms and conditions set forth herein, and to Landlord's determination that the Conditions Precedent are satisfied, Landlord shall, commencing on March 1, 2005, pay the Existing Rents directly to the Main Street Landlord and the Moody Street Landlord, respectively, and in accordance with the terms of the Existing Leases ("Landlord's Rent Contribution"). If Landlord at any time determines that the Conditions Precedent are not satisfied, and as a result Landlord does not make an Existing Rent payment (a "Missed Payment"), and if Landlord later determines that Tenant has satisfied such Conditions Precedent, Landlord will pay to the applicable Existing Landlord the Missed Payment, or in the event Tenant has paid the Missed Payment directly to such Existing Landlord, Landlord will reimburse Tenant for the Missed Payment as Landlord's Rent Contribution.

      2. EXISTING LEASE ADDITIONAL RENT., Any amounts paid by Landlord as (i) Landlord's Rent Contribution to the Main Street Landlord in excess of Landlord's Main Street Rent Share; and (ii) Landlord's Rent Contribution to the Moody Street Landlord in excess of Landlord's Moody Street Rent Share, shall constitute Additional Rent payable by Tenant to Landlord as set forth herein (the "Existing Lease Additional Rent"). The following terms as used herein shall have the following meanings:

      Interest Rate:  8% per annum, compounded monthly.
      Maturity Date:  The date that is ten years after the Rent Commencement
      Date.
      Payments: Tenant shall pay to Landlord monthly payments of Existing Lease Additional Rent and interest at the Interest Rate beginning on January 1, 2006 ("First Payment Date"), sufficient to fully amortize the aggregate of all Existing Lease Additional Rent on the Maturity Date. Existing Lease Additional Rent payments shall be made on Rent Payment Dates.

      The "Existing Lease Additional Rent Start Date" shall mean the date that any Landlord's Rent Contribution first constitutes Existing Lease Additional Rent pursuant to the foregoing, or at the time Landlord makes any Termination Payment pursuant to Section 5. Landlord will deliver notice to Tenant of the Existing Lease Additional Rent Start Date. Existing Lease Additional Rent will accrue interest at the Interest Rate as of the Existing Lease Additional Rent Start Date, and all interest accrued on Existing Lease Additional Rent for the period from the Existing Lease Additional Rent Start Date until the First Payment Date shall be added to Existing Lease Additional Rent. Prior to the First Payment Date, and each month during the Initial Lease Term thereafter, Landlord will send to Tenant an invoice indicating the outstanding amount of Existing Lease Additional Rent, and the payment due Landlord thereunder, provided, however, that Landlord will make any necessary reduction in the monthly payments so that the scheduled payments will not result in Tenant repaying more than Tenant's Maximum Rent Share. If Existing Lease Additional Rent payments will be constant over the balance of the Initial Lease Term, Landlord will not provide Tenant with a monthly statement, and Tenant shall pay such constant amount on Rent Payments Dates. All payments of Existing Lease Additional Rent shall constitute Additional Rent under the Lease. The occurrence of an Event of Default under the Lease shall automatically entitle Landlord to accelerate the remaining payments of Existing Lease Additional Rent, and any default in any payment of Existing Lease Additional Rent shall cause an Event of Default under the Lease. In the event of any termination of this Lease, the aggregate outstanding amount of Existing Lease Additional Rent, plus all unpaid interest earned thereon shall become automatically due and payable as of the date of such termination. Tenant may at any time pay to Landlord the outstanding balance of Existing Lease Additional Rent together with all unpaid interest earned thereon.

      3. MAIN STREET TERMINATION. Tenant shall exercise the Main Street Termination on September 2, 2005, and shall provide Landlord with a copy of the notice of termination no later than August 15, 2005, for review by Landlord. Landlord's obligation to pay Landlord's Rent Contribution with respect to the Main Street Lease shall terminate on December 1, 2005.

      4. EVENTS OF DEFAULT. In addition to the terms set forth in Section 2 above, if an Event of Default occurs (i) Landlord's obligation to provide Landlord's Rent Contribution shall, at Landlord's option, cease as of the date of the occurrence of such Event of Default, and (ii) if Landlord exercises its right to terminate this Lease in accordance with the provisions of Section 6.1.1 of the Lease, Landlord shall be entitled recover from Tenant, in addition to the other amounts set forth in Article 6, the entire amount of Landlord's Rent Contribution paid by Landlord, as reduced by the aggregate of Existing Lease Additional Rent paid by Tenant, and all unpaid interest earned on Existing Lease Additional Rent, immediately on delivery of written notice to Tenant requesting the same. Tenant shall not be entitled to any credit or reduction in the amount recoverable by Landlord pursuant to this Section 4 based upon amounts collected by Landlord as either Fixed Damages or from reletting the Premises after an Event of Default.

      5. MODIFICATIONS TO EXISTING LEASES. Landlord and Tenant shall work together to obtain mutually agreeable (i) early termination agreements for the Existing Leases with the Existing Landlords ("EL Terminations"), or (ii) subleases for all or portions of the Existing Lease space ("EL Subleases"). Tenant agrees to execute any documents necessary to effect any EL Terminations or EL Subleases, and if Tenant fails to execute any such documents, and such failure continues for ten days after receipt of notice from Landlord, it shall constitute an Event of Default under this Lease. In the event of an EL Termination, Landlord agrees to make any termination payment required by an EL Termination (a "Termination Payment") provided Landlord determines the Conditions Precedent are satisfied. Any Termination Payment paid by Landlord shall be allocated as follows: (i) if the Termination Payment exceeds Tenant's Main Street Rent Share or Tenant's Moody Street Rent Share, as applicable, the portion of the Termination Payment in excess of such applicable Tenant's Main Street Rent Share or Tenant's Moody Street Rent Share, as applicable, shall constitute Landlord's Main Street Rent Share or Landlord's Moody Street Rent Share, as applicable, and the balance of the Termination Payment shall constitute Existing Lease Additional Rent payable in accordance with Section 2; and (ii) if the Termination Payment is equal to or less than Tenant's Main Street Rent Share or Tenant's Moody Street Rent Share, as applicable, the Termination Payment shall constitute Existing Lease Additional Rent payable in accordance with Section 2. For the purpose of the foregoing allocation of the Termination Payment, if at the time of the allocation, the Main Street Landlord or the Moody Street Landlord, as applicable, has (i) not charged Tenant for additional rent, then

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




the calculation of Tenant's Main Street Rent Share or Tenant's Moody Street Rent Share, as applicable shall not include any estimated payments of additional rent; or (ii) charged Tenant for additional rent, then the calculation of Tenant's Main Street Rent Share or Tenant's Moody Street Rent Share, as applicable, shall include an estimate of additional rent payments over the remaining term of the Existing Lease, such estimate to be based on the then current charges for additional rent under the Existing Lease. All sublease payments under any EL Sublease shall be paid,, directly to Landlord, and shall be applied first to reduce Landlord's Main Street Rent Share and Landlord's Moody Street Rent Share, as applicable, and the balance will be applied to reduce Tenant's Main Street Rent Share and Tenant's Moody Street Rent Share, as applicable. For example, if an EL Sublease for the Moody Street Lease results in sublease payments made to Landlord of $ * , Landlord would first apply the $ * against Landlord's Moody Street Rent Share of $ * , and the remaining $ * would be applied to reduce Tenant's Moody Street Rent Share.

      6. ESTOPPEL/INDEMNIFICATION.

      Section 6.1. Estoppel. On or before the Rent Commencement Date, Tenant shall deliver to Landlord the Estoppel Certificates. If an Existing Landlord refuses to sign an Estoppel Certificate, Landlord agrees to accept in lieu thereof an Estoppel Certificate signed by Tenant.

      Section 6.2. Indemnification. Except for Landlord's obligation to pay Landlord's Rent Contribution in accordance with Section 1 above, (i) Landlord shall have no obligations or liability under the Existing Leases, and nothing herein shall be deemed to constitute an assumption by Landlord of any of Tenant's obligations under the Existing Leases; and (ii) Tenant shall remain liable for all of its obligations under the Existing Leases. Tenant shall indemnify, defend with counsel acceptable to Landlord, and hold Landlord harmless from and against any and all claims, liabilities, causes of action, suits, investigations, losses, damages, and obligations whatsoever, whether direct or indirect, foreseen or unforeseen, arising under, pursuant to, or in connection with the Existing Leases.

      7. LANDLORD DEFAULT. If Landlord defaults in its agreement to pay any payment of Landlord's Rent Contribution or, any Termination Payment that Landlord is obligated to pay hereunder, and such default continues for ten business days after Landlord's receipt of notice from Tenant setting forth such default, then Tenant may, after the expiration of the ten business day period, pay to the applicable Existing Landlord the overdue payment of Landlord's Rent Contribution or the Termination Payment, as the case may be, and then set-off against its next payment of Basic Rent due under this Lease, the amount that Tenant has so paid to the Existing Landlord (the "Set-off Amount"). Any Set-off Amount shall then constitute a Landlord's Rent Contribution or Termination Payment, as the case may be, and shall be characterized in the same manner set forth in paragraphs 2 and 5 above.

                                   SCHEDULE A
                           SCHEDULE OF EXISTING RENTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                           THE ARSENAL ON THE CHARLES
 PROJECTED ATHENAHEALTH - WALTHAM RENT BUYOUT and RENT FROM LANDLORD - 10/7/04

                               MAR. 05     APR. 05      MAY 05  JUNE 05    JULY 05      AUG. 05
                              ---------   ---------   --------- -------    -------     ---------
716 MAIN STREET
Rent Commencing 3/1/05 and
 Ending 11/30/05
Basic Rent with early
 termination
 as of 11/30/05                      *           *           *       *          *             *

ONE MOODY STREET
Rent Commencing 3/1/05
 and Ending 11/30/05
Basic Rent                           *           *           *       *          *             *

TOTAL BASIC RENT OBLIGATION          *           *           *       *          *             *

PAYMENT SCHEDULE
$ *  Buyout

716 MAIN STREET
Basic Rent                           *           *           *       *

ONE MOODY STREET
Basic Rent                           *           *           *       *          *             *

LANDLORD RENT SHARE TO A
TOTAL OF $ *                         *           *           *       *          *             *

REMAINING RENT PAYMENTS
 AFTER $ *  RENT
 SHARE OBLIGATION:
Payout                               *           *           *       *          *             *

CUMULATIVE LOAN PAYOUT
 TO 12/31/05                         *           *           *       *          *             *

NO. OF PERIODS REMAINING
 IN LEASE TERM                       *           *           *       *          *             *

MONTHLY AMORTIZATION TO
 END OF WALTHAM LEASE                                                *          *             *

8% INTEREST ON PRIOR MONTHS
 LOAN BALANCE THROUGH
 6/30/07 (ACCRUED AND
 ADDED TO LOAN UP TO
 12/31/05                                                            *          *             *

TOTAL MONTHLY AMORTIZATION
 AND INTEREST PAYMENTS
 DUE FROM TENANT
 COMMENCING 1/1/05


BALANCE OF LOAN AFTER
 PRIOR MOS. AMORTIZATION
 PLUS ADDITIONAL LANDLORD
 RENT SHARE AND PLUS
 ACCRUED INTEREST TO
 12/31/05                                                            *          *             *

ESTIMATED MONTHLY LOAN
 AMORTIZATION 7/1/07-
 6/1/15 (P&I)

ESTIMATED INTEREST ON
 FIXED LOAN COMMENCING
 7/1/07

TOTAL ESTIMATED COST TO
TENANT

                                SEPT. 05     OCT. 05     NOV. 05     DEC. 05    JAN. 06
                               ---------   ---------   ---------   ---------   --------
716 MAIN STREET
Rent Commencing 3/1/05 and
 Ending 11/30/05
Basic Rent with early
 termination
 as of 11/30/05                       *           *           *           *          *

ONE MOODY STREET
Rent Commencing 3/1/05
 and Ending 11/30/05
Basic Rent                            *           *           *           *          *

TOTAL BASIC RENT OBLIGATION           *           *           *           *          *

PAYMENT SCHEDULE
$ *  Buyout

716 MAIN STREET
Basic Rent

ONE MOODY STREET
Basic Rent                            *           *           *           *          *

LANDLORD RENT SHARE TO A
TOTAL OF $ *                          *           *           *           *          *

REMAINING RENT PAYMENTS
 AFTER $ *  RENT
 SHARE OBLIGATION:
Payout                                *           *           *           *          *

CUMULATIVE LOAN PAYOUT
 TO 12/31/05                          *           *           *           *          *

NO. OF PERIODS REMAINING
 IN LEASE TERM                        *           *           *           *          *

MONTHLY AMORTIZATION TO
 END OF WALTHAM LEASE                 *           *           *           *          *

8% INTEREST ON PRIOR MONTHS
 LOAN BALANCE THROUGH
 6/30/07 (ACCRUED AND
 ADDED TO LOAN UP TO
 12/31/05                              *           *           *           *           *

TOTAL MONTHLY AMORTIZATION
 AND INTEREST PAYMENTS
 DUE FROM TENANT
 COMMENCING 1/1/05                     *           *           *           *           *

BALANCE OF LOAN AFTER
 PRIOR MOS. AMORTIZATION
 PLUS ADDITIONAL LANDLORD
 RENT SHARE AND PLUS
 ACCRUED INTEREST TO
 12/31/05                              *           *           *           *           *

ESTIMATED MONTHLY LOAN
 AMORTIZATION 7/1/07-
 6/1/15 (P&I)

ESTIMATED INTEREST ON
 FIXED LOAN COMMENCING
 7/1/07

TOTAL ESTIMATED COST TO
 TENANT

                                     1 of 3

          Confidential Material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                           THE ARSENAL ON THE CHARLES
  PROJECTED ATHENAHEALTH - WALTHAM RENT BUYOUT and RENT FROM LANDLORD - 10/7/04

                                                                           Feb. 06     Mar. 06     Apr. 06     May 06      June 06
716 MAIN STREET
Rent Commencing 3/1/05 and Ending 11/30/05                                     *          *           *          *            *
Basic Rent with early termination as of 11/30/05

ONE MOODY STREET
Rent Commencing 3/1/05 and Ending 11/30/05
Basic Rent                                                                     *          *           *          *            *

TOTAL BASIC RENT OBLIGATION                                                    *          *           *          *            *

PAYMENT SCHEDULE
$* Buyout

716 MAIN STREET
Basic Rent

ONE MOODY STREET
Basic Rent                                                                     *          *           *

LANDLORD RENT SHARE TO A TOTAL OF $*                                           *          *           *          *            *

REMAINING RENT PAYMENTS AFTER $* RENT SHARE
OBLIGATION:
Payout                                                                         *          *           *          *            *

CUMULATIVE LOAN PAYOUT TO 12/31/05                                             *          *           *

NO. OF PERIODS REMAINING IN LEASE TERM                                         *          *           *          *            *

MONTHLY AMORTIZATION TO END OF WALTHAM LEASE                                   *          *           *          *            *

8% INTEREST ON PRIOR MONTHS LOAN BALANCE THROUGH 6/30/07
(ACCRUED AND ADDED TO LOAN UP TO 12/31/05                                      *          *           *          *            *

TOTAL MONTHLY AMORTIZATION AND INTEREST PAYMENTS DUE FROM
TENANT COMMENCING 1/1/05                                                       *          *           *          *            *

BALANCE OF LOAN AFTER PRIOR MOS. AMORTIZATION PLUS
ADDITIONAL LANDLORD RENT SHARE AND PLUS ACCRUED INTEREST TO
12/31/05                                                                       *          *           *          *            *

ESTIMATED MONTHLY LOAN AMORTIZATION 7/1/07-6/1/15 (P&I)

ESTIMATED INTEREST ON FIXED LOAN COMMENCING 7/1/07

TOTAL ESTIMATED COST TO TENANT

                                                                           July 06     Aug 06     Sept. 06     Oct. 06     Nov. 06
716 MAIN STREET
Rent Commencing 3/1/05 and Ending 11/30/05                                *          *           *          *            *
Basic Rent with early termination as of 11/30/05

ONE MOODY STREET
Rent Commencing 3/1/05 and Ending 11/30/05
Basic Rent                                                                *          *           *          *            *

TOTAL BASIC RENT OBLIGATION                                               *          *           *          *            *

PAYMENT SCHEDULE
$* Buyout

716 MAIN STREET
Basic Rent

ONE MOODY STREET
Basic Rent

LANDLORD RENT SHARE TO A TOTAL OF $*                                      *          *           *          *            *

REMAINING RENT PAYMENTS AFTER $* RENT SHARE
OBLIGATION:
Payout                                                                    *          *           *          *            *

CUMULATIVE LOAN PAYOUT TO 12/31/05

NO. OF PERIODS REMAINING IN LEASE TERM                                    *          *           *          *            *

MONTHLY AMORTIZATION TO END OF WALTHAM LEASE                              *          *           *          *            *

8% INTEREST ON PRIOR MONTHS LOAN BALANCE THROUGH 6/30/07
(ACCRUED AND ADDED TO LOAN UP TO 12/31/05                                 *          *           *          *            *

TOTAL MONTHLY AMORTIZATION AND INTEREST PAYMENTS DUE FROM
TENANT COMMENCING 1/1/05                                                  *          *           *          *            *

BALANCE OF LOAN AFTER PRIOR MOS. AMORTIZATION PLUS
ADDITIONAL LANDLORD RENT SHARE AND PLUS ACCRUED INTEREST TO
12/31/05                                                                  *          *           *          *            *

ESTIMATED MONTHLY LOAN AMORTIZATION 7/1/07-6/1/15 (P&I)

ESTIMATED INTEREST ON FIXED LOAN COMMENCING 7/1/07

TOTAL ESTIMATED COST TO TENANT

          Confidential Material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                           THE ARSENAL ON THE CHARLES
  PROJECTED ATHENAHEALTH - WALTHAM RENT BUYOUT and RENT FROM LANDLORD - 10/7/04



                                                              DEC. 06     JAN. 06     FEB. 07     MAR. 07      APR. 07
716 MAIN STREET
Rent Commencing 3/1/05 and Ending 11/30/05                       *          *            *           *        *
Basic Rent with early termination as of 11/30/05

ONE MOODY STREET
Rent Commencing 3/1/05 and Ending 11/30/05
Basic Rent                                                       *          *            *           *        *

TOTAL BASIC RENT OBLIGATION                                      *          *            *           *        *

PAYMENT SCHEDULE
$* Buyout

716 MAIN STREET
Basic Rent

ONE MOODY STREET
Basic Rent

LANDLORD RENT SHARE TO A TOTAL OF $*                             *          *            *           *        *

REMAINING RENT PAYMENTS AFTER $* RENT SHARE
OBLIGATION:
Payout                                                           *          *            *           *        *

CUMULATIVE LOAN PAYOUT TO 12/31/05

NO. OF PERIODS REMAINING IN LEASE TERM                           *          *            *           *        *

MONTHLY AMORTIZATION TO END OF WALTHAM LEASE                     *          *            *           *        *

8% INTEREST ON PRIOR MONTHS LOAN BALANCE THROUGH 6/30/07
(ACCRUED AND ADDED TO LOAN UP TO 12/31/05                        *          *            *           *        *

TOTAL MONTHLY AMORTIZATION AND INTEREST PAYMENTS DUE FROM
TENANT COMMENCING 1/1/05                                         *          *            *           *        *

BALANCE OF LOAN AFTER PRIOR MOS. AMORTIZATION PLUS
ADDITIONAL LANDLORD RENT SHARE AND PLUS ACCRUED INTEREST
TO 12/31/05                                                      *          *            *           *        *

ESTIMATED MONTHLY LOAN AMORTIZATION 7/1/07-6/1/15 (P&I)

ESTIMATED INTEREST ON FIXED LOAN COMMENCING 7/1/07

TOTAL ESTIMATED COST TO TENANT

                                                                                                                        ESTIMATED
                                                                                                                       TOTAL COST
                                                                 MAY 07      JUNE 07       JULY 07         TOTAL        TO TENANT
716 MAIN STREET
Rent Commencing 3/1/05 and Ending 11/30/05                       *          *            *           *
Basic Rent with early termination as of 11/30/05

ONE MOODY STREET
Rent Commencing 3/1/05 and Ending 11/30/05
Basic Rent                                                       *          *            *           *

TOTAL BASIC RENT OBLIGATION                                      *          *            *           *

PAYMENT SCHEDULE
$* Buyout

716 MAIN STREET
Basic Rent                                                                                           *

ONE MOODY STREET
Basic Rent                                                                                           *

LANDLORD RENT SHARE TO A TOTAL OF $*                             *          *            *           *

REMAINING RENT PAYMENTS AFTER $* RENT SHARE
OBLIGATION:
Payout                                                           *          *            *           *        *

CUMULATIVE LOAN PAYOUT TO 12/31/05

NO. OF PERIODS REMAINING IN LEASE TERM                           *          *            *

MONTHLY AMORTIZATION TO END OF WALTHAM LEASE                     *          *                        *

8% INTEREST ON PRIOR MONTHS LOAN BALANCE THROUGH 6/30/07
(ACCRUED AND ADDED TO LOAN UP TO 12/31/05                        *          *                        *        *

TOTAL MONTHLY AMORTIZATION AND INTEREST PAYMENTS DUE FROM
TENANT COMMENCING 1/1/05                                         *          *

BALANCE OF LOAN AFTER PRIOR MOS. AMORTIZATION PLUS
ADDITIONAL LANDLORD RENT SHARE AND PLUS ACCRUED INTEREST
TO 12/31/05                                                      *          *            *

ESTIMATED MONTHLY LOAN AMORTIZATION 7/1/07-6/1/15 (P&I)                                  *

ESTIMATED INTEREST ON FIXED LOAN COMMENCING 7/1/07                                                            *

TOTAL ESTIMATED COST TO TENANT                                                                                *

                                   SCHEDULE B
                              ESTOPPEL CERTIFICATES

1.   Tenant--Main Street Lease and Moody Street Lease

2.   Main Street Landlord

3.   Moody Street Landlord

                           LEASE ESTOPPEL CERTIFICATE

      Pursuant to

      (A) that certain Sublease dated as of April 9, 2003, as affected by that certain letter agreement dated April 9, 2003, as further affected by that certain Assignment of Sublease dated as of March 16, 2004, and as further amended by that certain Amendment and Assumption of Sublease effective as of May 1, 2004 (collectively, the "Main Street Lease"), athenahealth, Inc., having a place of business at One Moody Street, Waltham, Massachusetts 02450 (the "Tenant") is leasing certain property as identified in the Main Street Lease which is a portion of the building located at 716 Main Street, Waltham, Massachusetts 02450 (the "Main Street Building") from Skorz/Waltham, LLC, with a place of business at c/o Karger Realty, Inc., 407 Squire Road, Revere, Massachusetts 02151 (the "Main Street Landlord"), and

      (B) that certain Amendment and Restatement of Lease dated as of February 1, 2000, as further amended by that certain First Amendment to Lease dated as of October 31, 2000, and as further amended by that certain Second Amendment to Lease dated as of February 22, 2002 (as so amended, the "Moody Street Lease"), Tenant is leasing certain property as identified in the Moody Street Lease which is a portion of the property located at One Moody Street, Waltham, Massachusetts (the "Moody Street Building") from One Moody Realty, LLC with a place of business at c/o Karger Realty, Inc., 407 Squire Road, Revere, MA 02151 (the "Moody Street Landlord").

      Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Main Street Lease and the Moody Street Lease.

      This Lease Estoppel Certificate is executed in connection therewith and is being delivered to the President and Fellows of Harvard College, a Massachusetts educational and charitable corporation, with a place of business at c/o Harvard Real Estate Services, Holyoke Center, Suite 800, Cambridge, Massachusetts 02138 ("Harvard") in connection with that certain lease by and between Harvard and Tenant for certain property located at 300 North Beacon Street (known as Building 97), and at 311 Arsenal Street (known as Building 311), the Arsenal on the Charles, Watertown, Massachusetts 02472, dated as of October __, 2004,

      Based on the understanding of the foregoing, Tenant hereby represents and warrants to Harvard as follows:

      1. The premises leased under the Main Street Lease consist of approximately 3,000 rentable square feet in the basement of the Main Street Building, 10,800 rentable square feet on the second floor of the Main Street Building, and 8,500 rentable square feet on the third floor of the Main Street Building, for a total of approximately 22,300 rentable square feet (the "Main Street Premises").

      2. The premises leased under the Moody Street Lease consist of approximately 11,188 rentable square feet on the second floor of the Moody Street Building, 5,466 rentable square feet on the third floor of the Moody Street Building, 11,850 rentable square feet on the fourth floor of the Moody Street Building, and 6,250

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




            rentable square feet on the fifth floor of the Moody Street Building, for a total of approximately 34,754 rentable square feet.

      3. The current Base Rent for the Main Street Premises is $ * per month, plus any Additional Rent as specified in the Main Street Lease to be payable equal to $_________ per month.

      4.    The current Annual Fixed Rent for the Moody Street Premises is
            $ * , payable in equal monthly installments of $ * , plus any common area charges, taxes and other stipulated charges as specified in the Moody Street Lease to be payable, which are currently $__________ per month.

      5. Tenant presently occupies the Main Street Premises and the Moody Street Premises and is conducting its business therein, which business is the use permitted under the respective Leases.

      6. No rent or other payments have been paid by the Tenant in advance of its due date under either the Main Street Lease or the Moody Street Lease.

      7. Neither the Main Street Landlord nor the Moody Street Landlord is holding any security deposit in connection with their respective leases except the amounts set forth as follows:

Main Street Landlord:                       $ *                       (Letter of Credit)
Moody Street Landlord:                      $ *                       (Letter of Credit)

      8. The Main Street Lease is the complete statement of the lease agreement between the Main Street Landlord and Tenant with respect to the Main Street Premises and is presently in full force and effect according to its terms.

      9. The Moody Street Lease is the complete statement of the lease agreement between the Moody Street Landlord and Tenant with respect to the Moody Street Premises and is presently in full force and effect according to its terms.

      10. Neither the Main Street Lease nor the Moody Street Lease has been assigned, modified, supplemented or amended.

      11. There are presently no subleases in effect with respect to all or any portion of the Main Street Premises or the Moody Street Premises, and no party other than the Tenant is occupying all or any portion of the Main Street Premises or Moody Street Premises.

      12. Tenant is aware of no default or event of default under either the Main Street Lease or the Moody Street Lease, and is aware of no event that has occurred which with the passage of time or the giving of notice would constitute a default thereunder as of the date hereof. Furthermore, all conditions under the Main Street Lease and the Moody Street Lease to be performed by the respective

            Landlords and Tenant have been performed satisfactorily and in accordance with the respective leases. On this date, there are no existing defenses or offsets which the Main Street Landlord, the Moody Street Landlord or Tenant has against the enforcement of either the Main Street Lease or the Moody Street Lease.

      13. Tenant represents and warrants that the current term of the Main Street Lease will expire on June 30, 2007 and that the Main Street Lease contains no options to extend, except as follows:

            None.

      14. Tenant represents and warrants that the current term of the Moody Street Lease will expire on June 30, 2007 and that the Moody Street Lease contains no options to extend, except as follows:

            A one time option to extend the term of the Moody Street Lease for five years, provided Tenant gives written notice to Moody Street Landlord at least twelve months prior to June 30, 2007.

      15. Tenant represents and warrants that Tenant shall have the right to terminate the Main Street Lease as to any or all of the Main Street Premises without penalty with three months written notice after September 1, 2005.

            EXECUTED as an instrument under seal as of the ____ day of October, 2004.

                                     TENANT
                                     athenahealth, Inc.

                                     By: ________________________________
                                         duly authorized
                                     Name: ______________________________
                                     Title: _____________________________

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                           LEASE ESTOPPEL CERTIFICATE

         Pursuant to that certain Sublease dated as of April 9, 2003, as affected by that certain letter agreement dated April 9, 2003, as further amended by that certain Assignment of Sublease dated as of March 16, 2004, and as further amended by that certain Amendment and Assumption of Sublease effective as of May 1, 2004 (as so amended, the "Main Street Lease"), athenahealth, Inc., having a place of business at One Moody Street, Waltham, Massachusetts 02450 (the "Tenant") is leasing certain property as identified in the Main Street Lease which is a portion of the building located at 716 Main Street, Waltham, Massachusetts 02450 (the "Main Street Building") from Skorz/Waltham, LLC, with a place of business at c/o Karger Realty, Inc., 407 Squire Road, Revere, Massachusetts 02151 (the "Main Street Landlord"). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Main Street Lease.

         Main Street Landlord hereby represents and warrants as follows:

         1. The premises leased under the Main Street Lease consist of approximately 3,000 rentable square feet in the basement of the Main Street Building, 10,800 rentable square feet on the second floor of the Main Street Building, and 8,500 rentable square feet on the third floor of the Main Street Building, for a total of approximately 22,300 rentable square feet (the "Main Street Premises").

         2. Tenant presently occupies the Main Street Premises and is conducting its business therein, which business is the use permitted under the Main Street Lease.

         3.       The current Base Rent for the Main Street Premises is
                  $ * per month, plus any Additional Rent as specified in the Main Street Lease to be payable equal to $______ per month.

         4. No rent or other payments have been paid by the Tenant in advance of its due date under the Main Street Lease.

         5. The Main Street Landlord is not holding any security deposit in connection with the Main Street Lease except the amount set forth as follows:

                  $ *  (Letter of Credit)

         6. The Main Street Lease is the complete statement of the lease agreement between the Main Street Landlord and Tenant with respect to the Main Street Premises and is presently in full force and effect according to its terms.

         7. The Main Street Lease has not been assigned, modified, supplemented or amended.

         8. There are presently no subleases in effect with respect to all or any portion of the Main Street Premises, and no party other than the Tenant is occupying all or any portion of the Main Street Premises.

         9. Tenant is aware of no default or event of default under the Main Street Lease, and is aware of no event that has occurred which with the passage of time or the giving of notice would constitute a default thereunder as of the date hereof. Furthermore, all conditions under the Main Street Lease to be performed by the Main Street Landlord and Tenant have been performed satisfactorily and in accordance with the Main Street Lease. On this date, there are no existing defenses or offsets which the Main Street Landlord or Tenant has against the enforcement of the Main Street Lease.

         10. Main Street Landlord represents and warrants that the current term of the Main Street Lease will expire on June 30, 2007 and that the Main Street tease contains no options to extend, except as follows:

                  None.

         11. Main Street Landlord represents and warrants that Tenant shall have the right to terminate the Main Street Lease as to any or all of the Main Street Premises without penalty with three months written notice after September 1, 2005.

      EXECUTED as an instrument under seal as of the ____ day of October, 2004.

                                       MAIN STREET LANDLORD
                                       SKORZ/WALTHAM, LLC

                                       By: ________________________________
                                           duly authorized
                                       Name: ______________________________
                                       Title: _____________________________

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                           LEASE ESTOPPEL CERTIFICATE

         Pursuant to that certain Amendment and Restatement of Lease dated as of February 1, 2000, as further amended by that certain First Amendment to Lease dated as of October 31, 2000, and as further amended by that certain Second Amendment to Lease dated as of February 22, 2002 (as so amended, the "Moody Street Lease"), athenahealth, Inc., having a place of business at One Moody Street, Waltham, Massachusetts 02450 (the "Tenant") is leasing certain property as identified in the Moody Street Lease which is a portion of the building located at One Moody Street, Waltham, Massachusetts 02450 (the "Moody Street Building") from One Moody Realty, LLC with a place of business at do Karger Realty, Inc. 407 Squire Road, Revere, MA 02151 (the "Moody Street Landlord"). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Moody Street Lease.

         Moody Street Landlord hereby represents and warrants as follows:

         1. The premises leased under the Moody Street Lease consist of approximately 11,188 rentable square feet on the second floor of the Moody Street Building, 5,466 rentable square feet on the third floor of the Moody Street Building, 11,850 rentable square feet on the fourth floor of the Moody Street Building, and 6,250 rentable square feet on the fifth floor of the Moody Street Building, for a total of approximately 34,754 rentable square feet.

         2. Tenant presently occupies the Moody Street Premises and is conducting its business therein, which business is the use permitted under the Moody Street Lease.

         3. The current Annual Fixed Rent for the Moody Street Premises is $ * , payable in equal monthly installments of $ * , plus any common area charges, taxes and other stipulated charges as specified in the Moody Street Lease to be payable, which are currently $______ per month.

         4. No rent or other payments have been paid by the Tenant in advance of its due date under the Moody Street Lease.

         5. The Moody Street Landlord is not holding any security deposit in connection with the Moody Street Lease except the amount set forth as follows:

                  $ *  (Letter of Credit)

         6. The Moody Street Lease is the complete statement of the lease agreement between the Moody Street Landlord and Tenant with respect to the Moody Street Premises and is presently in full force and effect according to its terms.

         7. The Moody Street Lease has not been assigned, modified, supplemented or amended.

         8. There are presently no subleases in effect with respect to all or any portion of the Moody Street Premises, and no party other than the Tenant is occupying all or any portion of the Moody Street Premises.

         9. Tenant is aware of no default or event of default under the Moody Street Lease, and is aware of no event that has occurred which with the passage of time or the giving of notice would constitute a default thereunder as of the date hereof. Furthermore, all conditions under the Moody Street Lease to be performed by the Moody Street Landlord and Tenant have been performed satisfactorily and in accordance with the Moody Street Lease. On this date, there are no existing defenses or offsets which the Moody Street Landlord or Tenant has against the enforcement of the Moody Street Lease.

         10. Moody Street Landlord represents and warrants that the current term of the Moody Street Lease will expire on June 30, 2007 and that the Moody Street Lease contains no options to extend, except as follows:

                  A one time option to extend the term of the Moody Street Lease for five years, provided Tenant gives written notice to Moody Street Landlord at least twelve months prior to June 30, 2007.

      EXECUTED as an instrument under seal as of the _______ day of October, 2004.

                                     MOODY STREET LANDLORD
                                     One Moody Realty, LLC

                                     By: _________________________________
                                         duly authorized
                                     Name: _______________________________
                                     Title:_______________________________

                             EXHIBIT K - LEASE RIDER

      The following provisions are hereby incorporated into this Lease.

                        A. Tenant's Right of First Offer.

1.    Right of First Offer/Conditions

      a. Tenant shall have a right of first offer (the "Right of First Offer") after initial lease-up, on the First Offer Space, as defined below, upon the terms and conditions set forth in this Section A. This Right of First Offer shall apply only to athenahealth, Inc., and no assignee, subtenant or successor of athenahealth, Inc. shall have any rights under this Right of First Offer.

      b. The space that is subject to the rights in this Section A is limited to the tenantable space in Building 311 located on the second, third and fourth floors, and that Landlord intends to lease for general office use (the "First Offer Space").

      c. Tenant shall not be permitted to exercise this Right of First Offer, and Landlord shall have no obligation to deliver an Offering Notice, as defined below, unless Landlord determines that the following conditions precedent (collectively, the "First Offer Conditions") have been satisfied at the time that any First Offer Space becomes available:

            (i) this Lease is in full force and effect and athenahealth, Inc. is the Tenant,

            (ii) Tenant is in compliance with the terms of the Lease and no Breach or Event of Default of Tenant shall have occurred and be continuing;

            (iii) Landlord determines, based on the then current Tenant's
                  Financial Statement, that Tenant is sufficiently capable of meeting the additional financial obligations for the First Offer Space;

            (iv) athenahealth, Inc. is occupying at least 80% of the Building 311 Premises;

            (v) The First Offer Space is intended for the exclusive use of athenahealth, Inc. or its Affiliates; and

            (vi) The existing tenant in any First Offer Space has not extended or renewed its Lease for such First Offer Space or entered into a new lease for such First Offer space.

2. Landlord's Offering Notice. At any time after Landlord has determined that an existing tenant in any First Offer Space will not extend or renew its lease or enter into a new lease for such space, but prior to leasing any such First Offer Space to a party other than the existing tenant of such space, and provided that Landlord has determined that the First Offer Conditions have been satisfied, Landlord agrees to provide Tenant written notice

      (the "Offering Notice") of the availability of such First Offer Space. The Offering Notice will (i) identify the First Offer Space that Landlord intends to lease, (ii) set forth the date that Landlord expects to be able to deliver such space for lease and the lease term that Landlord is offering such First Offer Space (the "First Offer Space Term"); and (iii) indicate the Basic Rent that Landlord is offering such First Offer Space (the "First Offer Space Basic Rent").

3. Availability of First Offer Space. The First Offer Space shall not be deemed to be available if Landlord or any affiliate of Harvard intends to occupy such First Offer Space.

4. Tenant's Election. Within ten Business Days after Landlord's delivery of an Offering Notice to Tenant, Tenant shall either (i) give Landlord written notice that Tenant elects to lease such First Offer Space (the "Acceptance Notice"), or (ii) give Landlord written notice that Tenant elects not to lease the First Offer Space (the "Refusal Notice"). If Tenant timely gives an Acceptance Notice, Landlord and Tenant shall enter into a written amendment to this Lease incorporating such First Offer space into the Premises demised hereunder. Landlord ` and Tenant shall enter into such written amendment within thirty days following Landlord's delivery to Tenant of such written amendment. Such amendment shall provide:

      a. such First Offer Space shall be demised to Tenant upon delivery of the same by Landlord to Tenant ("First Offer Space Commencement Date") for the First Offer Space Term, and shall be considered part of the Premises, provided that all of the terms stated in the Offering Notice shall govern Tenant's leasing of the First Offer Space, including that the Basic Rent for such First Offer Space shall be the First Offer. Space Basic Rent, and appropriate adjustments shall be made to Tenant's Share of Parking Spaces, Tenant's Share of Operating Costs and Tenant's Share of Taxes during the First Offer Space Term to reflect the addition of the First Offer Space to the Premises; and

      b. such First Offer Space shall be leased by Tenant in its "As-Is" condition subject to Landlord's obligation to deliver the services set forth in Article 9 of this Lease, and the Work Letter shall not apply to the First Offer Space.

5.    Waiver.

      a. In the event that (i) Tenant gives a Refusal Notice, (ii) Tenant fails to give Landlord notice of Tenant's election within the ten Business Day period described in Section A.4. above, or (iii) Tenant fails to enter into a written amendment to this Lease with respect to such First Offer Space within the thirty day period described in Section A.4. above, then, with respect to the First Offer Space identified in such Offering Notice: (1) Tenant shall be deemed to have waived its Right of First Offer, (2) Landlord shall be deemed to have satisfied its obligations with respect to Tenant's Right of First Offer, Tenant's Right of First Offer shall thereafter be terminated, and Tenant shall have no further rights with respect to such First Offer Space for the balance of the Lease Term, and (3) Landlord may then enter into a lease for all or any portion of such First Offer Space upon such terms and conditions as Landlord may elect in Landlord's sole discretion.

      b. Tenant shall execute for the benefit of Landlord a written statement evidencing the waiver, or deemed waiver, of Tenant's Right of First Offer following any of the circumstances described in Section A.5(a); and if Tenant fails to execute such statement within five days after a written request from Landlord, Landlord may execute such statement on Tenant's behalf.

      c. Tenant shall have no claim against Landlord under this Section A if Landlord fails (either inadvertently or negligently) to .offer any First Offer Space to Tenant, and Tenant hereby waives any and all such claims related to this Section A. If Landlord though knowingly and intentionally breaches its obligation to deliver to Tenant an Offering Notice that Landlord was, under the terms of this Section A, obligated to deliver, Tenant may seek in a judicial proceeding, recovery of any reasonable actual damages incurred by Tenant as a result of Landlord's failure to deliver such Offering Notice, but in no event shall any Tenant's recovery exceed $10.00 per rentable square foot multiplied by the square footage of such First Offer Space.

                              B. Rooftop Equipment.

      Tenant may place certain equipment on the roof of the Buildings subject to the following additional requirements and restrictions:

      a. Subject to the provisions of this Section B, the roof of the Buildings may used for housing and operating certain equipment, including, but not limited to a back-up generator, to be purchased and installed by Tenant as part of Tenant's Work (defined in Exhibit D, all as specifically approved in writing by Landlord (any equipment installed within the roof of the Buildings, as the same may be modified, altered or replaced during the term hereof, is collectively referred to herein as "Tenant's Rooftop Equipment"). Landlord's approval shall not be unreasonably withheld provided Tenant demonstrates to Landlord's satisfaction that the proposed equipment (x) does not interfere with any Building Systems on the roof; (y) will not affect the structural integrity of the Buildings or impact the roof or the roof membrane in any manner, and (z) shall be adequately sound-proofed to meet all requirements of Legal Requirements and Landlord's specified maximum decibel levels for equipment operations.

      b. Tenant shall not install or operate Tenant's Rooftop Equipment until Tenant has obtained and submitted to Landlord copies of all required governmental permits, licenses, and authorizations necessary for the installation and operation thereof. In addition, Tenant shall comply with all reasonable construction rules and regulations promulgated by Landlord in the installation, maintenance and operation of Tenant's Rooftop Equipment. Tenant's contractor shall be subject to prior written approval by Landlord, and shall be an approved contractor under the terms of the roof warranty. In the event that Tenant, after commercially reasonable efforts, shall be unable to obtain all of the required governmental permits, licenses, and authorizations necessary for the installation and operation of a back-up generator on the roof of Building 311, Tenant may pursue all required governmental permits, licenses, and authorizations necessary for the installation and operation of a back-up generator to be placed adjacent to Building 311 or Building 97, in a location designated by Landlord, in its sole discretion.

      c. Landlord shall have no obligation to provide any services including, without limitation, electric current, or gas service to the roof or to Tenant's Rooftop Equipment.

      d. Tenant shall be responsible for the cost of repairing and maintaining Tenant's Rooftop Equipment and the cost of repairing any damage to the Buildings, or the cost of any necessary improvements to the Buildings, caused by or as a result of the installation, replacement and/or removal of Tenant's Rooftop Equipment. At the end of the Lease Term, Tenant shall remove all Tenant's Rooftop Equipment and repair any damage caused by such removal as required by Section 5.1.4 of this Lease or the provisions of Exhibit F.

      e. Landlord makes no warranties or representations to Tenant as to the suitability of the roof for the installation and operation of Tenant's Rooftop Equipment.

      f. If any of Tenant's Work on the roof of the Buildings, including without limitation the installation and maintenance of Tenant's Rooftop Equipment, damages the roof or invalidates or adversely affects any warranty provided by Landlord to Tenant, Tenant shall be fully responsible for the cost of repairs (and any subsequent repairs to the roof to the extent that any warranty is invalidated or adversely affected).

                        EXHIBIT L: SHUTTLE BUS SCHEDULE

100 Talcott Avenue              7:15 AM                      7:25 AM                      7:35 AM
200 Talcott Avenue              7:16 AM                      7:26 AM                      7:36 AM
311 Arsenal St.                 7:17 AM                      7:27 AM                      7:37 AM
300 N. Beacon                   7:18 AM                      7:28 AM                      7:38 AM

100 Talcott Avenue              7:55 AM                      8:05 AM                      8:15 AM
200 Talcott Avenue              7:56 AM                      8:06 AM                      8:16 AM
311 Arsenal St.                 7:57 AM                      8:07 AM                      8:17 AM
300 N. Beacon                   7:58 AM                      8:08 AM                      8:18 AM

100 Talcott Avenue              8:35 AM                      8:45 AM                      8:55 AM
200 Talcott Avenue              8:36 AM                      8:46 AM                      8:56 AM
311 Arsenal St.                 8:37 AM                      8:47 AM                      8:57 AM
300 N. Beacon                   8:38 AM                      8:48 AM                      8:58 AM

100 Talcott Avenue              9:15 AM                      9:30 AM
200 Talcott Avenue              9:16 AM                      9:31 AM
311 Arsenal St.                 9:17 AM                      9:32 AM
300 N. Beacon                   9:18 AM                      9:33 AM

100 Talcott Avenue              9:39 AM                      10:06 AM
200 Talcott Avenue              9:40 AM                      10:07 AM
311 Arsenal St.                 9:41 AM                      10:08 AM
300 N. Beacon                   9:42 AM                      10:09 AM

100 Talcott Avenue              10:15 AM                     10:42 AM
200 Talcott Avenue              10:16 AM                     10:43 AM
311 Arsenal St.                 10:17 AM                     10:44 AM
300 N. Beacon                   10:18 AM                     10:45 AM

100 Talcott Avenue              10:51 AM                     11:18 AM
200 Talcott Avenue              10:52 AM                     11:19 AM
311 Arsenal St.                 10:53 AM                     11:20 AM
300 N. Beacon                   10:54 AM                     11:21 AM

100 Talcott Avenue              11:27 AM                     11:54 AM
200 Talcott Avenue              11:28 AM                     11:55 AM
311 Arsenal St.                 11:29 AM                     11:56 AM
300 N. Beacon                   11:30 AM                     11:57 AM

100 Talcott Avenue              12:03 PM                     12:30 PM
200 Talcott Avenue              12:04 PM                     12:31 PM
311 Arsenal St.                 12:05 PM                     12:32 PM
300 N. Beacon                   12:06 PM                     12:33 PM

100 Talcott Avenue              12:39 PM                     1:06 PM
200 Talcott Avenue              12:40 PM                     1:07 PM
311 Arsenal St.                 12:41 PM                     1:08 PM
300 N. Beacon                   12:42 PM                     1:09 PM

100 Talcott Avenue              1:15 PM                      1:42 PM
200 Talcott Avenue              1:16 PM                      1:43 PM
311 Arsenal St.                 1:17 PM                      1:44 PM
300 N. Beacon                   1:18 PM                      1:45 PM

100 Talcott Avenue              1:51 PM                      2:18 PM
200 Talcott Avenue              1:52 PM                      2:19 PM
311 Arsenal St.                 1:53 PM                      2:20 PM
300 N. Beacon                   1:54 PM                      2:21 PM

100 Talcott Avenue              2:27 PM                      2:54 PM
200 Talcott Avenue              2:28 PM                      2:55 PM
311 Arsenal St.                 2:29 PM                      2:56 PM
300 N. Beacon                   2:30 PM                      2:57 PM

100 Talcott Avenue              3:03 PM                      3:30 PM
200 Talcott Avenue              3:04 PM                      3:31 PM
311 Arsenal St.                 3:05 PM                      3:32 PM
300 N. Beacon                   3:06 PM                      3:33 PM

100 Talcott Avenue              3:30 PM                      4:06 PM
200 Talcott Avenue              3:40 PM                      4:07 PM
311 Arsenal St.                 3:41 PM                      4:08 PM
300 N. Beacon                   3:42 PM                      4:09 PM

100 Talcott Avenue              4:15 PM                      4:42 PM
200 Talcott Avenue              4:16 PM                      4:43 PM
311 Arsenal St.                 4:17 PM                      4:44 PM
300 N. Beacon                   4:18 PM                      4:45 PM

100 Talcott Avenue              4:51 PM                      5:18 PM
200 Talcott Avenue              4:52 PM                      5:19 PM
311 Arsenal St.                 4:53 PM                      5:20 PM
300 N. Beacon                   4:54 PM                      5:21 PM

100 Talcott Avenue              5:27 PM                      5:54 PM
200 Talcott Avenue              5:28 PM                      5:55 PM
311 Arsenal St.                 5:29 PM                      5:56 PM
300 N. Beacon                   5:30 PM                      5:57 PM

100 Talcott Avenue              6:03 PM                      6:30 PM
200 Talcott Avenue              6:04 PM                      6:31 PM
311 Arsenal St.                 6:05 PM                      6:32 PM
300 N. Beacon                   6:06 PM                      6:33 PM

                     EXHIBIT L-1: 4TH SHUTTLE BUS SCHEDULE

100 Talcott Avenue          7:15 AM        7:25 AM        7:35 AM      7:45 AM
200 Talcott Avenue          7:16 AM        7:26 AM        7:36 AM      7:46 AM
311 Arsenal St.             7:17 AM        7:27 AM        7:37 AM      7:47 AM
300 N. Beacon               7:18 AM        7:28 AM        7:38 AM      7:48 AM

100 Talcott Avenue          7:55 AM        8:05 AM        8:15 AM      8:25 AM
200 Talcott Avenue          7:56 AM        8:06 AM        8:16 AM      8:26 AM
311 Arsenal St.             7:57 AM        8:07 AM        8:17 AM      8:27 AM
300 N. Beacon               7:58 AM        8:08 AM        8:18 AM      8:28 AM

100 Talcott Avenue          8:35 AM        8:45 AM        8:55 AM      9:05 AM
200 Talcott Avenue          8:36 AM        8:46 AM        8:56 AM      9:06 AM
311 Arsenal St.             8:37 AM        8:47 AM        8:57 AM      9:07 AM
300 N. Beacon               8:38 AM        8:48 AM        8:58 AM      9:08 AM

100 Talcott Avenue          9:15 AM        9:30 AM
200 Talcott Avenue          9:16 AM        9:31 AM
311 Arsenal St.             9:17 AM        9:32 AM
300 N. Beacon               9:18 AM        9:33 AM

100 Talcott Avenue          9:39 AM        10:06 AM
200 Talcott Avenue          9:40 AM        10:07 AM
311 Arsenal St.             9:41 AM        10:08 AM
300 N. Beacon               9:42 AM        10:09 AM

100 Talcott Avenue          10:15 AM       10:42 AM
200 Talcott Avenue          10:16 AM       10:43 AM
311 Arsenal St.             10:17 AM       10:44 AM
300 N. Beacon               10:18 AM       10:45 AM

100 Talcott Avenue          10:51 AM       11:18 AM
200 Talcott Avenue          10:52 AM       11:19 AM
311 Arsenal St.             10:53 AM       11:20 AM
300 N. Beacon               10:54 AM       11:21 AM

100 Talcott Avenue          11:27 AM       11:54 AM
200 Talcott Avenue          11:28 AM       11:55 AM
311 Arsenal St.             11:29 AM       11:56 AM
300 N. Beacon               11:30 AM       11:57 AM


100 Talcott Avenue          12:03 PM       12:30 PM
200 Talcott Avenue          12:04 PM       12:31 PM
311 Arsenal St.             12:05 PM       12:32 PM
300 N. Beacon               12:06 PM       12:33 PM

100 Talcott Avenue          12:39 PM       1:06 PM
200 Talcott Avenue          12:40 PM       1:07 PM
311 Arsenal St.             12:41 PM       1:08 PM
300 N. Beacon               12:42 PM       1:09 PM

100 Talcott Avenue          1:15 PM        1:42 PM
200 Talcott Avenue          1:16 PM        1:43 PM
311 Arsenal St.             1:17 PM        1:44 PM
300 N. Beacon               1:18 PM        1:45 PM

100 Talcott Avenue          1:51 PM        2:18 PM
200 Talcott Avenue          1:52 PM        2:19 PM
311 Arsenal St.             1:53 PM        2:20 PM
300 N. Beacon               1:54 PM        2:21 PM

100 Talcott Avenue          2:27 PM        2:54 PM
200 Talcott Avenue          2:28 PM        2:55 PM
311 Arsenal St.             2:29 PM        2:56 PM
300 N. Beacon               2:30 PM        2:57 PM

100 Talcott Avenue          3:03 PM        3:30 PM
200 Talcott Avenue          3:04 PM        3:31 PM
311 Arsenal St.             3:05 PM        3:32 PM
300 N. Beacon               3:06 PM        3:33 PM

100 Talcott Avenue          3:30 PM        4:06 PM
200 Talcott Avenue          3:40 PM        4:07 PM
311 Arsenal St.             3:41 PM        4:08 PM
300 N. Beacon               3:42 PM        4:09 PM

100 Talcott Avenue          4:15 PM        4:42 PM
200 Talcott Avenue          4:16 PM        4:43 PM
311 Arsenal St.             4:17 PM        4:44 PM
300 N. Beacon               4:18 PM        4:45 PM

100 Talcott Avenue          4:51 PM        5:18 PM
200 Talcott Avenue          4:52 PM        5:19 PM
311 Arsenal St.             4:53 PM        5:20 PM
300 N. Beacon               4:54 PM        5:21 PM


100 Talcott Avenue          5:27 PM        5:54 PM
200 Talcott Avenue          5:28 PM        5:55 PM
311 Arsenal St.             5:29 PM        5:56 PM
300 N. Beacon               5:30 PM        5:57 PM

100 Talcott Avenue          6:03 PM        6:30 PM
200 Talcott Avenue          6:04 PM        6:31 PM
311 Arsenal St.             6:05 PM        6:32 PM
300 N. Beacon               6:06 PM        6:33 PM


                                       3